                                                                   Exhibit 10.85

                                CREDIT AGREEMENT,

                            dated as of May 23, 2002

                                      among

                               RAILAMERICA, INC.,

                         PALM BEACH RAIL HOLDING, INC.,

                        RAILAMERICA TRANSPORTATION CORP.,
                                 as a Borrower,

                            RAILAMERICA CANADA CORP.,
                         as the Canadian Term Borrower,

                                  RAILINK LTD.,
                       as the Canadian Revolver Borrower,

                    RAILAMERICA AUSTRALIA FINANCE PTY., LTD.,
                        as the Australian Term Borrower,

         FREIGHT VICTORIA LIMITED and RAILAMERICA AUSTRALIA PTY., LTD.,
                      as the Australian Revolver Borrowers,

                VARIOUS FINANCIAL INSTITUTIONS FROM TIME TO TIME
                                 PARTIES HERETO,
                                 as the Lenders,

                                UBS WARBURG LLC,
                                       and
                      MORGAN STANLEY SENIOR FUNDING, INC.,
                    as Joint Lead Arrangers and Bookrunners,

                      MORGAN STANLEY SENIOR FUNDING, INC.,
                      as Syndication Agent for the Lenders,

                            UBS AG, STAMFORD BRANCH,
                  as the Administrative Agent for the Lenders,

                            THE BANK OF NOVA SCOTIA,
                      as Collateral Agent for the Lenders,

                                       and
          THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS NEW YORK BRANCH,
                   as the Documentation Agents for the Lenders

                                TABLE OF CONTENTS

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Section                                                                                      Page
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                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS


   1.1.  Defined Terms.........................................................................3

   1.2.  Use of Defined Terms.................................................................45

   1.3.  Cross-references.....................................................................45

   1.4.  Accounting and Financial Determinations..............................................45

   1.5.  Bbsy Rate............................................................................48

                                   ARTICLE II

   COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND LETTERS OF CREDIT


   2.1.  Commitments..........................................................................48
         2.1.1.  Revolving Loan Commitment and Swing Line Loan Commitment.....................48
         2.1.2.  Letter of Credit Commitment..................................................49
         2.1.3.  Term Loan Commitment.........................................................50
         2.1.4.  Lenders Not Permitted or Required to Make the Loans..........................50
         2.1.5.  Issuer Not Permitted or Required to Issue Letters of Credit..................51

   2.2.  Reduction of the Commitment Amounts..................................................51
         2.2.1.  Optional.....................................................................51
         2.2.2.  Mandatory....................................................................52

   2.3.  Borrowing Procedures.................................................................52
         2.3.1.  Borrowing Procedure..........................................................52
         2.3.2.  Swing Line Loans.............................................................53

         2.3.3.  Special Provisions Relating to Australian Term Loans.........................54

   2.4.  Continuation and Conversion Elections................................................56
         2.4.1.  Converting Canadian Bas to Canadian Prime Rate Loans.........................57

   2.5.  Funding..............................................................................57

   2.6.  Issuance Procedures..................................................................57
         2.6.1.  Other Lenders' Participation.................................................58
         2.6.2.  Disbursements................................................................58
         2.6.3.  Reimbursement................................................................59
         2.6.4.  Obligation to Cash Collateralize.............................................59
         2.6.5.  Nature of Reimbursement Obligations..........................................59

   2.7.  Register; Notes......................................................................60

   2.8.  Canadian Bas.........................................................................61
         2.8.1.  Funding of Canadian Bas......................................................61


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                                       i
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         2.8.2.  Acceptance Fees..............................................................62
         2.8.3.  Execution of Canadian Bas....................................................62
         2.8.4.  Special Provisions Relating to Acceptance Notes..............................63
         2.8.5.  Payments by Canadian Lenders and the Canadian Revolver Borrower..............63
         2.8.6.  Sale of Canadian Bas.........................................................64

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES


   3.1.  Repayments and Prepayments; Application..............................................64
         3.1.1.  Repayments and Prepayments...................................................64
         3.1.2.  Application..................................................................70

   3.2.  Interest Provisions..................................................................71
         3.2.1.  Rates........................................................................71
         3.2.2.  Post-default Rates...........................................................72
         3.2.3.  Payment Dates................................................................72

   3.3.  Fees.................................................................................72
         3.3.1.  Commitment Fee...............................................................73
         3.3.2.  Agents' Fee..................................................................73
         3.3.3.  Letter of Credit Fee.........................................................74

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS


   4.1.  Libo Rate Lending Unlawful...........................................................74

   4.2.  Deposits Unavailable; Circumstances Making Canadian Bas Unavailable..................74

   4.3.  Increased Libo Rate Loan Costs, Etc..................................................75

   4.4.  Funding Losses.......................................................................76

   4.5.  Increased Capital Costs..............................................................76

   4.6.  Taxes................................................................................76

   4.7.  Payments, Computations, Etc..........................................................79

   4.8.  Sharing of Payments..................................................................80

   4.9.  Setoff...............................................................................80

   4.10.  Replacement of Lenders..............................................................81

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS


   5.1.  Initial Credit Extension.............................................................81
         5.1.1.  Resolutions, Etc.............................................................82
         5.1.2.  Receipt of Reports...........................................................82
         5.1.3.  Loan Documents...............................................................82
         5.1.4.  Closing Date Certificate.....................................................82

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                                       ii
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
         5.1.5.  Delivery of Notes............................................................83
         5.1.6.  Payment of Outstanding Indebtedness, Etc.....................................83
         5.1.7.  Closing Fees, Expenses, Etc..................................................83
         5.1.8.  Financial Information, Material Adverse Change...............................83
         5.1.9.  Opinions of Counsel..........................................................84
         5.1.10.  Filing Agent, Etc...........................................................84
         5.1.11.  Solvency Certificate........................................................85
         5.1.12.  Pledge and Security Agreements..............................................85
         5.1.13.  Trademark Security Agreement................................................88
         5.1.14.  Foreign Pledge Agreements...................................................88
         5.1.15.  Insurance...................................................................88
         5.1.16.  Mortgages...................................................................88
         5.1.17.  Litigation..................................................................88
         5.1.18.  Corporate, Tax and Capital Structure........................................88
         5.1.19.  Approvals...................................................................89
         5.1.20.  Environmental Assessment....................................................89
         5.1.21.  Appraisal of Assets.........................................................89

   5.2.  All Credit Extensions................................................................89
         5.2.1.  Compliance With Warranties, No Default, Etc..................................89
         5.2.2.  Credit Extension Request, Etc................................................89
         5.2.3.  Satisfactory Legal Form......................................................90

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES


   6.1.  Organization, Etc....................................................................90

   6.2.  Due Authorization, Non-contravention, Etc............................................90

   6.3.  Government Approval, Regulation, Etc.................................................91

   6.4.  Validity, Etc........................................................................91

   6.5.  Financial Information................................................................91

   6.6.  No Material Adverse Change...........................................................92

   6.7.  Litigation, Labor Controversies, Etc.................................................92

   6.8.  Subsidiaries.........................................................................92

   6.9.  Ownership of Properties..............................................................92

   6.10.  Taxes...............................................................................92

   6.11.  Pension and Welfare Plans...........................................................93

   6.12.  Environmental Warranties............................................................93

   6.13.  Accuracy of Information.............................................................95

   6.14.  Regulations T, U and X..............................................................95

   6.15.  Representations in Other Loan Documents.............................................95


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                                      iii
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
   6.16.  Status of Obligations as Senior Indebtedness, Etc...................................95

   6.17.  Solvency............................................................................95

                                   ARTICLE VII

                                    COVENANTS


   7.1.  Affirmative Covenants................................................................96
         7.1.1.  Financial Information, Reports, Notices, Etc.................................96
         7.1.2.  Maintenance of Existence; Compliance With Laws, Etc..........................99
         7.1.3.  Maintenance of Properties....................................................99
         7.1.4.  Insurance....................................................................99
         7.1.5.  Books and Records...........................................................100
         7.1.6.  Environmental Law Covenant..................................................101
         7.1.7.  Use of Proceeds.............................................................101
         7.1.8.  Future Guarantors, Security, Etc............................................102
         7.1.9.  Rate Protection Agreements..................................................103
         7.1.10.  Australian Security Trustee................................................103

   7.2.  Negative Covenants..................................................................103
         7.2.1.  Business Activities.........................................................103
         7.2.2.  Indebtedness................................................................104
         7.2.3.  Liens.......................................................................107
         7.2.4.  Financial Covenants.........................................................109
         7.2.5.  Investments.................................................................111
         7.2.6.  Restricted Payments, Etc....................................................113
         7.2.7.  Capital Expenditures, Etc...................................................113
         7.2.8.  No Prepayment of Certain Debt...............................................114
         7.2.9.  Capital Stock of Subsidiaries...............................................114
         7.2.10.  Consolidation, Merger, Etc.................................................115
         7.2.11.  Permitted Dispositions.....................................................115
         7.2.12.  Modification of Certain Agreements.........................................116
         7.2.13.  Transactions With Affiliates...............................................116
         7.2.14.  Restrictive Agreements, Etc................................................116
         7.2.15.  Sale and Leaseback; Operating Leases.......................................117
         7.2.15.  Change of Accounting Principles or Fiscal Year.............................117

                                  ARTICLE VIII

                                EVENTS OF DEFAULT


   8.1.  Listing of Events of Default........................................................117
         8.1.1.  Non-payment of Obligations..................................................117
         8.1.2.  Breach of Warranty..........................................................118
         8.1.3.  Non-performance of Certain Covenants and Obligations........................118
         8.1.4.  Non-performance of Other Covenants and Obligations..........................118
         8.1.5.  Default On Other Indebtedness...............................................118
         8.1.6.  Judgments...................................................................118
         8.1.7.  Pension Plans...............................................................119
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                                       iv
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


         8.1.8.  Change in Control...........................................................119
         8.1.9.  Bankruptcy, Insolvency, Etc.................................................119
         8.1.10. Impairment of Security, Etc.................................................120
         8.1.11. Failure of Subordination....................................................120
         8.1.12. Guarantee Invalid...........................................................120

   8.2.  Action If Bankruptcy................................................................120

   8.3.  Action If Other Event of Default....................................................120

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT


   9.1.  Actions.............................................................................121

   9.2.  Funding Reliance, Etc...............................................................121

   9.3.  Exculpation.........................................................................122

   9.4.  Subagents and Related Parties.......................................................122

   9.5.  Successor...........................................................................122

   9.6.  Credit Extensions by Each Agent and Issuer..........................................123

   9.7.  Credit Decisions....................................................................123

   9.8.  Copies, Etc.........................................................................123

   9.9.  Reliance by Agents..................................................................124

   9.10.  Defaults...........................................................................124

   9.11.  Collateral Agent...................................................................124

   9.12.  Documentation Agent................................................................124

   9.13.  Security Trust Deed................................................................125

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS


   11.1.  Waivers, Amendments, Etc...........................................................125

   11.2.  Notices; Time......................................................................127

   11.3.  Payment of Costs and Expenses......................................................127

   11.4.  Indemnification....................................................................128

   11.5.  Survival...........................................................................129

   11.6.  Severability.......................................................................130

   11.7.  Headings...........................................................................130

   11.8.  Execution in Counterparts, Effectiveness, Etc......................................130

   11.9.  Governing Law; Entire Agreement....................................................130

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                                       v
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
   11.10.  Successors and Assigns............................................................130

   11.11.  Sale and Transfer of Credit Extensions; Participations in Credit Extensions
           and Notes.........................................................................130

   11.12.  Other Transactions................................................................134

   11.13.  Judgment Currency.................................................................135

   11.14.  Forum Selection and Consent to Jurisdiction.......................................135

   11.15.  Waiver of Jury Trial..............................................................136

   11.16.  Independence of Covenants.........................................................136

   11.17.  Certain Matters Related to Collateral Sharing.....................................137

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                                       vi

SCHEDULE I        -        Disclosure Schedule
SCHEDULE II       -        Percentages and Administrative Information

EXHIBIT A-1       -        Form of U.S. Revolving Note
EXHIBIT A-2       -        Form of Canadian Revolving Note
EXHIBIT A-3       -        Form of Acceptance Note
EXHIBIT A-4       -        Form of Australian Revolving Note
EXHIBIT A-5       -        Form of U.S. Term Note
EXHIBIT A-6       -        Form of Canadian Term Note
EXHIBIT A-7       -        Form of Australian Debenture Deed Poll
EXHIBIT A-8       -        Form of Swing Line Note
EXHIBIT B-1       -        Form of Borrowing Request
EXHIBIT B-2       -        Form of Issuance Request
EXHIBIT C         -        Form of Continuation/Conversion Notice
EXHIBIT D         -        Form of Closing Date Certificate
EXHIBIT E-1       -        Form of Compliance Certificate
EXHIBIT E-2       -        Form of U.S. Dollar Equivalent Certificate
EXHIBIT F         -        Form of Officer's Solvency Certificate
EXHIBIT G-1       -        Form of U.S. Guarantee and Security Agreement
EXHIBIT G-2       -        Form of Canadian Debenture
EXHIBIT G-3       -        Form of Australian Security Trust Deed
EXHIBIT G-4       -        Form of Australian Deed of Security
EXHIBIT G-5       -        Form of Australian Equitable Mortgage of Shares
EXHIBIT H         -        Form of Interco Subordination Agreement
EXHIBIT I-1       -        Form of Mortgage
EXHIBIT I-2       -        Form of Deed of Trust
EXHIBIT J         -        Form of Lender Assignment Agreement
EXHIBIT K         -        Form of New York Counsel Opinion
EXHIBIT L         -        Form of Regulatory Counsel Opinion
EXHIBIT M         -        Form of Canadian Counsel Opinion
EXHIBIT N         -        Form of Australian Counsel Opinion
EXHIBIT O         -        Form of Local Counsel Opinion

ANNEX I           -        Corporate Structure

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of May 23, 2002, is among RAILAMERICA, INC., a Delaware corporation ("HOLDINGS"), PALM BEACH RAIL HOLDING, INC., a wholly owned Subsidiary of Holdings ("INTERMEDIATE HOLDINGS"), RAILAMERICA TRANSPORTATION CORP., a wholly owned Subsidiary of Intermediate Holdings (the "COMPANY"), RAILAMERICA CANADA CORP., an unlimited liability company organized and existing under the laws of the Province of Nova Scotia, Canada (the "CANADIAN TERM BORROWER"), RAILINK LTD., a corporation organized and existing under the laws of the Province of Alberta, Canada (the "CANADIAN REVOLVER BORROWER"), RAILAMERICA AUSTRALIA FINANCE PTY., LTD., a proprietary limited company organized and existing under the laws of Australia (the "AUSTRALIAN TERM Borrower"), FREIGHT VICTORIA LIMITED, a corporation organized and existing under the laws of Australia, and RAILAMERICA AUSTRALIA PTY., LTD., a corporation organized and existing under the laws of Australia (each, an "AUSTRALIAN REVOLVER BORROWER" and, together the "AUSTRALIAN REVOLVER BORROWERS" and, together with the Company, the Canadian Term Borrower, the Canadian Revolver Borrower and the Australian Term Borrower, the "BORROWERS"), the various financial institutions and other Persons from time to time parties hereto (the "LENDERS"), UBS WARBURG LLC, and MORGAN STANLEY SENIOR FUNDING, INC., as Joint Lead Arrangers and Bookrunners, MORGAN STANLEY SENIOR FUNDING, INC., as the syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS, NEW YORK BRANCH, as documentation agents (in such capacity, the "DOCUMENTATION AGENTS") for the Lenders and THE BANK OF NOVA SCOTIA, as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders.


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, in order to repay existing indebtedness of the Borrowers and their respective subsidiaries, to fund the BNSF Acquisition (as defined below) or, after the Closing Date, one or more other permitted acquisitions (collectively, with the BNSF Acquisition, the "TERM LOAN ACQUISITIONS"), to pay the termination cost for terminating the Company's existing interest rate swap agreement, to pay fees and expenses in connection herewith and therewith and to provide ongoing working capital requirements, each of the Borrowers desires to obtain the following financing facilities from the Lenders:

                  (a) a Term Loan Commitment pursuant to which, subject to the terms and conditions hereof, Borrowings of Term Loans will be made on the Closing Date in a maximum, original principal amount of: (i) $265,000,000 to the Company, (ii) $50,000,000 to the Canadian Term Borrower and (iii) $60,000,000 to the Australian Term Borrower;

                  (b) a U.S. Revolving Loan Commitment (to include availability for U.S. Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which, subject to the terms and conditions hereof, Borrowings of U.S. Revolving Loans will be made to the Company from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date, in a maximum aggregate principal amount not to exceed, when taken together with (x) the Letter of Credit Outstandings and (y) all Swing Line Loans, the then existing U.S. Revolving Loan Commitment Amount;

                  (c) a Canadian Revolving Loan Commitment pursuant to which, subject to the terms and conditions hereof, Borrowings of Canadian Revolving Loans will be made to the Canadian Revolver Borrower from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date, in a maximum aggregate principal amount, the U.S. Dollar Equivalent of which does not exceed the then existing Canadian Revolving Loan Commitment Amount;

                  (d) an Australian Revolving Loan Commitment pursuant to which, subject to the terms and conditions hereof, Borrowings of Australian Revolving Loans will be made to the Australian Revolver Borrowers from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date, in a maximum aggregate principal amount, the U.S. Dollar Equivalent of which does not exceed the then existing Australian Revolving Loan Commitment Amount;

                  (e) a Letter of Credit Commitment pursuant to which each Issuer will issue, subject to the terms and conditions hereof, Letters of Credit for the account of the Company, or the Company and any Restricted Subsidiary jointly and severally, from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed (i) the Letter of Credit Commitment Amount or (ii), when taken together with (x) all U.S. Revolving Loans and (y) all Swing Line Loans, the then existing U.S. Revolving Loan Commitment Amount; and

                  (f) a Swing Line Loan Commitment pursuant to which, subject to the terms and conditions hereof, Borrowings of Swing Line Loans (which shall be denominated solely in U.S. Dollars) will be made to the Company from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date, in a maximum aggregate outstanding principal amount not to exceed (i) the Swing Line Loan Commitment Amount or (ii), when taken together with (x) all U.S. Revolving Loans and (y) the Letter of Credit Outstandings, the then existing U.S. Revolving Loan Commitment Amount; and

         WHEREAS, the Lenders and the Issuers are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrowers and issue (or participate in) Letters of Credit;

         NOW, THEREFORE, the parties hereto agree as follows.


                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ACCEPTANCE NOTE" is defined in clause (b) of Section 2.8.4.

         "ADDITIONAL TERM LOANS" is defined in clause (a) of Section 7.2.2.

         "ADMINISTRATIVE AGENT" is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.5.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly,

                  (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

                  (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

         "AGENTS" means the Administrative Agent and the Syndication Agent.
          ------

         "AGREEMENT" means this Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans (other than Canadian Revolving Loans at the Canadian Prime Rate), a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

                  (a)  the Base Rate in effect on such day; and

                  (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Company and the Lenders of changes in the Alternate Base

Rate; PROVIDED that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

         "APPLICABLE CANADIAN BA STAMPING FEE" means, at all times during the applicable periods set forth below,

                  (a) from the Effective Date to (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is required to be delivered by Holdings to the Agents pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end, with respect to the unpaid principal amount of each outstanding Canadian BA, 2.00% per annum; and

                  (b) at all times from the date the Compliance Certificate described in clause (a) above is required to be delivered, with respect to the unpaid principal amount of each outstanding Canadian BA, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "APPLICABLE CANADIAN BA STAMPING FEE":

                      Leverage                               Applicable
                        Ratio                         Canadian Ba Stamping Fee
                      --------                        ------------------------

                        >4.5x                                   2.50%
                        -

                     >4.0x<4.5x                                 2.25%
                     -

                     >3.5x <4.0x                                2.00%
                     -

                     >3.0x <3.5x                                1.75%
                     -

                     >2.0x <3.0x                                1.50%
                     -

                        <2.0x                                   1.25%

         The Leverage Ratio used to compute the Applicable Canadian BA Stamping Fee for any day referred to in clause (b) above shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Agents on or prior to such day pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end. Changes in the Applicable Canadian BA Stamping Fee resulting from a change in the Leverage Ratio shall become effective on the first day following delivery by Holdings to the Agents of a new Compliance Certificate pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end. If Holdings shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (d) of Section 7.1.1 (without giving effect to any grace period) in respect of a Fiscal Quarter or Fiscal Year end, the Applicable Canadian BA Stamping Fee from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date Holdings delivers to the Agents such Compliance Certificate shall conclusively equal the highest Applicable Canadian BA Stamping Fee set forth above.

         "APPLICABLE MARGIN" means, at all times during the applicable periods set forth below,

                  (a) from the Effective Date to (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is required to be delivered by Holdings to the Agents pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end, with respect to the unpaid principal amount of each Term Loan maintained as a (i) Base Rate Loan, 1.50% per annum and (ii) LIBO Rate Loan, 2.50% per annum;

                  (b) at all times from the date the Compliance Certificate described in clause (a) above is required to be delivered (x) on which the Leverage Ratio is equal to or greater than 3.0:1, with respect to the unpaid principal amount of each Term Loan maintained as a (i) Base Rate Loan, 1.50% per annum and (ii) LIBO Rate Loan, 2.50% per annum and
         (y) on which the Leverage Ratio is less than 3.0:1, with respect to the unpaid principal amount of each Term Loan maintained as a (i) Base Rate Loan, 1.25% per annum and (ii) LIBO Rate Loan, 2.25% per annum;

                  (c) from the Effective Date to (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is required to be delivered by Holdings to the Agents pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end, with respect to the unpaid principal amount of each Revolving Loan (i) maintained as a Base Rate Loan, 1.00% per annum, and (ii) maintained as a LIBO Rate Loan, 2.00% per annum; and

                  (d) at all times from the date the Compliance Certificate described in clause (c) above is required to be delivered, with respect to the unpaid principal amount of (i) each Revolving Loan and Swing Line Loan maintained as a Base Rate Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "APPLICABLE MARGIN FOR BASE RATE REVOLVING LOANS" and (ii) each Revolving Loan maintained as a LIBO Rate Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "APPLICABLE MARGIN FOR LIBO RATE REVOLVING LOANS":

                                  Applicable
                                  Margin For               Applicable
              Leverage             Base Rate               Margin For
               Ratio            Revolving Loans    Libo Rate Revolving Loans
              --------          ---------------    -------------------------

               >4.5x                 1.50%                   2.50%
               -

            >4.0x <4.5x              1.25%                   2.25%
            -

            >3.5x <4.0x              1.00%                   2.00%
            -

            >3.0x<3.5x               0.75%                   1.75%
            -

            >2.0x <3.0x              0.50%                   1.50%
            -

               <2.0x                 0.25%                   1.25%

         The Leverage Ratio used to compute the Applicable Margin for Swing Line Loans and Revolving Loans for any day referred to in clause (d) above shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Agents on or prior to such day pursuant to clause
(d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end. Changes in the Applicable Margin for Swing Line Loans and Revolving Loans resulting from a change in the Leverage Ratio shall become effective on the first day following delivery by Holdings to the Agents of a new Compliance Certificate pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end. If Holdings shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (d) of
Section 7.1.1 (without giving effect to any grace period) in respect of a Fiscal Quarter or Fiscal Year end, the Applicable Margin for Swing Line Loans and Revolving Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date Holdings delivers to the Agents such Compliance Certificate shall conclusively equal the highest Applicable Margin for Swing Line Loans and Revolving Loans set forth above.

         "APPLICABLE REVOLVING LOAN COMMITMENT FEE MARGIN" means (a) for each day from the Effective Date to (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is required to be delivered by Holdings to the Agents pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end, a fee which shall accrue at a rate of 0.375% per annum, and (b) at all times from the date the Compliance Certificate described in clause (a) above is required to be delivered, a fee which shall accrue at the applicable rate per annum set forth below under the column entitled "APPLICABLE COMMITMENT FEE", determined by reference to the applicable Leverage Ratio referred to below:

                                                   Applicable
             Leverage Ratio                      Commitment Fee
             --------------                      --------------

                  >4.0x                               0.50%
                  -

               >2.0x<4.0x                            0.375%
               -

                  <2.0x                               0.25%

The Leverage Ratio used to compute the Applicable Revolving Loan Commitment Fee for any day referred to in clause (b) above shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Agents on or prior to such day pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective on the first day following delivery by Holdings to the Agents of a new Compliance Certificate pursuant to clause (d) of Section 7.1.1 in respect of a Fiscal Quarter or Fiscal Year end. If Holdings shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (d) of Section 7.1.1 (without giving effect to any grace period) in respect of a Fiscal Quarter or Fiscal Year end, the Applicable Commitment Fee from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date Holdings delivers to the Agents such Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee set forth above.

         "APPROVED FUND" means any Person (other than a natural Person) that (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (ii) is administered or managed by a Lender, an Affiliate of a Lender which is controlled by such Lender or its parent company or an entity or an Affiliate of an entity that administers or manages a Lender.

         "ASSIGNEE LENDER" is defined in Section 11.11.

         "ASSIGNOR LENDER" is defined in Section 11.11.

         "AUSTRALIA" means the Commonwealth of Australia and its states and territories.

         "AUSTRALIAN ACCESSION AGREEMENT" shall mean an Accession Deed in the form of Schedule 2 to the Australian Security Trust Deed.

         "AUSTRALIAN BORROWERS" means the Australian Term Borrower and the Australian Revolver Borrowers.

         "AUSTRALIAN DEBENTURE" means a debenture:

                           (i)  having a principal amount of $1.00; and

                           (ii) issued for a subscription price of 100% of its
                  principal amount under this agreement and the Australian Debenture Deed Poll,

         and, in this Agreement, references to an Australian Debenture include a reference to the corresponding interest in the Australian Debenture Deed Poll.

         "AUSTRALIAN DEBENTURE DEED POLL" means a deed poll executed by the Australian Term Borrower substantially in the form of Exhibit A-7 hereto.

         "AUSTRALIAN DEED OF SECURITY" shall mean that certain Second RailAmerica Deed of Security, dated as of May 23, 2002, among the Australian Borrowers and the Australian Security Trustee, substantially in the form of Exhibit G-4 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereby.

         "AUSTRALIAN DESIGNATION NOTICE" shall mean a Designation Notice in the form of Schedule 1 to the Australian Security Trust Deed.

         "AUSTRALIAN DOLLARS" and "AUS $" mean the lawful currency of Australia.

         "AUSTRALIAN EQUITABLE MORTGAGE OF SHARES" shall mean that certain RailAmerica Australia Finance Equitable Mortgage of Shares, dated as of May 23, 2002, among RailAmerica Australia Finance Pty. Ltd. and the Collateral Agent, substantially in the form of Exhibit G-5 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereby.

         "AUSTRALIAN GUARANTEE" shall mean that certain Guarantee and Indemnity--Australian Debt, dated as of the date hereof, granted by each Australian Subsidiary in favor of the Australian Security Trustee.

         "AUSTRALIAN GUARANTEE (CANADIAN DEBT)" shall mean that certain Guarantee and Indemnity--Canadian Debt, dated as of the date hereof, granted by the Australian Subsidiaries in favor of the Australian Security Trustee.

          "AUSTRALIAN GUARANTEE (U.S. DEBT)" shall mean that certain Guarantee and Indemnity--U.S. Debt, dated as of the date hereof, granted by the Australian Term Borrower in favor of the Australian Security Trustee.

          "AUSTRALIAN LENDER" means each Lender that has an Australian Revolving Loan Percentage in excess of zero.

         "AUSTRALIAN LOAN" means, as the context requires, the Australian Term Loan and/or an Australian Revolving Loan.

         "AUSTRALIAN QUALIFYING TRANSACTION" means (i) means a sale or other disposition of Australian assets (including stock of Australian Subsidiaries or of RAA) or the primary issuance of equity by Australian Restricted Subsidiaries to Persons other than Holdings and its Subsidiaries or (ii) an incurrence of Indebtedness by one or more Australian Restricted Subsidiaries to Persons other than Holdings and its Subsidiaries, PROVIDED, in the case of any such transaction in clauses (i) or
(ii) above, that all or a portion of the gross proceeds thereof are applied within three Business Days after the receipt thereof (which receipt shall not be later than the date of consummation thereof) to prepay Loans to the extent required by Section 3.1.1(j), and Holdings contemporaneously effects a redesignation of RAA and the Australian Subsidiaries as Unrestricted Subsidiaries, all in accordance with and pursuant to the provisions of Section 3.1.1(j).

          "AUSTRALIAN RESTRICTED SUBSIDIARY" means any Restricted Subsidiary organized under the laws of Australia or any state thereof.

         "AUSTRALIAN REVOLVER BORROWERS" is defined in the preamble.

         "AUSTRALIAN REVOLVING LOAN" is defined in clause (b) of Section 2.1.1.

         "AUSTRALIAN REVOLVING LOAN COMMITMENT" is defined in clause (b) of
Section 2.1.1.

         "AUSTRALIAN REVOLVING LOAN COMMITMENT AMOUNT" means $7,500,000 (with Australian Revolving Loans to be denominated in Australian Dollars), as such amount may be reduced pursuant to the terms hereof.

         "AUSTRALIAN REVOLVING LOAN PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Australian Revolving Loans set forth opposite its name on Schedule II hereto under the Australian Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Australian Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11. A Lender shall not have any Australian Revolving Loan Commitment if its percentage under the Australian Revolving Loan Commitment column is zero or is blank.

         "AUSTRALIAN REVOLVING NOTE" means a promissory note of the Australian Revolver Borrower payable to any Australian Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Australian Revolver Borrower to such Australian Lender resulting from outstanding Australian Revolving Loans, and also means all other promissory notes issued from time to time in substitution therefor or renewal thereof.

          "AUSTRALIAN SECURITY DOCUMENTS" shall mean, collectively, the Australian Security Trust Deed, the Australian Deed of Security, the Australian Guarantee, the Australian Guarantee (Canadian Debt), the Australian Guarantee (U.S. Debt), the Australian Equitable Mortgage of Shares and such successor thereto, each in form and substance satisfactory to the Agents.

         "AUSTRALIAN SECURITY TRUST DEED" shall mean that certain Security Trust Deed RailAmerica Security Trust, dated as of April 29, 1999, among the Australian Borrowers and the Australian Security Trustee, as supplemented by (x) the Australian Designation Notice, dated as of the date hereof, among the Australian Borrowers, and the Australian Security Trustee and (y) the Australian Accession Deed, dated as of the date hereof, among the Lenders and the Australian Security Trustee, substantially in the form of Exhibit G-3 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereby.

         "AUSTRALIAN SECURITY TRUSTEE" shall mean Barclays Bank PLC (ARBN 062 449 585) of Level 24, 400 George Street, Sydney, New South Wales or any of its successors or assigns.

         "AUSTRALIAN SUBAGENT" means UBS Australia Limited and any other financial institution acting at the request of the Administrative Agent as its Australian Subagent.

         "AUSTRALIAN SUBSIDIARY" means a Subsidiary of the Company that is organized under the laws or is a resident of Australia.

         "AUSTRALIAN TERM BORROWER" is defined in the preamble.

         "AUSTRALIAN TERM LOAN" is defined in Section 2.1.3(a).

         "AUSTRALIAN TERM LOAN COMMITMENT AMOUNT" means, on any date,
$60,000,000.

         "AUTHORIZED OFFICER" means with respect to any action taken or to be taken or document signed or to be signed on behalf of any party to any Loan Document, any officer of such party authorized to take such action or sign such document on behalf of such party.

         "BASE AMOUNT" is defined in Section 7.2.7.

         "BASE RATE" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its prime rate for U.S. Dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

         "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate or the Canadian Prime Rate, as the case may be.

          "BBSY RATE" means, relative to any Interest Period, the average bid rate per annum from the rates quoted on the "BBSY" page (the "BBSY PAGE") of the Reuters Monitor System at or about 10:45 am (Sydney, Australia time) on the first day of such Interest Period, for each of the quoting reference banks appearing on such page (there being not less than five (5) such reference banks) for a bill with a tenor equal to the Interest Period specified in the relevant Borrowing Request or Continuation/Conversion Notice (such calculation to be effected by eliminating the highest and the lowest mean rates and taking the average of the remaining bid rates and then (if necessary) rounding the resultant figure upwards to four (4) decimal places); PROVIDED that, if on any such day the "BBSY Rate" cannot be determined because fewer than five (5) reference banks have quoted rates on the BBSY Page, the "BBSY Rate" shall be calculated as above by using the rates otherwise quoted by five (5) of the reference banks on application by the Australian Subagent for a bill of the same tenor; PROVIDED, FURTHER, that if with respect to any Interest Period the "BBSY Rate" cannot be determined in accordance with the foregoing procedures, then the "BBSY Rate" for that day or Interest Period shall mean such rate as is agreed between the Australian Subagent and the relevant Australian Borrower with regard to comparable indices then available, and in the absence of any such agreement shall be the rate stipulated by the Australian Subagent with regard to such comparable indices.

         "BNSF ACQUISITION" means the proposed acquisition by the Company of stock or assets from Burlington Northern Santa Fe Corporation with up to $20,000,000 of the proceeds of the U.S. Term Loans.

         "BORROWERS" is defined in the preamble.

         "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.

         "BORROWING REQUEST" means a Loan request and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit B-1 hereto.

         "BUSINESS DAY" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York;

                  (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in U.S. Dollars are carried on in the London interbank eurodollar market; and

                  (c) with respect to any Borrowings of, Interest Periods with respect to, and payments of principal and interest in respect of, Foreign Currency Revolving Loans, any day which is a Business Day described in clause (a) above and which is also not a day on which banks are authorized or required to be closed in Toronto, Canada in the case of Canadian Revolving Loans and Sydney, Australia, in the case of Australian Loans.

         "CANADA" means Canada, its ten provinces and territories.

         "CANADIAN BA" means a depository bill as defined in the Depository Bills and Notes Act (Canada) in Canadian Dollars that is in the form of an order drawn by the Canadian Revolver

Borrower and accepted by a Canadian Lender pursuant to this Agreement or, for Canadian Lenders not participating in clearing services contemplated in that Act, a draft or bill of exchange in Canadian Dollars that is drawn by the Canadian Revolver Borrower and accepted by a Canadian Lender pursuant to this Agreement. Orders that become depositary bills, drafts and bills of exchange are sometimes collectively referred to in this Agreement as "drafts"; PROVIDED, HOWEVER, that,

                  (a) to the extent the context shall require, each Acceptance Note shall be deemed to be a Canadian BA; and

                  (b) references to outstanding principal amounts relating to Canadian BAs shall refer to the undiscounted face amount of unmatured Canadian BAs which have not been cash collateralized pursuant to, and in accordance with, the terms of clause (a) of Section 3.1.1.

         "CANADIAN BA RATE" means, (a) with respect to any Canadian BA accepted by a Canadian Lender named on Schedule I to the Bank Act (Canada), the rate determined by the Administrative Agent as being the arithmetic average (rounded upward to the nearest multiple of 0.01%) of the discount rates, calculated on the basis of a year of 365 days and determined in accordance with normal market practice at or about 10:00 a.m. (Toronto time) on the date of acceptance, for bankers' acceptances of those Lenders having a comparable face amount and identical maturity date to the face amount and maturity date of such Canadian BA, and (b) with respect to any Canadian BA accepted by any other Canadian Lender, the rate determined by the Administrative Agent in accordance with (a) above plus 0.10% per annum.

         "CANADIAN BORROWERS" means the Canadian Term Borrower and the Canadian Revolver Borrower.

         "CANADIAN DEBENTURES" means the Debentures executed and delivered by the Canadian Borrowers and each of their respective Affiliates that is a Restricted Subsidiary and is organized in, or a resident of, Canada, pursuant to clause (c) of Section 5.1.13 or Section 7.1.8, substantially in the form of Exhibit G-2 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms hereof.

         "CANADIAN DOLLAR" and "CDN $" each mean the lawful currency of Canada.

         "CANADIAN GUARANTEES" shall mean the guarantees granted by the Obligors organized under the laws of Alberta, Ontario, Nova Scotia, British Columbia and Canada, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent.

         "CANADIAN LENDER" means each Lender that has a Canadian Revolving Loan Percentage in excess of zero.

         "CANADIAN LOANS" as the context may require, Canadian Term Loans and/or Canadian Revolving Loans.

         "CANADIAN PLEDGE AGREEMENT" means the Canadian Pledge Agreements executed and delivered by the Canadian Borrowers and each of their respective Affiliates that own shares in another Affiliate of a Canadian Borrower, pursuant to Section 5.1.12 or 7.1.8, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "CANADIAN PRIME RATE" means, on any day, the greater of:

                  (a) the variable annual rate of interest expressed as a percentage per annum announced by the Administrative Agent that day as its reference rate for Canadian Dollar commercial loans made by it in Toronto, Canada, repayable in Canadian Dollars and designated as its Canadian prime rate from time to time; and

                  (b) the average rate for 30 day Canadian Dollar bankers' acceptances that appears on the Reuters Screen CDOR Page (or on any successor or substitute page of such service, or any successor or substitute service, as determined by the Administrative Agent) at 10:00 a.m. Toronto time on that day, plus 1.0% per annum.

The Canadian Prime Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Canadian Revolving Loans maintained at the Canadian Prime Rate will take effect simultaneously with each change in the Canadian Prime Rate. The Administrative Agent will give notice promptly to the Canadian Revolver Borrower of changes in the Canadian Prime Rate; PROVIDED that the failure to give such notice shall not affect the Canadian Prime Rate in effect after such change.

         "CANADIAN PRIME RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Canadian Prime Rate.

         "CANADIAN RESTRICTED SUBSIDIARY" means a Restricted Subsidiary organized under the laws of Canada.

         "CANADIAN REVOLVER BORROWER" is defined in the preamble.

         "CANADIAN REVOLVING LOAN COMMITMENT" is defined in clause (c) of
Section 2.1.1.

         "CANADIAN REVOLVING LOAN COMMITMENT AMOUNT" means $10,000,000 (with Canadian Revolving Loans to be denominated in Canadian Dollars), as such amount may be reduced pursuant to the terms hereof.

         "CANADIAN REVOLVING LOAN PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Canadian Revolving Loans set forth opposite its name on Schedule II hereto under the Canadian Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Canadian Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11. A Lender shall not have any Canadian Revolving Loan Commitment if its percentage under the Canadian Revolving Loan Commitment column is zero or is blank.

         "CANADIAN REVOLVING LOANS" is defined in clause (c) of Section 2.1.1.

          "CANADIAN REVOLVING NOTE" means a promissory note of the Canadian Revolver Borrower payable to any Canadian Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Canadian Revolver Borrower to such Canadian Lender resulting from outstanding Canadian Revolving Loans, and also means all other promissory notes issued from time to time in substitution therefor or renewal thereof.

         "CANADIAN SECURITY DOCUMENTS" shall mean the Canadian Pledge Agreement, the Canadian Guarantees and the Canadian Debentures.

         "CANADIAN SUBSIDIARY" means any Subsidiary of the Company that is organized under the laws or is a resident of Canada.

         "CANADIAN TERM BORROWER" is defined in the preamble.

         "CANADIAN TERM LOANS" is defined in Section 2.1.3(a).

         "CANADIAN TERM LOAN COMMITMENT AMOUNT" means, on any date, $50,000,000.

          "CANADIAN TERM NOTE" means a promissory note of the Canadian Term Borrower payable to any Lender, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate indebtedness of the Canadian Term Borrower to such Lender resulting from outstanding Canadian Term Loans, and also means all other promissory notes issued from time to time in substitution therefor or renewal thereof.

         "CAPITAL EXPENDITURES" means, for any period, the aggregate amount of all expenditures of Holdings, Intermediate Holdings, the Company and the Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

         "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "CASH COLLATERALIZE" means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account solely to secure the obligation of the Company, as account party, to reimburse the Issuer of such Letter of Credit and maintained with (or on behalf of) the Administrative Agent on terms satisfactory to the Agents in an amount equal to the Stated Amount of such Letter of Credit.

         "CASH EQUIVALENT INVESTMENT" means, at any time:

                  (a) any direct obligation of (or unconditionally guaranteed by) the United States or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or a State thereof) maturing not more than nine months after such time;

                  (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of any
                  Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's, or

                           (ii)  any Lender (or its holding company);

                  (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than nine months after its date of issuance, which is issued by either

                           (i) any bank organized under the laws of the United
                  States (or any state thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                           (ii)  any Lender;

                  (d) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in Clause (c)(i) which

                           (i) is secured by a fully perfected security interest
                  in any obligation of the type described in clause (a), and

                           (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such Lender or commercial banking institution thereunder; or

                  (e) in the case of any Subsidiary of Holdings organized or having its principal place of business outside the United States, investments denominated in the Currency of the jurisdiction in which such Subsidiary is organized or has its principal place of business which are similar to the items specified in clauses (a) through (d) above.

         "CASUALTY EVENT" means the damage, destruction or condemnation, as the case may be, of any property of the Company or any of the Restricted Subsidiaries.

         "CASUALTY PROCEEDS" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Company or any of the Restricted Subsidiaries in connection therewith, net of (i) any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a Lien on the property which is the subject of such Casualty Event which Lien (x) is permitted by Section 7.2.3 and (y) has priority over the Liens securing the Obligations and (ii) reasonable costs and expenses incurred by such Obligor or Restricted Subsidiary for the collection or realization of such proceeds or awards.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss.ss. 9601 et seq., as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "CHANGE IN CONTROL" means

                  (a) the failure of (i) Holdings at any time to directly own beneficially and of record on a fully diluted basis 100% of the outstanding Capital Stock of Intermediate Holdings, or (ii) Intermediate Holdings at any time to directly own beneficially and of record on a fully diluted basis 100% of the outstanding Capital Stock of the Company, in each case, all such Capital Stock to be held free and clear of all Liens (other than Liens granted under a Loan Document); or

                  (b) the failure of the Company (directly or through its wholly owned Subsidiaries) at any time to own on a fully diluted basis 100% of the outstanding Capital Stock of each

         Canadian Borrower and, so long as any amount is outstanding with respect to the Australian Term Loan or an Australian Revolving Loan or any amount of the Australian Revolving Loan Commitment is in effect, each Australian Borrower (except that one share of RAAPL may be owned by a Related Party), such Capital Stock to be held free and clear of all Liens (other than Liens granted under a Loan Document and Permitted Liens); or

                  (c) any person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act), shall become the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 35% of the Capital Stock of Holdings on a fully diluted basis; or

                  (d) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board or whose nomination for election by the stockholders of Holdings was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of Holdings then in office; or

                  (e) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any Subordinated Debt Document.

         "CLOSING DATE" means the date of the initial Credit Extension, which shall be a Business Day not to be later than June 20, 2002.

         "CLOSING DATE CERTIFICATE" means a certificate of an Authorized Officer of Holdings, Intermediate Holdings and the Company substantially in the form of Exhibit D hereto, delivered pursuant to Section 5.1.4.

         "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "COLLATERAL AGENT" is defined in the preamble and includes each other person appointed as a successor Collateral Agent pursuant to Section 25 of the U.S. Guarantee and Security Agreement.

         "COMMITMENT" means, as the context may require, (i) a Lender's Term Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment or
(ii) the Swing Line Lender's Swing Line Loan Commitment.

         "COMMITMENT AMOUNT" means, as the context may require, the U.S. Term Loan Commitment Amount, the U.S. Revolving Loan Commitment Amount, the Canadian Term Loan Commitment Amount, the Canadian Revolving Loan Commitment Amount, the Australian Term

Loan Commitment Amount, the Australian Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

         "COMMITMENT LETTER" means the commitment letter dated April 10, 2002 among the Joint Lead Arrangers, UBS AG, Stamford Branch, Holdings and the Borrowers.

         "COMMITMENT TERMINATION DATE" means, as the context may require, the Term Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

         "COMMITMENT TERMINATION EVENT" means

                  (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to Holdings, Intermediate Holdings or any Borrower; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of all or any portion of the
                  Loans to be due and payable pursuant to Section 8.3, or

                           (ii) the giving of notice by the Administrative
                  Agent, acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated.

         "COMPANY" is defined in the preamble.

         "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by an Authorized Officer of Holdings that is the president, the chief executive officer, the chief financial or accounting officer or the Treasurer of Holdings substantially in the form of EXHIBIT E-1 hereto, together with such changes thereto as the Agents may from time to time request for the purpose of monitoring the Company's compliance with the financial covenants contained herein.

         "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of a Borrower, substantially in the form of EXHIBIT C hereto.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Holdings, Intermediate Holdings, the Company or any Subsidiary, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "CREDIT EXTENSION" means, as the context may require,

                  (a) the making of a Loan by a Lender (including the acceptance of a Canadian BA); or

                  (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

         "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

         "CURRENCY" means, as the context may require, U.S. Dollars or a Foreign Currency.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DISBURSEMENT" is defined in Section 2.6.2.

         "DISBURSEMENT DATE" is defined in Section 2.6.2.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by Holdings, Intermediate Holdings and the Borrowers with the written consent of the Required Lenders.

         "DISPOSITION" (or similar words such as "DISPOSE") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of Holdings', Intermediate Holdings', the Company's or the Restricted Subsidiaries' assets (including accounts receivables and Capital Stock of Subsidiaries) to any other Person (other than to another Obligor) in a single transaction or series of transactions.

         "DOCUMENTATION AGENT" is defined in the preamble.

         "DOMESTIC OFFICE" means the office of a Lender designated as its "Domestic Office" on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Agents and the Company.

         "DOMESTIC SUBSIDIARY" and "DOMESTIC RESTRICTED SUBSIDIARY" mean any Subsidiary or Restricted Subsidiary, respectively, of the Company that is not a Foreign Subsidiary.

         "DOMESTIC SUBSIDIARY GUARANTOR" means any Domestic Restricted Subsidiary that is a Subsidiary Guarantor.

         "EBITDA" means, for any applicable period, subject to clause (b) of
Section 1.4, the sum (without duplication) for the Company and the Restricted Subsidiaries on a consolidated basis of

                  (a)  Net Income

PLUS

                  (b) to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization, (ii) Income Tax Expense,
         (iii) Interest Expense, (iv) depreciation of assets, (v) all other non-cash charges, (vi) amounts resulting from changes in accounting, but only to the extent not included in clause (v) above and (vii) fees and costs relating to the termination of the Company's interest rate swap agreement in effect prior to the Closing Date,

PLUS

                  (c)  the excess of

                           (i) dividends received by the Company in cash, which
                  dividends are made in respect of the Capital Stock of any Unrestricted Subsidiary which is directly or indirectly owned by the Company,

         OVER

                           (ii) Income Tax Expense in respect of the dividends
                  referred to in clause (c)(i) above.

MINUS

                  (d) Restricted Payments made by the Company or any of its Subsidiaries pursuant to clauses (b)(ii), (b)(iii) and (b)(iv) of
         Section 7.2.6.

          "EFFECTIVE DATE" is defined in Section 11.8.

         "ELIGIBLE ASSIGNEE" means (i) a Lender; (ii) an Affiliate of a Lender which is controlled by such Lender or its parent company, (iii) an Approved Fund or (iv) any other Person (other than a natural Person) approved (in the case of this clause (iv)) by the Agents; PROVIDED that in the case of any assignment of U.S. Revolving Loan Commitments and related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans to any Person described in clauses

(i), (ii), (iii) or (iv) above (other than a Lender that, immediately prior to such assignment, has a U.S. Revolving Loan Commitment), such Person shall not be an Eligible Assignee without the approval of the Administrative Agent, the Issuer and the Swing Line Lender.

         "ENVIRONMENTAL LAWS" means all applicable federal, state, provincial, local, supranational or foreign statutes, laws (including common law), ordinances, codes, rules, regulations, guidelines, treaties, permits, requirements of Governmental Authorities or any agreement with any Person (including consent decrees and administrative orders) relating to public health and safety, Hazardous Materials or the protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

         "EVENT OF DEFAULT" is defined in Section 8.1.

         "EXCESS CASH FLOW" means, for any Fiscal Year (or, in the case of the 2002 Fiscal Year, the period from the Closing Date through the end of such Fiscal Year), the excess (if any), of

         (a)  EBITDA for such Fiscal Year or other period

MINUS

         (b)  the sum (for such Fiscal Year or other period) of

                  (i) Interest Expense actually paid in cash by the Company and the Restricted Subsidiaries,

PLUS

                  (ii) scheduled principal repayments, to the extent actually made, of Term Loans pursuant to clause (c) of Section 3.1.1 and scheduled payments of other funded debt permitted under Section 7.2.2 actually paid in cash,

PLUS

                  (iii) all income taxes actually paid in cash by the Company and the Restricted Subsidiaries (less the sum of (x) any cash tax refunds received and (y) any income taxes actually paid in cash in respect of the dividends referred to in clause (c)(i) of the definition of the term "EBITDA"),

PLUS

                  (iv) Capital Expenditures actually made by the Company and the Restricted Subsidiaries in such Fiscal Year or other period (other than Capital Expenditures funded with Casualty Proceeds or Net Disposition Proceeds or through the incurrence of Indebtedness, other than a Revolving Loan or Swing Line Loan),

PLUS

                  (v)  $10,000,000.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE EQUIVALENT" means, on any date of determination, (a) with respect to any Foreign Currency, the equivalent amount in U.S. Dollars of such Foreign Currency, and (b) with respect to U.S. Dollars, the equivalent amount in the applicable Foreign Currency of such U.S. Dollars, in each case as determined by reference to the New York foreign exchange selling rates, as determined by the Administrative Agent (in accordance with its standard practices).

         "EXEMPTION CERTIFICATE" is defined in clause (e) of Section 4.6.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "FEE LETTER" means the confidential fee letter, dated April 10, 2002, among the Joint Lead Arrangers, UBS AG, Stamford Branch and the Company.

         "FERRONOR" means, collectively, RailAmerica de Chile S.A., a Chilean corporation and its Subsidiaries.

         "FERRONOR LOAN DOCUMENTS" means, collectively, (i) the letter agreement, dated as of January 16, 1997, between Banco de Boston and Holdings (including the Term Sheet amended thereto), (ii) the promissory note dated as of February 18, 1997 made by RailAmerica de Chile S.A. in favor of The First National Bank of Boston and (iii) the Participation Agreement dated as of February 18, 1997 between The First National Bank of Boston and Holdings, as each such agreement is in effect on the Closing Date and in each case, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

         "FILING AGENT" is defined in Section 5.1.10.

         "FILING STATEMENTS" is defined in Section 5.1.10.

         "FISCAL QUARTER" means a quarter ending on the last day of March, June, September or December.

         "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "2002 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

         "FIXED CHARGE COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

         (a)  the sum of:

                           (i) EBITDA (for all such Fiscal Quarters);

         PLUS

                           (ii) Rental Expense paid or payable in cash for all
                  such Fiscal Quarters;

TO

         (b)  the sum (without duplication) of



                           (i) Interest Expense paid or payable in cash for all
                  such Fiscal Quarters;

         PLUS

                           (ii) all scheduled principal repayments of
                  Indebtedness of the Company and the Restricted Subsidiaries made during such period (including repayments of the Term Loans pursuant to clause (c) of Section 3.1.1, after giving effect to any reductions in such scheduled principal repayments attributable to any optional or mandatory prepayments of the Term Loans) during all such Fiscal Quarters;

         PLUS

                           (iii) all Income Tax Expense actually paid in cash
                  for all such Fiscal Quarters;

         PLUS

                           (iv) Restricted Payments made by the Company or any
                  of its Subsidiaries pursuant to clause (b)(i) and (vi) of
                  Section 7.2.6 (for all such Fiscal Quarters);

         PLUS

                           (v) all dividends paid or payable in cash in respect
                  of preferred Capital Stock of Holdings (for all such Fiscal Quarters);

         PLUS

                           (vi) Rental Expense paid or payable in cash for all
                  such Fiscal Quarters.

         "FOREIGN BORROWERS" means, collectively, each Australian Borrower and each Canadian Borrower.

         "FOREIGN CURRENCY" means Canadian Dollars and Australian Dollars.

         "FOREIGN CURRENCY EQUIVALENT" means the Exchange Equivalent in the applicable Foreign Currency of any amount of U.S. Dollars.

         "FOREIGN CURRENCY REVOLVING LOAN" means, as the context may require, an Australian Revolving Loan or a Canadian Revolving Loan.

         "FOREIGN CURRENCY REVOLVING LOAN COMMITMENT" means, as the context may require, a Lender's Australian Revolving Loan Commitment or Canadian Revolving Loan Commitment.

         "FOREIGN CURRENCY REVOLVING LOAN COMMITMENT AMOUNT" means, as the context may require, the Australian Revolving Loan Commitment Amount and/or the Canadian Revolving Loan Commitment Amount.

         "FOREIGN PLEDGE AGREEMENT" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a state thereof executed and delivered by the Company or any of the Restricted Subsidiaries pursuant to the terms of this Agreement, in form and substance satisfactory to the Agents, as may be necessary or desirable under the laws of organization or incorporation of a Restricted Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the U.S. Guarantee and Security Agreement).

         "FOREIGN SUBSIDIARY" means any Subsidiary of Holdings (a) which is organized under the laws of any jurisdiction outside of the United States, (b) which conducts the major portion of its business outside of the United States and (c) all or substantially all of the property and assets of which are located outside of the United States.

         "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "GOVERNMENTAL AUTHORITY" means the government of the United States, any other nation or any political subdivision thereof, whether provincial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GUARANTEE" means, as the context may require, the U.S. Guarantee and Security Agreement, the Australian Guarantee and/or the Canadian Guarantees.

         "GUARANTOR" means, as the context may require, each party which provides a Guarantee.

         "HAZARDOUS MATERIAL" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act; or

                  (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, waste, material or substance (including any petroleum product) within the meaning of any other applicable supranational, foreign, federal, provincial, state or local statute, law (including common law), code, rule, treaty, permit, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any pollutant or hazardous, toxic or dangerous chemical, waste, substance or material, all as amended.

         "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular section, paragraph or provision of such Loan Document.

         "HOLDINGS" is defined in the preamble.

         "IMPERMISSIBLE QUALIFICATION" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of Holdings

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Holdings, Intermediate Holdings or any Borrower to be in Default.

         "INCLUDING" and "INCLUDE" mean including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "INCOME TAX EXPENSE" means the sum of (i) all federal, state, local and foreign income tax expense of the Company and the Restricted Subsidiaries and
(ii) without duplication, payments under the Tax Sharing Agreement by the Company and the Restricted Subsidiaries for the federal income tax liability of the affiliated group as defined in Section 1504(a) of the Code, of which the Company and the Restricted Subsidiaries are members.

         "INDEBTEDNESS" of any Person means:

                  (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c)  all Capitalized Lease Liabilities of such Person;

                  (d) for purposes of Section 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (e) net liabilities of such Person under all Hedging Obligations;

                  (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (g)  obligations arising under Synthetic Leases; and

                  (h) all Contingent Liabilities of such Person in respect of any of the foregoing with respect to another Person.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "INDEMNIFIED LIABILITIES" is defined in Section 11.4.

         "INDEMNIFIED PARTIES" is defined in Section 11.4.

         "INTERCO SUBORDINATION AGREEMENT" means the Subordination Agreement, substantially in the form of EXHIBIT H hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "INTEREST COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

                  (a)  EBITDA (for all such Fiscal Quarters)

         TO

                  (b) the sum (for all such Fiscal Quarters) of (i) Interest Expense (for all such Fiscal Quarters paid or payable in cash), (ii) all dividends paid or payable in cash in respect of preferred Capital Stock of Holdings (for all such Fiscal Quarters) and (iii) Restricted Payments made by the Company or any of its Subsidiaries pursuant to clause (b)(i) and (b)(vi) of Section 7.2.6.

         "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate interest expense (both accrued and paid) of the Company and the Restricted Subsidiaries for such Fiscal Quarter, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense (net of interest income paid during such period to the Company and the

Restricted Subsidiaries) and excluding fees and costs relating to the termination of the Company's interest rate swap agreements in effect prior to the Closing Date.

          "INTEREST PERIOD" means, (a) as to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Sections 2.3 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) or, pursuant to the first proviso clause in Section 2.3.1, to such date one week thereafter, as the applicable Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4; and (b) as to any Canadian BA or Acceptance Note, the period beginning on (and including) the date on which such Canadian BA is accepted or rolled over pursuant to Section 2.4 or 2.8 or such Acceptance
Note is issued pursuant to Section 2.8 and continuing to (but excluding) the date which is 30, 60, 90 or 180 days thereafter as the Canadian Revolver Borrower may select in its relevant notice pursuant to Section 2.4 or 2.8; PROVIDED, HOWEVER, that

                  (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates for U.S. Revolving Loans and Term Loans and three different dates for Canadian Revolving Loans and three different dates for Australian Revolving Loans;

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the immediately preceding Business Day); and

                  (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

         "INTERMEDIATE HOLDINGS" is defined in the preamble.

         "INVESTMENT" means, relative to any Person,

                  (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person; and

                  (b)  any Capital Stock held by such Person in any other
         Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

         "ISP RULES" is defined in Section 11.9.

         "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Company, substantially in the form of Exhibit B-2 hereto.

         "ISSUER" means the Administrative Agent in its capacity as Issuer of the Letters of Credit. At the request of the Administrative Agent and with the Company's consent (not to be unreasonably withheld), another Lender or an Affiliate of the Administrative Agent may issue one or more Letters of Credit hereunder.

         "JUNIOR CONVERTIBLE SUBORDINATED DEBENTURES" means the outstanding 6% Junior Convertible Subordinated Debentures due July 31, 2004 issued by Holdings.

         "LENDER ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of EXHIBIT J hereto.

         "LENDERS" is defined in the preamble.

         "LENDER'S ENVIRONMENTAL LIABILITY" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against any Secured Party or any of such Person's Affiliates, shareholders, directors, officers, employees, investment advisors and agents by virtue of the Lien granted by Obligors in connection with or arising from:

                  (a) any Hazardous Material on, in, from, under or affecting all or any portion of any property owned, leased or operated upon (including rights of way easements) of Holdings, Intermediate Holdings, the Borrowers or any of their respective Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from Holdings', Intermediate Holdings', the Borrowers' or any of their respective Subsidiaries' or any of their respective predecessors' properties owned, leased or operated upon (including right of way easements);

                  (b) any misrepresentation, inaccuracy or breach of any warranty contained in Section 6.12;

                  (c) any violation or claim of violation by Holdings, Intermediate Holdings, the Borrowers or any of their respective Subsidiaries of any Environmental Laws; or

                  (d) the imposition of any lien for damages caused by, or the recovery of any costs for, the cleanup, Release or threatened Release of a Hazardous Material by Holdings,

         Intermediate Holdings, the Borrowers or any of their respective Subsidiaries, or in connection with any property owned, leased or operated upon (including rights of way easements) or formerly owned, leased or operated upon (including rights of way easements) by Holdings, the Borrowers or any of their respective Subsidiaries.

         "LETTER OF CREDIT" is defined in Section 2.1.2.

         "LETTER OF CREDIT COMMITMENT" means, with respect to an Issuer, such Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with respect to each U.S. Revolving Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

         "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $10,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum (without duplication) of (i) the stated amount of all issued and outstanding Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "LEVERAGE RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) Total Debt outstanding on the last day of such Fiscal Quarter to

                  (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

         "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans in any Currency,

                  (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such service, or any successor or substitute service, as determined by the Administrative Agent) for deposits in such Currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rates referenced in the preceding subsection (a) are not available, the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum at which deposits in such Currency in the approximate amount of the Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent (or, in the case of any LIBO Rate in respect of any LIBO Rate Loans in which the Administrative Agent will not participate, $1,000,000 or the Foreign Currency Equivalent thereof) and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request in the case of LIBO Rate Loans denominated in any Currency, at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

         "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

            LIBO Rate           =               LIBO RATE
         ------------------          ------------------------------
         (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

         "LIBOR OFFICE" means the office of a Lender designated as its "LIBOR Office" on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

         "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "LOAN DOCUMENTS" collectively means this Agreement, the Letters of Credit, each Rate Protection Agreement, the Interco Subordination Agreement, the Fee Letter, each agreement pursuant to which the Administrative Agent or the Collateral Agent is granted a Lien to secure any or all of the Obligations (including each Pledge and Security Agreement and each Mortgage), the Australian Security Documents, the Canadian Security Documents, and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

         "LOANS" means, as the context may require, a Revolving Loan, a Term Loan or a Swing Line Loan.

         "LOCAL TIME" means, with respect to a specified time, New York time when relevant to a Term Loan or a U.S. Revolving Loan, Toronto time when relevant to a Canadian Revolving Loan and Sydney time when relevant to an Australian Revolving Loan.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, assets, condition (financial or otherwise), operations, performance, properties, or prospects of Holdings, Intermediate Holdings, the Company and the Restricted Subsidiaries taken as a whole, (ii) the rights and remedies of any Secured Party under any Loan Document or (iii) the ability of any Obligor to perform its Obligations under any Loan Document.

         "MATERIAL DOCUMENTS" means the Organic Documents of Holdings, Intermediate Holdings and each Borrower, the Subordinated Debt Documents, the Tax Sharing Agreement and the Ferronor Loan Documents, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

         "MOODY'S" means Moody's Investors Service, Inc.
          -------

         "MORTGAGE" means each mortgage, deed of trust, Canadian equivalent to a mortgage (including debentures, hypothecs or charges) or other agreement executed and delivered by any Obligor in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement in substantially the form of Exhibit I-1, I-2, or I-3 hereto, as the case may be, as applicable, under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "MORTGAGEE" is defined in Section 7.2.3(m).

         "MORTGAGOR" is defined in Section 7.2.3(m).

         "MSSF" is defined in Section 9.1.

         "NET DEBT PROCEEDS" means with respect to the sale or issuance by Holdings, Intermediate Holdings, the Company or the Restricted Subsidiaries to any Person of any of its Indebtedness not permitted pursuant to Section 7.2.2 (other than clause (g)) or any of its preferred stock (other than Qualified Preferred Stock), the EXCESS of:

                  (a) the gross cash proceeds received by such Person from such sale or issuance,

OVER

                  (b) the sum of all underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of Holdings in connection therewith.

         "NET DISPOSITION PROCEEDS" means, with respect to any sale, transfer or other disposition of any assets of Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries (other than sales permitted pursuant to clause (a), (b), (d) or (e) of Section 7.2.11), the excess of

                  (a) the gross cash proceeds received by Holdings, Intermediate Holdings, the Company or any such Restricted Subsidiary, as the case may be, from any such Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to Holdings, Intermediate Holdings, the Company or such Restricted Subsidiary, as the case may be, in respect thereof,

OVER

                  (b) the sum (without duplication) of (i) all fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Disposition which have not been paid to Affiliates of Holdings, Intermediate Holdings or the Company, (ii) all taxes and other governmental costs and expenses actually paid or estimated by such Person (in good faith) to be payable in cash in connection with such Disposition, and (iii) payments made by Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries to retire Indebtedness (other than the Credit Extensions) of Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries where payment of such Indebtedness is required in connection with such Disposition;

PROVIDED, HOWEVER, that if, after the payment of all taxes with respect to such Disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount in respect of such Disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

         "NET EQUITY PROCEEDS" means with respect to any sale or issuance by Holdings, Intermediate Holdings, the Company or the Restricted Subsidiaries to any Person of any Capital Stock (excluding, for purposes of this definition, preferred stock which is not Qualified Preferred

Stock) or, warrants or options for such Capital Stock or the exercise of any such warrants or options, the excess of:

                  (a) the gross cash proceeds received by Holdings, Intermediate Holdings, the Company or any such Restricted Subsidiary from such sale, exercise or issuance; PROVIDED, HOWEVER, that the Company may exclude up to $500,000 in aggregate of such gross proceeds in each Fiscal Year,

OVER

                  (b) the sum of all underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of Holdings, Intermediate Holdings, or the Company in connection therewith.

         "NET INCOME" means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of any extraordinary gains but including extraordinary losses) which would be included as net income on the consolidated financial statements of the Company and the Restricted Subsidiaries for such period.

         "NET WORTH" means, at any date, on a consolidated basis for Holdings and its Subsidiaries (other than Ferronor), the excess of:

                  (a) the sum of Capital Stock taken at par value, capital surplus, additional paid-in capital, and retained earnings (or accumulated deficit) of Holdings at such date;

MINUS

                  (b) treasury stock of Holdings and, to the extent included in the preceding clause (a), minority interests in Subsidiaries of Holdings at such date.

          "NON-DOMESTIC LENDER" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

         "NON-EXCLUDED TAXES" means any Taxes other than net income and franchise taxes imposed with respect to any Secured Party by a Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office.

         "NOTE" means, as the context may require, a Revolving Note, a U.S. Term Note, a Canadian Term Note, an Australian Debenture, a Swing Line Note or an Acceptance Note.

         "NOTIONAL BA PROCEEDS" means, relative to a particular Canadian Borrowing of Canadian BAs, the aggregate face amount of such Canadian BAs less the aggregate of:

                  (a) a discount from the aggregate face amount of such Canadian BAs calculated in accordance with normal market practice based on the Canadian BA Rate for the term of such Canadian BAs; and

                  (b) the amount of the Applicable Canadian BA Stamping Fees in respect of such Canadian BAs.

         "OBLIGATIONS" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of Holdings, Intermediate Holdings, the Borrowers and each other Obligor arising under or in connection with a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

         "OBLIGOR" means, as the context may require, Holdings, Intermediate Holdings, the Borrowers and each other Person (other than a Secured Party) obligated under any Loan Document.

         "ORGANIC DOCUMENT" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Stock.

         "OTHER TAXES" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

         "PARTICIPANT" is defined in Section 11.11.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which Holdings, the Company or any corporation, trade or business that is, along with Holdings and the Company, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "PERCENTAGE" means, as the context may require, any Lender's U.S. Revolving Loan Percentage, Canadian Revolving Loan Percentage, Australian Revolving Loan Percentage and/or Term Loan Percentage.

         "PERMITTED ACQUISITION" means an acquisition (whether pursuant to an acquisition of Capital Stock, assets or otherwise) by the Company or any of the Restricted Subsidiaries from any Person of a business in which the following conditions are satisfied:

                  (a) immediately before and after giving effect to such acquisition no Default shall have occurred and be continuing or would result therefrom (including under Section 7.2.1); and

                  (b) Holdings shall have delivered to the Agents a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving PRO FORMA effect to the consummation of such acquisition and evidencing compliance with the covenants set forth in Section 7.2.4.

         "PERMITTED SENIOR EASEMENT" is defined in Section 7.2.3(m).

         "PERSON" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "PLEDGE AND SECURITY AGREEMENT" means, as the context may require, the U.S. Guarantee and Security Agreement, any of the Australian Security Documents and/or the Canadian Security Documents.

         "PLEDGED SUBSIDIARY" means each Subsidiary of the Company in respect of which the Administrative Agent has been granted a security interest in or a pledge of any of the Capital Stock of such Subsidiary.

         "P.P.S.A." means the Personal Property Security Act (Ontario), as in effect from time to time in the Province of Ontario; PROVIDED that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Personal Property Security Act (or other similar legislation) as in effect in a jurisdiction of Canada other than Ontario, "P.P.S.A." means the Personal Property Security Act (or other similar legislation) as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

         "PRO FORMA" has the meaning set forth in Section 1.4(b).

         "PROJECTIONS" is defined in clause (a)(iv) of Section 5.1.8.

         "PWC" means PricewaterhouseCoopers LLC.

         "QUALIFIED PREFERRED STOCK" means preferred stock issued by Holdings that does not require any (i) cash dividends or (ii) redemption, maturity, repurchase or similar retirement prior to the earlier of (x) the eighth anniversary of the Closing Date and (y) one year after the maturity date of any then outstanding Additional Term Loans, except at the sole option of Holdings.

         "QUARTERLY PAYMENT DATE" means the last Business Day of March, June, September and December.

         "RAA" shall mean RailAmerica Australia, Inc., a Florida corporation.

         "RAAPL" shall mean RailAmerica Australia Pty. Ltd. (ACN 079 392 993) of Level 1, 140 King Street, Melbourne, Victoria.

         "RATE PROTECTION AGREEMENT" means, collectively, any interest rate swap, cap, collar, foreign currency exchange agreement, foreign currency exchange hedge agreement or similar agreement entered into by the Company or any of its Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender.

         "REFINANCING INDEBTEDNESS" is defined in clause (c) of Section 7.2.2.

         "REFUNDED SWING LINE LOANS" is defined in clause (b) of Section 2.3.2.

         "REGISTER" is defined in clause (b) of Section 2.7.

         "REIMBURSEMENT OBLIGATION" is defined in Section 2.6.3.

         "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and its Affiliates.

         "RELEASE" means any discharge, disposal, dumping, injection, pumping, depositing, seepage, spilling, leaking, emission, including, without limitation, a "RELEASE", as such term is defined in CERCLA.

         "RENTAL EXPENSE" means, for any Fiscal Quarter, the aggregate rental expense (both accrued and paid) of the Company and the Restricted Subsidiaries for such Fiscal Quarter.

         "REPLACEMENT LENDER" is defined in Section 4.10.

         "REPLACEMENT NOTICE" is defined in Section 4.10.

         "REQUIRED LENDERS" means, at any time,

                  (a) prior to the Closing Date, Lenders having at least 51% of the Term Loan Commitments and the Revolving Loan Commitments; and

                  (b) on and after the date of the Closing Date, Lenders holding at least 51% of the Total Exposure Amount.

         "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as amended.

         "RESPONSIBLE OFFICER" means, with respect to any Person, its chief executive officer, its president or any vice president, managing director, treasurer, controller or other officer thereof having substantially the same authority and responsibility.

         "RESTRICTED PAYMENT" means the declaration or payment of any dividend (other than dividends payable solely in Capital Stock of Holdings) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of Holdings, Intermediate Holdings, the Company or any Restricted Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of Holdings, Intermediate Holdings, the Company or any Restricted Subsidiary or otherwise.

         "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

         "REVOLVING LOAN" means, as the context may require, a U.S. Revolving Loan and/or a Foreign Currency Revolving Loan.

         "REVOLVING LOAN COMMITMENT" means, as the context may require, a U.S. Revolving Loan Commitment and/or a Foreign Currency Revolving Loan Commitment.

         "REVOLVING LOAN COMMITMENT AMOUNT" means, as the context may require, the U.S. Revolving Loan Commitment Amount and/or a Foreign Currency Revolving Loan Commitment Amount.

         "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of

                  (a) June 20, 2002 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b) the sixth anniversary of the Closing Date;

                  (c) the date on which each Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

                  (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clauses (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

         "REVOLVING NOTE" means, as the context may require, the U.S. Revolving Note, the Canadian Revolving Note and/or the Australian Revolving Note.

         "SALE LEASEBACKS" is defined in Section 7.2.15.

         "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.

         "SEC" means the Securities and Exchange Commission.

         "SECURED PARTIES" means, collectively, the Lenders, the Issuers, the Agents, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

         "SENIOR LEVERAGE RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) Total Debt (excluding Subordinated Debt) outstanding on the last day of such Fiscal Quarter to

                  (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

         "SENIOR SUBORDINATED NOTES" means the 12 7/8% Senior Subordinated Notes Due August 15, 2010, Series A and Series B, issued by the Company in August, 2000 in an initial aggregate principal amount of $130,000,000 and, if then outstanding, Additional Senior Subordinated Notes issued in accordance with
Section 7.2.2(g).

         "SOLVENT" means, with respect to any Person and its Subsidiaries on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such

Person and its Subsidiaries to pay as such debts and liabilities mature, and (d) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

         "SPECIFIED DEFAULT" means any Event of Default, any default under
Section 8.1.1 or any default under clause (c) or (d) of Section 8.1.9.

         "STATED AMOUNT" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

         "STATED EXPIRY DATE" is defined in Section 2.6.

         "STATED MATURITY DATE" means

                  (a) with respect to all Term Loans, the seventh anniversary of the Closing Date;

                  (b) with respect to all Revolving Loans and Swing Line Loans, the sixth anniversary of the Closing Date.

         "SUBJECT LENDER" is defined in Section 4.10.

         "STB" means the Surface Transportation Board.

         "SUBORDINATED DEBT" means unsecured Indebtedness of Holdings, Intermediate Holdings or the Company or the Restricted Subsidiaries (including the Indebtedness evidenced by the Junior Convertible Subordinated Debentures and the Senior Subordinated Notes) subordinated in right of payment to the Obligations pursuant to documentation containing (in the case of any such Indebtedness issued, incurred or assumed after the Closing Date) redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Required Lenders.

         "SUBORDINATED DEBT DOCUMENTS" means, collectively, the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments (including the Junior Convertible Subordinated Debentures and the Senior Subordinated Notes) and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12.

         "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding securities (or other ownership interest) having ordinary voting power to elect the board of directors, managers or other voting members of the governing body of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time securities (or other ownership interest) of any other class or classes of such corporation, limited liability company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of Holdings, Intermediate Holdings or the Company.

         "SUBSIDIARY GUARANTOR" means each Subsidiary of the Company (other than Unrestricted Subsidiaries) that has executed and delivered to the Collateral Agent the U.S. Guarantee and Security Agreement or a Canadian Guarantee, or has executed and delivered to the Australian Security Trustee the Australian Guarantee (or, in each case, a supplement thereto).

         "SWING LINE LENDER" means the Administrative Agent in its capacity as Swing Line Lender hereunder.

         "SWING LINE LOAN" is defined in clause (d) of Section 2.1.1.

         "SWING LINE LOAN COMMITMENT" is defined in clause (d) of Section 2.1.1.

         "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "SWING LINE NOTE" means a promissory note of the Company payable to the Swing Line Lender, in the form of Exhibit A-8 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes issued from time to time in substitution therefor or renewal thereof.

         "SYNDICATION AGENT" is defined in the preamble.

         "SYNTHETIC LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

         "TAX SHARING AGREEMENT" means the Tax Sharing Agreement, dated as of February 4, 2000, as amended to the Closing Date, executed and delivered by the Company and the Restricted Subsidiaries.

         "TAXES" means any and all taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

         "TERM LOAN ACQUISITIONS" is defined in the first recital.

         "TERM LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Term Loans pursuant to Section 2.1.3(a); PROVIDED that each Lender with a Term Loan Percentage shall be obligated to make Term Loans up to a percentage of the U.S. Term Loan Commitment Amount, the Canadian Term Loan Commitment Amount and the Australian Term Loan Commitment Amount which, in each case, is equal to such Lender's percentage of the aggregate Term Loans.

         "TERM LOAN COMMITMENT AMOUNT" means, as the context may require, the U.S. Term Loan Commitment Amount, the Canadian Term Loan Commitment Amount and/or the Australian Term Loan Commitment Amount.

         "TERM LOAN COMMITMENT TERMINATION DATE" means the earliest of

                  (a) June 20, 2002 (if the Term Loans have not been made on or prior to such date);

                  (b) the Closing Date (immediately after the making of the Term Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Term Loan Commitments shall terminate automatically and without any further action.

         "TERM LOAN PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Term Loans set forth opposite its name on Schedule II hereto under the Term Loan Commitment column or set forth in a Lender Assignment Agreement under the Term Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11. A Lender shall not have any Term Loan Commitment if its percentage under the Term Loan Commitment column is zero or is blank.

         "TERM LOANS" means, collectively, the U.S. Term Loans, the Australian Term Loans, the Canadian Term Loans and the Additional Term Loans, if any.

          "TERMINATION DATE" means the date on which all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired or Cash Collateralized and all Canadian BAs have matured or been cash collateralized pursuant to, and in accordance with, the terms of clause (a) of Section 3.1.1, all Rate Protection Agreements have been terminated and all Commitments shall have terminated.

         "TITLE COMPANY" is defined in Section 5.1.10.

         "TOTAL DEBT" means, on any date, the outstanding balance (determined in accordance with GAAP) of all Indebtedness of the Company and the Restricted Subsidiaries of the type referred to in clause (a), clause (b) and clause (c), in each case of the definition of "Indebtedness" and any Contingent Liability in respect of any of the foregoing; PROVIDED, HOWEVER, "Total Debt" shall not include Indebtedness in respect of Synthetic Leases.

         "TOTAL EXPOSURE AMOUNT" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

         "TRADEMARK SECURITY AGREEMENT" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit E to the U.S. Guarantee and Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "TRANCHE" means, as the context may require, the Loans constituting Term Loans, Revolving Loans or Swing Line Loans.

         "TRANSACTION DOCUMENTS" means, collectively, each of the Material Documents and all other agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the transactions contemplated hereby, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

         "TRT" means Trois-Rivieres Trailers inc./Remorques Trois- Rivieres inc., a corporation organized and existing under the laws of the Province of Quebec, Canada.

         "TYPE" means (i) relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan, (ii) in the case of Term Loans, made or being maintained as U.S. Term Loans, Canadian Term Loans or Australian Term Loans and (iii) in the case of Revolving Loans, made or being maintained as U.S. Revolving Loans, Canadian Revolving Loans or Australian Revolving Loans.

         "UBS" is defined in Section 9.1.

         "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Collateral Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, U.C.C. means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

         "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "UNRESTRICTED SUBSIDIARY" means (i) Ferronor, (ii) TRT, (iii) each Subsidiary which Holdings or Intermediate Holdings acquires after the Effective Date and designates as an Unrestricted Subsidiary as permitted by Section 7.2.5(j) and (iv) RAA and the Australian Subsidiaries which Holdings designates as Unrestricted Subsidiaries pursuant to Section 3.1.1(j).

         "U.S. DOLLAR" and the sign "$" mean the lawful currency of the United States.

         "U.S. DOLLAR EQUIVALENT" means the Exchange Equivalent in U.S. Dollars of any amount of the applicable Foreign Currency.

         "U.S. GUARANTEE AND SECURITY AGREEMENT" means the U.S. Guarantee and Security Agreement executed and delivered by an Authorized Officer of Holdings, Intermediate Holdings, the Company and each other Domestic Subsidiary Guarantor pursuant to Section 5.1.12 or 7.1.8, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "U.S. REVOLVING LOAN COMMITMENT" is defined in clause (a) of Section 2.1.1.

         "U.S. REVOLVING LOAN COMMITMENT AMOUNT" means $82,500,000, as such amount may be reduced pursuant to the terms hereof.

         "U.S. REVOLVING LOAN LENDER" means each Lender that has a percentage of the U.S. Revolving Loan Commitment in excess of zero.

         "U.S. REVOLVING LOAN PERCENTAGE" means, relative to any Lender, the applicable percentage relating to U.S. Revolving Loans set forth opposite its name on Schedule II hereto under the U.S. Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the U.S. Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11. A Lender shall not have any U.S. Revolving Loan Commitment if its percentage under the U.S. Revolving Loan Commitment column is zero or is blank.

         "U.S. REVOLVING LOANS" is defined in clause (a) of Section 2.1.1.

         "U.S. REVOLVING NOTE" means a promissory note of the Company payable to any U.S. Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to such U.S. Revolving Loan Lender resulting from outstanding U.S. Revolving Loans, and also means all other promissory notes issued from time to time in substitution therefor or renewal thereof.

         "U.S. TERM LOANS" is defined in Section 2.1.3(a).

         "U.S. TERM LOAN COMMITMENT AMOUNT" means, on any date, $265,000,000.

         "U.S. TERM NOTE" means a promissory note of the Company payable to any Lender, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to such Lender resulting from outstanding U.S. Term Loans, and also means all other promissory notes issued from time to time in substitution therefor or renewal thereof.

         "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "WELFARE PLAN" means a "WELFARE PLAN", as such term is defined in
Section 3(1) of ERISA.

         "WHOLLY OWNED" means any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by Holdings or the Company.

         SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

         SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. (a) Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles ("GAAP") as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by Holdings' independent public accountants) with the most recent audited consolidated financial statements of Holdings and its consolidated

Subsidiaries delivered to the Lenders; PROVIDED that, if Holdings notifies the Administrative Agent that Holdings requests an amendment of any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof (or if the Administrative Agent notifies Holdings that the Required Lenders request an amendment of any provision hereof for such purpose), regardless of whether such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be applied on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Company and the Restricted Subsidiaries, in each case without duplication.

         (b) Any determination of the Fixed Charge Coverage Ratio, Interest Coverage Ratio, Leverage Ratio and Senior Leverage Ratio and any other determination hereunder specified as being made on a PRO FORMA basis, shall be determined in accordance with the following principles (collectively, a "PRO FORMA" basis):

                  (i) EBITDA and Rental Expense attributable to any business or assets that have been acquired (an "ACQUISITION" and the "ACQUIRED BUSINESS") or disposed of (a "DISPOSITION") by the Company or any of the Restricted Subsidiaries (including through mergers or consolidations) after the first day of the four Fiscal Quarters for which such determination is to be made (any such period, the "TEST PERIOD") and on or prior to the end of such Test Period (or, in the case of a Transaction Determination, on or prior to the related Transaction Date (each as defined below)) shall be determined as if such Acquisition or Disposition had occurred on such first day of such period, on the basis of historical financial statements of the relevant Acquired Business and with such PRO FORMA adjustments as shall be permitted in accordance with Regulation S-X promulgated by the SEC or otherwise necessary to conform the presentation of such historical financial statements to GAAP as applied by the Company and its consolidated Subsidiaries in the most recent audited consolidated financial statements of the Company delivered to the Lenders hereunder; PROVIDED that in the case of an Acquisition of an Acquired Business for which no separate historical financial statements have been prepared, PRO FORMA EBITDA attributable to such Acquired Business for the Test Period shall be deemed to be:

                           (A) for any determination thereof made prior to the
                  end of the first Fiscal Quarter beginning on or after the date on which such Acquisition was made (the "FIRST QUARTER END Date"), the product of:

                                    (1) the average contractual freight rate
                           agreed for such Acquired Business with the seller thereof for the first year after such Acquisition;

                                    (2) the aggregate volume for such Acquired
                           Business and during such Test Period of all freight operations to which such contractual freight applies; and

                                    (3) the Relevant EBITDA Margin (as defined
                           below) for such Test Period multiplied by 90%;

                           (B) for any determination thereof made on or after
                  the First Quarter End Date but after the first day of the Test Period, (1) the contribution of the Acquired Business to EBITDA for the number of full Fiscal Quarters that have begun on or after the date of such Acquisition (in any case, the "NUMBER OF INCLUDED QUARTERS"), DIVIDED BY (2) the Number of Included Quarters and MULTIPLIED BY (3) four.

                  (ii) In determining Total Debt in connection with any Transaction Determination, any Indebtedness incurred or assumed, directly or indirectly, including through a merger or consolidation or outstanding at the time an Acquired Business becomes a Subsidiary ("INCURRED") after the last day of such Test Period but on or prior to the related Transaction Date shall be deemed to have been incurred on the last day of such Test Period.

                  (iii) In determining Interest Expense, any Indebtedness incurred in connection with an Acquisition or permanently repaid or discharged in connection with a Disposition after the first day but on or prior to the last day of such Test Period (or, in the case of a Transaction Determination, on or prior to the related Transaction Date) shall be deemed to have been incurred or repaid or discharged (as the case may be) on the first day of such Test Period, and any such Indebtedness bearing a floating interest rate shall, for any Indebtedness incurred in connection with an Acquisition and for the period prior to such Acquisition, be deemed to be equal to the rate in effect on the date of determination (taking into account any hedging arrangement with respect thereto).

As used above:

         "RELEVANT EBITDA MARGIN" means, with respect to any Acquisition and for any related Test Period, the product (expressed as a percentage) of (i) EBITDA DIVIDED BY (ii) consolidated operating revenue, in each case determined for the Company and its consolidated Restricted Subsidiaries for such Test Period, but determined solely for the geographic segment in which such Acquisition occurs (North America, Australia or Chile, in accordance with the Company's reporting practice as in effect on the date of this Agreement).

         "TRANSACTION DATE" means, with respect to any Transaction Determination, the date of the transaction or event for which such determination is being made.

         "TRANSACTION DETERMINATION" means a PRO FORMA determination required to establish compliance with the definition of "Permitted Acquisition", or with the requirements of Section 3.1.1(j), 7.2.2(a) or 7.2.5(j).

If the Company prepares any PRO FORMA computation pursuant to clause (b)(ii) above, the Company shall provide schedules supporting such calculations with detail reasonably satisfactory to the Administrative Agent.

         (c) Without limitation of clause (b) above, as of the end of any Fiscal Quarter, the computation of Interest Expense made for the Interest Coverage Ratio shall exclude $20,000,000 in aggregate principal amount of U.S. Term Loans borrowed on the Closing Date for so long as (but in no event after September 30, 2002) the Company has not applied proceeds of U.S. Term Loans in such amount to pay the purchase price of the Term Loan Acquisitions and related expenses.

         SECTION 1.5. BBSY RATE. With respect to the Australian Revolving Loans, all references in this Agreement to "LIBO Rate" and "LIBOR" shall be deemed to be references to the "BBSY Rate" (unless stated otherwise).


                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

         SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuers severally agree to make Credit Extensions as set forth below.

         SECTION 2.1.1. REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT. From time to time on any Business Day occurring after the Closing Date but prior to the Revolving Loan Commitment Termination Date,

                  (a) each Lender having a U.S. Revolving Loan Commitment will make loans denominated in U.S. Dollars (relative to such Lender, its "U.S. REVOLVING LOANS") to the Company equal to such Lender's U.S. Revolving Loan Percentage, if any, of the aggregate amount of the Borrowing or Borrowings of U.S. Revolving Loans requested by the Company to be made on such day (with the commitment of each such Lender described in this clause (a) herein referred to as its "U.S. REVOLVING LOAN COMMITMENT"). On the terms and subject to the conditions hereof, the Company may from time to time borrow, prepay and reborrow U.S. Revolving Loans;

                  (b) each Australian Lender will make loans denominated in Australian Dollars (relative to such Lender, its "AUSTRALIAN REVOLVING LOANS") to the Australian Revolver Borrower equal to such Lender's Australian Revolving Loan Percentage, if any, of the aggregate amount of the Borrowing or Borrowings of Australian Revolving Loans requested by the Australian Revolver Borrower to be made on such day (with the commitment of each such Lender described in this clause
         (b) herein referred to as its "AUSTRALIAN REVOLVING LOAN COMMITMENT"). Australian Revolving Loans may only be borrowed as LIBO Rate Loans. On the terms and subject to the conditions hereof, the Australian Revolver Borrower may from time to time borrow, prepay and reborrow Australian Revolving Loans;

                  (c) each Canadian Lender will make loans (or accept Canadian
         BAs) denominated in Canadian Dollars (such loans and Canadian BAs relative to such Lender, its "CANADIAN REVOLVING LOANS") to the Canadian Revolver Borrower equal to such Lender's Canadian Revolving Loan Percentage, if any, of the aggregate amount of the Borrowing or Borrowings of Canadian Revolving Loans requested by the Canadian Revolver Borrower to be made on such day (with the commitment of each such Lender described in this clause (c) herein referred to as its "CANADIAN REVOLVING LOAN COMMITMENT"). Canadian Revolving Loans may only be borrowed as Base Rate Loans or as Canadian BAs. On the terms and subject to the conditions hereof, the Canadian Revolver Borrower may from time to time borrow, prepay (or, in the case of Canadian BAs, cash collateralize pursuant to, and in accordance with, the terms of clause (a) of Section 3.1.1) and reborrow Canadian Revolving Loans; and

                  (d) the Swing Line Lender agrees that it will make loans (its "SWING LINE LOANS") to the Company equal to the principal amount of the Swing Line Loan requested by the Company to be made on such day. The Commitment of the Swing Line Lender described in this clause is herein referred to as its "SWING LINE LOAN COMMITMENT". Swing Line Loans may only be borrowed as Base Rate Loans. On the terms and subject to the conditions hereof, the Company may from time to time borrow, prepay and reborrow Swing Line Loans.

         SECTION 2.1.2. LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring from and after the Closing Date but prior to the Revolving Loan Commitment Termination Date and subject to Section 2.1.5, the relevant Issuer agrees that it will

                  (a) issue one or more standby letters of credit (relative to such Issuer, its "LETTER OF Credit") for the account of the Company or any other Domestic Subsidiary Guarantor in the Stated Amount requested by the Company on such day; or

                  (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder.

No Stated Expiry Date shall extend beyond the earlier of (i) the Revolving Loan Commitment Termination Date and (ii) unless otherwise agreed to by the Issuer in its sole discretion, one year from the date of such issuance or extension.

         SECTION 2.1.3. TERM LOAN COMMITMENT. (a) In a single Borrowing (which shall be on a Business Day) occurring on or prior to the Term Loan Commitment Termination Date, each Lender that has a Term Loan Commitment agrees that it will

         (i) make loans (relative to such Lender, its "U.S. TERM LOANS") to the Company equal to such Lender's Term Loan Percentage of the aggregate amount of the Borrowing of U.S. Term Loans not exceeding the U.S. Term Loan Commitment Amount requested by the Company to be made on such day,

         (ii) make loans (relative to such Lender, its "CANADIAN TERM LOANS") to the Canadian Term Borrower equal to such Lender's Term Loan Percentage of the aggregate amount of the Borrowing of Canadian Term Loans not exceeding the Canadian Term Loan Commitment Amount requested by the Canadian Term Borrower to be made at such time and

         (iii) make loans (relative to such Lender, its "AUSTRALIAN TERM LOANS") to the Australian Term Borrower equal to such Lender's Term Loan Percentage of the aggregate amount of the Borrowing of Australian Term Loans not exceeding the Australian Term Loan Commitment Amount requested by the Australian Term Borrower to be made at such time.

         (b) No amounts paid or prepaid with respect to Term Loans may be reborrowed.


         SECTION 2.1.4. LENDERS NOT PERMITTED OR REQUIRED TO MAKE THE LOANS. No Lender shall be permitted or required to, and the applicable Borrower shall not request any Lender to, make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of

                  (a)  all U.S. Revolving Loans

                           (i) of all U.S. Revolving Loan Lenders, together with
                  the aggregate outstanding principal amount of all Swing Line Loans and the aggregate amount of all Letter of Credit Outstandings, would exceed the then existing U.S. Revolving Loan Commitment Amount; or

                           (ii) of any such U.S. Revolving Loan Lender, together
                  with such Lender's Percentage of the aggregate outstanding principal amount of all Swing Line Loans and the Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing U.S. Revolving Loan Commitment Amount;

                  (b)  all Canadian Revolving Loans

                           (i) of all Canadian Lenders would exceed the then
                  existing Canadian Revolving Loan Commitment Amount; or

                           (ii) of any such Canadian Lender would exceed such
                  Lender's Percentage of the then existing Canadian Revolving Loan Commitment Amount;

                  (c) all Australian Revolving Loans

                           (i) of all Australian Lenders would exceed the then
                  existing Australian Revolving Loan Commitment Amount; or

                           (ii) of any such Australian Lender would exceed such
                  Lender's Percentage of the then existing Australian Revolving Loan Commitment Amount;

                  (d) all Term Loans

                           (i) of all Lenders made on the Closing Date would
                  exceed the Term Loan Commitment Amount; or

                           (ii) of any such Lender with a Term Loan Commitment
                  made on the Closing Date would exceed such Lender's Term Loan Percentage of the Term Loan Commitment Amount;

                  (e) all Swing Line Loans

                           (i) would exceed the then existing Swing Line Loan
                  Commitment Amount; or

                           (ii) together with the aggregate outstanding
                  principal amount of all U.S. Revolving Loans and the Letter of Credit Outstandings, would exceed the then existing U.S. Revolving Loan Commitment Amount.

         SECTION 2.1.5. ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be permitted or required to, and the Company shall not request any Issuer to, issue any Letter of Credit if, after giving effect thereto, the Letter of Credit Outstandings (a) would exceed the Letter of Credit Commitment Amount or (b) together with the aggregate outstanding principal amount of all U.S. Revolving Loans and Swing Line Loans would exceed the then existing U.S. Revolving Loan Commitment Amount.

         SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1. OPTIONAL. The Company may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the amount of the U.S. Revolving Loan Commitment Amount, any Foreign Currency Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Company; PROVIDED, HOWEVER, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent (and, in the case of the Australian

Revolving Loan, the Australian Subagent) and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of (i) $1,000,000 and in an integral multiple of $500,000 in the case of U.S. Revolving Loans, (ii) Aus $500,000 and in an integral multiple of Aus $100,000 in the case of Australian Revolving Loans and (iii) Cdn $500,000 and in an integral multiple of Cdn $100,000 in the case of Canadian Revolving Loans. Any optional or mandatory reduction of the U.S. Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the U.S. Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or the Letter of Credit Commitment Amount (as directed by the Company in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the U.S. Revolving Loan Commitment Amount) to an aggregate amount not in excess of the U.S. Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or any Issuer.

         SECTION 2.2.2. MANDATORY. Following the prepayment in full of the Term Loans, the U.S. Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid pursuant to clauses (d), (e),
(f) or (g) of Section 3.1.1, in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding. Reductions of the Revolving Loan Commitments will be applied among the Canadian Revolving Loan Commitment, the Australian Revolving Loan Commitment and the U.S. Revolving Loan Commitment as specified by the Company. There will be no prepayment penalties for prepayments of Base Rate Loans at any time or LIBO Rate Loans at the end of the Interest Period therefor.

         SECTION 2.3. BORROWING PROCEDURES. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

         SECTION 2.3.1. BORROWING PROCEDURE. In the case of Loans other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent (and, in the case of Australian Revolving Loans, to the Australian Subagent) on or before 10:00 a.m. Local Time on a Business Day, the applicable Borrower may, at one time in the case of Term Loans (other than any Additional Term Loans) and from time to time in the case of Revolving Loans, irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans or Canadian BAs, and in either case not more than five Business Days' notice, that a Borrowing be made
(a) in the case of LIBO Rate Loans, in a minimum amount of (i) $500,000 and an integral multiple of $100,000 in the case of Term Loans and U.S. Revolving Loans and (ii) Aus $500,000 and in an integral multiple of Aus $100,000 in the case of Australian Revolving Loans and (b) in the case of Base Rate Loans, in a minimum amount of (i) $500,000 and an integral multiple of $100,000 in the case of Term Loans and U.S. Revolving Loans and (ii) Cdn $500,000 and in an integral multiple of Cdn $100,000 in the case of Canadian Revolving Loans or, in either case, in the unused amount of the applicable Commitment; PROVIDED, HOWEVER, that all LIBO Rate Loans shall be made with an Interest Period of one week until the earlier of (i) the date on which the Joint Lead Arrangers notify the Company in writing that syndication is complete and therefore Borrowing Requests are no longer subject to this proviso clause or (y) 60 days after the Closing Date. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On such Business Day, each Lender that has a Commitment to make the Loans being requested (other than Swing Line Loans) shall deposit with the Administrative Agent (or, in the case of Australian Revolving Loans, the Australian Subagent) same day funds in an amount equal to such Lender's Percentage of the requested Borrowing on or before 11:00 a.m. Local Time. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the applicable Borrower by wire transfer to the accounts such Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice to the Swing Line Lender on or before 12:00 noon Local Time on a Business Day (followed (within one Business Day) by the delivery of a confirming Borrowing Request), the Company may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $500,000 and an integral multiple of $100,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the Company by wire transfer to the account the Company shall have specified in its notice therefor by the close of business on the Business Day telephonic notice is received by the Swing Line Lender.

         (b) If (i) any Swing Line Loan shall be outstanding for more than four Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when the Company requests that a U.S. Revolving Loan be made, or (iii) any Specified Default shall occur and be continuing, then each U.S. Revolving Loan Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender, make a U.S. Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's U.S. Revolving Loan Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"). On or before 11:00 a.m. New York time on the first Business Day following receipt by each U.S. Revolving Loan Lender of a request to make U.S. Revolving Loans as provided in the preceding sentence, each U.S. Revolving Loan Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the U.S. Revolving Loan Lenders make the above referenced U.S. Revolving Loans, the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, U.S.




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

Revolving Loans in an amount equal to the Swing Line Lender's U.S. Revolving Loan Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any U.S. Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such U.S. Revolving Loan Lender's U.S. Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any U.S. Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such U.S. Revolving Loans were made. Each U.S. Revolving Loan Lender's obligation to make the U.S. Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         (c) If at the time U.S. Revolving Loans would otherwise be required to be made to prepay Refunded Swing Line Loans pursuant to clause (b) of this Section an Event of Default under Section 8.1.9 hereof has occurred and is continuing, then the Refunded Swing Line Loans shall not be refunded pursuant to clause (b) of this Section and instead each U.S. Revolving Loan Lender shall purchase a participation from the Swing Line Lender in the Refunded Swing Line Loans in an amount equal to such Lender's U.S. Revolving Loan Percentage of the aggregate principal amount of all Refunded Swing Line Loans. Each U.S. Revolving Loan Lender's obligation to purchase a participation in the Refunded Swing Line Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including each of the circumstances specified in the last sentence of clause (b) of this Section.

         SECTION 2.3.3. SPECIAL PROVISIONS RELATING TO AUSTRALIAN TERM LOANS.
(a) Each of the Lenders with a Term Loan Commitment, the Australian Term Borrower and the Administrative Agent agree that on the Business Day specified in a Borrowing Request given in relation to Australian Term Loans:

                           (i) the provision by the Lender of its Lender's Term
                  Loan Percentage of the aggregate amount of the Borrowing of Australian Term Loans specified in the Borrowing Request to the Administrative Agent in the manner described above will constitute a subscription for Australian Debentures to be issued by the Australian Term Borrower under the Australian Debenture Deed Poll; and

                           (ii) the Australian Term Borrower will issue to each
                  Lender Australian Debentures which have an aggregate principal amount outstanding equal to the

                  Lender's Term Loan Percentage of the aggregate amount of the Borrowing of Australian Term Loans requested in the Borrowing Request.

Each Australian Debenture is issued on the conditions set out in the Australian Debenture Deed Poll by the Australian Registrar entering the Australian Debentures in the Australian Register. Each of the Lenders and Administrative Agent agree to be bound by the Australian Debenture Deed Poll.

         (b) Each of the Joint Lead Arrangers and Bookrunners represents and warrants, severally and not jointly, as to itself that:

                           (i) on behalf of the Australian Term Borrower, it
                  made offers for the subscription of Australian Debentures and corresponding participations to at least 10 offerees, each of whom it reasonably believed, at the time of the offer, was carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

                           (ii) reasonably believed each offeree was not an
                  Associate of any of the other offerees, the Joint Lead Arrangers and Bookrunners, the Syndication Agent for the Lenders, the Administrative Agent for the Lenders or the Australian Term Borrower.

         (c) The Australian Term Borrower represents and warrants that none of the offerees referred to above (as disclosed to it by the Joint Lead Arrangers and Bookrunners) was an Associate of the Australian Term Borrower and agrees to:

                           (i) provide the Joint Lead Arrangers and Bookrunners
                  with the names of each of its Associates; and

                           (ii) notify the Joint Lead Arrangers and Bookrunners
                  immediately if any proposed transferee of Australian Debentures or Lender disclosed to it is known or suspected by it to be an Associate of the Australian Term Borrower.

         (d) Each Lender with a Term Loan Commitment represents and warrants that:

                           (i) an offer to participate in the Australian Term
                  Loan and to subscribe for the Australian Debentures in accordance with this agreement was made to it by the Joint Lead Arrangers and Bookrunners on behalf of the Australian Term Borrower;

                           (ii) it was at the time of the offer, and will be at
                  the time of issue to it of an Australian Debenture, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets;

                           (iii) except as disclosed to the Australian Term
                  Borrower, it is not, and at the time it acquires an Australian Debenture it will not be, so far as it has actual knowledge, an Associate of any other person which was offered an Australian Debenture, the Joint Lead Arrangers and the Bookrunners, the Syndication Agent for the Lenders or the Australian Term Borrower.

         (e) At the cost of the Australian Term Borrower, each Lender with a Term Loan Commitment and each of the Joint Lead Arrangers and Bookrunners and the Administrative Agent for the Lenders will, so far as it is reasonably able to do so and as soon as reasonably practicable (and in any event within 14 days after a request), do or provide the things (including non-proprietary information) which the Australian Term Borrower asks it to do or provide in connection with the offer to participate in the Australian Term Loan and subscribe for Australian Debentures in accordance with this Agreement, if the Australian Term Borrower considers them practicable or necessary to ensure that the requirements of section 128F of the Tax Act are satisfied.

         (f) For purposes of this Section 2.3.3:

         "ASSOCIATE" has the meaning given in section 128F(9) of the Tax Act.

         "AUSTRALIAN REGISTER" means the register of Lenders to be established and maintained under the Australian Debenture Deed Poll.

         "AUSTRALIAN REGISTRAR" means the person appointed under the Australian Debenture Deed Poll as the Registrar.

         "TAX ACT" means the Income Tax Assessment Act 1936 (Commonwealth of Australia).

         SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent (and, in the case of Australian Revolving Loans, the Australian Subagent) on or before 11:00 a.m., Local Time on a Business Day, a Borrower may from time to time irrevocably elect, on not less than one Business Day's notice (in the case of a conversion of LIBO Rate Loans into Base Rate Loans) or three Business Days' notice (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans) that all, or any portion in a minimum amount of $500,000 or any larger integral multiple of $100,000 of, Base Rate Loans be converted into LIBO Rate Loans or LIBO Rate Loans be continued as LIBO Rate Loans or, in the case of Term Loans and U.S. Revolving Loans only, converted to Base Rate Loans; PROVIDED, HOWEVER, that, in the absence of delivery of a Continuation/Conversion Notice with respect to any Loan that is a LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall (A) in the case of a LIBO Rate Loan that is an Australian Revolving Loan, automatically be continued as a LIBO Rate Loan with an Interest Period of one month and (B) in the case of a LIBO Rate Loan that is a Term Loan or a U.S. Revolving Loan automatically



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

convert to a Base Rate Loan, in each case on such last day; PROVIDED, FURTHER, HOWEVER, that (x) each such conversion or continuation of a portion of the Loans of a Borrowing shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans (i) when any Default has occurred and is continuing or (ii) on any day other than the last day of the Interest Period applicable to such LIBO Rate Loan.

         SECTION 2.4.1. CONVERTING CANADIAN BAS TO CANADIAN PRIME RATE LOANS. If the Canadian Revolver Borrower has, by delivering a Continuation/Conversion Notice to the Administrative Agent on or before 11:00 a.m. Toronto time, not less than three nor more than five Business Days before the maturity date of a Canadian BA, requested the Canadian Lender which accepted such Canadian BA to make a Canadian Prime Rate Loan on such maturity date in a principal amount equal to the face amount of the maturing Canadian BA or a portion thereof and apply the proceeds of such Canadian Prime Rate Loan to reimburse such Canadian Lender in whole or in part, as the case may be, for its payment of such maturing Canadian BA, such Lender, upon paying such maturing Canadian BA, shall, subject to satisfaction of the conditions precedent to such Credit Extension, make such Canadian Prime Rate Loan and automatically apply the proceeds thereof to reimburse itself for such payment to the extent of such proceeds. The remainder, if any, of the amount owed to such Canadian Lender by the Canadian Revolver Borrower shall be immediately due and payable as provided in Section 2.8.5 hereof.

         SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of a Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, each Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing U.S. Dollar deposits in its LIBOR Office's interbank eurodollar market. Canadian Revolving Loans shall be funded by the Canadian Lenders from their offices specified for Canadian Revolving Loans. Australian Revolving Loans shall be funded by the Australian Lenders from their offices specified for Australian Loans.

         SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m. New York time on a Business Day, the Company, as account party, may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that an Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit in such form as may be requested by the Company and approved by such Issuer and the

Administrative Agent, solely for the purposes described in Section 7.1.7(b). Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) the sixth anniversary of the Closing Date or (ii) (unless otherwise agreed to by an Issuer, in its sole discretion), one year from the date of its issuance. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues. Each Letter of Credit shall only be denominated in U.S. Dollars.

         SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit, and without further action, each U.S. Revolving Loan Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its U.S. Revolving Loan Percentage, from the Issuer of such Letter of Credit a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such U.S. Revolving Loan Lender shall, to the extent of its U.S. Revolving Loan Percentage, be obligated to fund its purchase of such participation by paying to such Issuer the amount of such participation in immediately available funds on the next Business Day after a Disbursement is made by such Issuer under such Letter of Credit if the Company has failed to reimburse such Issuer in full in accordance with Section 2.6.3. In addition, such U.S. Revolving Loan Lender shall, to the extent of its U.S. Revolving Loan Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable to such Issuer pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to such Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any U.S. Revolving Loan Lender has funded its purchase of such participation, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Company or otherwise) by such Issuer in respect of such Reimbursement Obligation.

         SECTION 2.6.2. DISBURSEMENTS. An Issuer will notify the Company and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. New York time on the first Business Day following the Disbursement Date, the Company will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for U.S. Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Company hereby acknowledges and agrees that it is the account party with respect to such Letter of Credit and it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit.

         SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Company under Section 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Company to reimburse an Issuer, each U.S. Revolving Loan Lender's obligation under Section 2.6.1 to fund its participation, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company or such U.S. Revolving Loan Lender, as the case may be, may have or have had against the Company, such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after the Company pays in full its Reimbursement Obligation hereunder or such Lender funds its participation, nothing herein shall adversely affect the right of the Company or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

         SECTION 2.6.4. OBLIGATION TO CASH COLLATERALIZE. Upon the occurrence and during the continuation of any Default under Section 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Company of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default, the Company shall be immediately obligated to Cash Collateralize all Letters of Credit then outstanding. When all Defaults giving rise to the Company's obligation under this Section to Cash Collateralize all Letters of Credit then outstanding have been cured or waived, the Administrative Agent shall return to the Company all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of Reimbursement Obligations which have arisen theretofore.

         SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. The Company and each other Obligor shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any U.S. Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each U.S. Revolving Loan Lender, and shall not put such Issuer under any resulting liability to any Obligor or any U.S. Revolving Loan Lender, as the case may be.

         SECTION 2.7. REGISTER; NOTES. (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to clause (c) below, execution and delivery of a Note evidencing the Loans made by such Lender to such Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on such Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

         (b) Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "REGISTER") on which the Administrative Agent will record each Lender's Commitments, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 11.11. Failure to make any recordation, or any error in such recordation, shall not affect such Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the applicable Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in clause (c) the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof.

No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

         (c) Each Borrower agrees that, upon the request to the Administrative Agent by any Lender, the applicable Borrower will execute and deliver to such Lender, as applicable, a U.S. Revolving Note, a Canadian Revolving Note, an Australian Revolving Note, a U.S. Term Note, a Canadian Term Note and a Swing Line Note, as the case may be, evidencing the Loans made by such Lender. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on such Borrower absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations or any error in any such notations shall not limit or otherwise affect any Obligations of such Borrower or any other Obligor. A Note and the Loan evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the Loan evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of the entire remaining amount of a Lender's Commitments and the Loans made pursuant thereto and evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the applicable Borrower marked "exchanged". No assignment of a Note and the Loan evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

         SECTION 2.8. CANADIAN BAS. Not in limitation of any other provision of this Agreement, but in furtherance thereof, the provisions of this Section 2.8 shall further apply to the acceptance, rolling over and conversion of Canadian BAs.

         SECTION 2.8.1. FUNDING OF CANADIAN BAS. If the Administrative Agent receives a Borrowing Request from the Canadian Revolver Borrower requesting a Borrowing of Canadian BAs, the Administrative Agent shall notify each of the applicable Lenders, prior to 11:00 a.m., Toronto time, on the second Business Day prior to the date of such Credit Extension, of such request and of each such Lender's Percentage of such Borrowing. Each applicable Lender shall, not later than 11:00 a.m., Toronto time, on the date of each Borrowing of Canadian BAs, accept drafts of the Canadian Revolver Borrower which are presented to it for acceptance and which have an aggregate face amount equal to such Lender's Percentage of the total Borrowing being made available by way of Canadian BAs on such date. With respect to each Borrowing of Canadian BAs, each such Lender shall not be required to accept any draft which has a face amount which is not in a minimum amount of Cdn $500,000 and in an integral multiple of Cdn $100,000. Concurrent with the acceptance of drafts of the Canadian Revolver Borrower as aforesaid, each applicable Lender shall, upon fulfillment by the Canadian Revolver Borrower of the terms and conditions set forth in Article V, severally and not jointly, make available to the Canadian Revolver Borrower as set forth in the relevant Borrowing Request the aggregate Notional BA Proceeds with respect to the Canadian BAs being purchased by such Lender (net of the aggregate amount required to reimburse such Lender for payments on outstanding Canadian BAs that are maturing on such date and/or to repay Canadian Prime Rate Loans of such Lender that are being repaid on such date). Each Canadian BA to be accepted by any Lender shall be accepted by such Lender at its office located in Canada. Each Canadian BA shall mature on a Business Day and have a term of at least 30 days and not more than 180 days (or such shorter or longer term as shall be agreed to by each Canadian Lender).

         SECTION 2.8.2. ACCEPTANCE FEES. With respect to each draft of the Canadian Revolver Borrower accepted pursuant hereto, the Canadian Revolver Borrower shall pay to the Canadian Lenders, in advance, an acceptance fee calculated at the rate per annum, on the basis of a year of 365 days or 366 days, as the case may be, equal to the Applicable Canadian BA Stamping Fee on the face amount of such Canadian BA for its term, being the actual number of days in the period commencing on the date of acceptance of the Canadian Revolver Borrower's draft and continuing to (but excluding) the maturity date of such Canadian BA. Such acceptance fee shall be non-refundable and shall be fully earned when due. Such acceptance fee shall be paid to the Canadian Lenders by deducting the amount thereof from what would otherwise be Notional BA Proceeds (excluding such fee) funded pursuant to Section 2.8.1.

         SECTION 2.8.3. EXECUTION OF CANADIAN BAS. (a) To facilitate the acceptance of Canadian BAs hereunder, the Canadian Revolver Borrower hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, in accordance with clause (d) of Section 2.8.3, an appropriate number of drafts in the form prescribed by that Canadian Lender.

         (b) Each Canadian Lender may, at its option, execute any draft in handwriting or by the facsimile or mechanical signature of any of its authorized officers, and the Canadian Lenders are hereby authorized to accept or pay, as the case may be, any draft of the Canadian Revolver Borrower which purports to bear such a signature notwithstanding that any such individual has ceased to be an authorized officer of the Canadian Lender.

         (c) Any draft or Canadian BA signed by a Canadian Lender as attorney for the Canadian Revolver Borrower whether signed in handwriting or by the facsimile or mechanical signature of an authorized officer of a Canadian Lender, may be dealt with by the Agent or any Lender to all intents and purposes and shall bind the Canadian Revolver Borrower as if duly signed and issued by the Canadian Revolver Borrower.

         (d) The receipt by the Administrative Agent of a request for a Credit Extension by way of Canadian BAs shall be each Canadian Lender's sufficient authority to execute, and each Canadian

Lender shall, subject to the terms and conditions of this Agreement, execute drafts in accordance with such request and the advice of the Administrative Agent pursuant to Section 2.8.1, and the drafts so executed shall thereupon be deemed to have been presented for acceptance.

         (e) No Canadian Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such Canadian BA except to the extent caused by gross negligence or willful misconduct of such Lender or its officers, agents or representatives.

         (f) Each Canadian Lender shall maintain a record with respect to Canadian BAs (i) received by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder and (iv) cancelled at their respective maturities. Each Canadian Lender agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Lender. On request by or on behalf of the Canadian Revolver Borrower, a Canadian Lender shall cancel all forms of Canadian BAs which have been pre-signed or pre-endorsed on behalf of the Canadian Revolver Borrower and which are held by such Canadian Lender and are not required to be issued in accordance with the Canadian Revolver Borrower's irrevocable notice.

         SECTION 2.8.4. SPECIAL PROVISIONS RELATING TO ACCEPTANCE NOTES. (a) The Canadian Revolver Borrower and each applicable Lender hereby acknowledge and agree that from time to time certain Lenders which are not Canadian chartered banks or which are Canadian chartered banks listed on Schedule II and Schedule III of the Bank Act (Canada) may not be authorized to or may, as a matter of general corporate policy, elect not to accept Canadian BA drafts, and the Canadian Revolver Borrower and each applicable Lender agrees that any such Lender may purchase Acceptance Notes of the Canadian Revolver Borrower in accordance with the provisions of Section 2.8.4(b) in lieu of accepting Canadian BAs for its account.

         (b) In the event that any Lender described in Section 2.8.4(a) above is unable to, or elects as a matter of general corporate policy not to, accept Canadian BAs hereunder, such Lender shall not accept Canadian BAs hereunder, but rather, if the Canadian Revolver Borrower requests the acceptance of Canadian BAs, the Canadian Revolver Borrower shall deliver to such Lender a non-interest bearing promissory note (an "ACCEPTANCE NOTE") of the Canadian Revolver Borrower, substantially in the form of Exhibit A-3 hereto, having the same maturity as the Canadian BA that would otherwise be accepted by such Lender and in an undiscounted face amount equal to the undiscounted face amount of such Canadian BAs. Each such Lender hereby agrees to purchase each Acceptance Note from the Canadian Revolver Borrower at a purchase price equal to the Notional BA Proceeds for a Lender listed on Schedule II and Schedule III to the Bank Act (Canada) which would have been applicable if a Canadian BA draft had been accepted by such Lender and such Acceptance Notes shall be governed by the provisions of this Article II as if they were Canadian BAs.

         SECTION 2.8.5. PAYMENTS BY CANADIAN LENDERS AND THE CANADIAN REVOLVER BORROWER. Each Canadian Lender shall, on the maturity date of each Canadian BA which such Lender has accepted, pay to the holder thereof (whether such holder is such Canadian Lender or its Affiliate or a third party) the face amount of such Canadian BA. Prior to 11:00 a.m. Toronto time on the maturity date of a Canadian BA, the Canadian Revolver Borrower will reimburse the Administrative Agent, for the account of the Canadian Lender which accepted such Canadian BA, for all amounts which such Canadian Lender has paid to the holder of such Canadian BA (whether such holder is such Canadian Lender or its Affiliate or a third party), together with interest thereon at a rate per annum equal to the rate per annum then in effect for Canadian Base Rate Loans (with the then Applicable Margin for Canadian Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from such maturity date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Canadian BA, the Canadian Revolver Borrower hereby acknowledges and agrees that it shall be obligated to reimburse each Canadian Lender upon its payment of each Canadian BA accepted by it.


         SECTION 2.8.6. SALE OF CANADIAN BAS. Each Canadian Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Canadian BAs accepted and purchased by it.


                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1. REPAYMENTS AND PREPAYMENTS; APPLICATION. The Borrowers agree that the Loans shall be repaid and prepaid pursuant to the following terms.

         SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. Each Borrower shall repay in full the unpaid principal amount of each Loan made to such Borrower upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

                  (a) From time to time on any Business Day (which, in the case of LIBO Rate Loans, shall be the last day of an Interest Period with respect thereto), the Borrowers may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                           (i) Loans (other than Swing Line Loans and Canadian
                  BAs); PROVIDED, HOWEVER, that (A) any such prepayment of Term Loans shall be made as the relevant Borrower directs PRO RATA among Term Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term Loans (applied to the remaining amortization payments for the Term Loans PRO RATA in accordance with the amount of each such remaining Term Loan amortization payment) and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of
                  (I) LIBO Rate Loans, in an aggregate minimum amount of (A) $500,000 and an integral multiple of $100,000 in the case of Term Loans and U.S. Revolving Loans and (B) Aus $500,000 and in an integral multiple of Aus $100,000 in the case of Australian Revolving Loans and, (II) in the case of Base Rate Loans, in an aggregate minimum amount of (A) $500,000 and an integral multiple of $100,000 in the case of Term Loans and U.S. Revolving Loans and (B) Cdn $500,000 and in an integral multiple of Cdn $100,000 in the case of Canadian Revolving Loans; and

                           (ii) Swing Line Loans; PROVIDED that (A) all such
                  voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m. on the day of such prepayment (such notice to be confirmed in writing by 3:00 p.m. on such day); and (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $100,000.

         In addition, from time to time on any Business Day, the Canadian Revolver Borrower may, upon not less than one Business Day's notice to the Administrative Agent, elect to deposit with the Administrative Agent Canadian Dollars in immediately available funds to be held by the Administrative Agent, pursuant to collateral arrangements satisfactory to it, for application solely to reimburse Lenders which have accepted the Canadian BAs designated by the Canadian Revolver Borrower in such notice (provided that any such designation shall be made PRO RATA among the Canadian Lenders on the basis of the outstanding principal amount of such Canadian BAs). If such a deposit is made, then such Canadian BAs shall (to the extent of such deposit) be deemed no longer outstanding for purposes of this Agreement.

                  (b) On each date when the sum of (i) the aggregate outstanding principal amount of all U.S. Revolving Loans and Swing Line Loans and
         (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the U.S. Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Company shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) in an aggregate principal amount at least equal to such excess.

                  (c) On each of the dates set forth below, the relevant Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of its Term Loans in an amount equal to the amount set forth below opposite such date:


                                                                        Amount of Required Principal Repayment
                                                                  ---------------------------------------------------
                                                                  U.S. Term         Canadian Term     Australian Term
         Date                                                        Loans              Loans              Loans
         ----                                                     ---------         -------------     ---------------
         first anniversary of the Closing Date                    $ 2,650,000         $   500,000        $   600,000
         second anniversary of the Closing Date                   $ 2,650,000         $   500,000        $   600,000
         third anniversary of the Closing Date                    $ 2,650,000         $   500,000        $   600,000
         fourth anniversary of the Closing Date                   $ 2,650,000         $   500,000        $   600,000
         fifth anniversary of the Closing Date                    $ 2,650,000         $   500,000        $   600,000
         sixth anniversary of the Closing Date                    $ 2,650,000         $   500,000        $   600,000
         three months after the preceding date                    $62,275,000         $11,750,000        $14,100,000
         three months after the preceding date                    $62,275,000         $11,750,000        $14,100,000
         three months after the preceding date                    $62,275,000         $11,750,000        $14,100,000
         three months after the preceding date                    $62,275,000         $11,750,000        $14,100,000


                  (d) The Company shall, within one Business Day following the receipt by the Company or any Restricted Subsidiary of any Casualty Proceeds in excess of $1,000,000 (individually or in the aggregate (when taken together with all other Casualty Proceeds and all Net Disposition Proceeds) over the course of a Fiscal Year), deliver to the Agents a calculation of the amount of such Casualty Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds within 30 days of the receipt thereof to be applied as set forth in Section 3.1.2; PROVIDED, HOWEVER, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Company informs the Agents in writing no later than 30 days following the receipt of the Casualty Proceeds resulting in such Casualty Proceeds of the Company's or the Restricted Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property or the acquisition or construction of other long-term capital assets useful in the Company's or such Restricted Subsidiary's business and the Company or the Restricted Subsidiary in fact uses such Casualty Proceeds to rebuild or replace such damaged, destroyed or condemned assets or acquire or construct such other long-term assets within 360 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 360-day period being applied to the Term Loans pursuant to Section 3.1.2; PROVIDED, FURTHER, HOWEVER, that (i) at any time when any Specified Default shall have occurred and be continuing, all Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause (e) below) shall be deposited in an account maintained with, and pledged under the Loan Documents to, the Collateral Agent, to secure the Borrowers' obligations hereunder and to pay for such rebuilding or replacement whenever no Specified Default is then continuing or except as otherwise agreed to by the Agents for disbursement at the request of the Company or the Restricted Subsidiary, as the case may be, or (ii) if all such Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause (e) below) aggregating in excess of $1,000,000 have not theretofore been applied as described in the notice required above (or in accordance with clause (e) below), all such Casualty Proceeds and Net Disposition

         Proceeds shall be applied to prepay Revolving Loans (which amount may not be reborrowed except to provide funds for uses permitted for such Casualty Proceeds or Net Disposition Proceeds, as the case may be) or deposited in an account maintained with, and pledged under the Loan Documents to, the Collateral Agent to secure the Borrowers' obligations hereunder and for disbursement at the request of the Company or the Restricted Subsidiaries, as the case may be, to be used for the purpose(s) set forth in such written notice(s) or (iii) if such Casualty Proceeds were related to assets held by (x) a Foreign Borrower, such Casualty Proceeds shall be reinvested by or disbursed to the respective Foreign Borrower or applied by the Collateral Agent (or the Australian Trustee, as applicable) to repay or secure the Loans of such Foreign Borrower in accordance with the conditions described above and (y) the Company or a Domestic Subsidiary, any such reinvestment must be made by the Company or a Domestic Restricted Subsidiary.

                  (e) The Company shall, within one Business Day following the receipt by the Company or any Restricted Subsidiary of any Net Disposition Proceeds in excess of $1,000,000 (individually or in the aggregate (when taken together with all other Net Disposition Proceeds and all Casualty Proceeds) over the course of a Fiscal Year), deliver to the Agents a calculation of the amount of such Net Disposition Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds within 30 days of the receipt thereof to be applied as set forth in Section 3.1.2; PROVIDED, HOWEVER, that no mandatory prepayment on account of Net Disposition Proceeds shall be required under this clause if the Company informs the Agents in writing no later than 30 days following the receipt of such Net Disposition Proceeds of the Company's or a Restricted Subsidiary's good faith intention to apply such Net Disposition Proceeds to (i) the replacement of the assets or property that was the subject of the Disposition or the acquisition or construction of other long-term capital assets useful in the Company's or such Restricted Subsidiary's business that resulted in such Net Disposition Proceeds and/or (ii) acquire the Capital Stock of a Person in a transaction permitted under clause (g) of Section 7.2.5 so long as (x) the Disposition giving rise to such Net Disposition Proceeds complies with clause (f) of Section 7.2.11, (y) the aggregate amount of Net Disposition Proceeds used for such acquisitions shall not exceed $25,000,000 in the aggregate in any Fiscal Year and $75,000,000 in the aggregate for the term of this Agreement and (z) as a result of such acquisition, such Person becomes a Restricted Subsidiary and complies with Section 7.1.8 and the Company or the Restricted Subsidiary in fact uses such Net Disposition Proceeds to replace, acquire or construct such assets or property or to make such acquisition of Capital Stock within 360 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 360-day period being applied to the Term Loans pursuant to Section 3.1.2; PROVIDED, FURTHER, HOWEVER, that (i) at any time when any Specified Default shall have occurred and be continuing, all Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in clause (d) above) shall be deposited in an account maintained with, and pledged under the Loan Documents to, the Collateral Agent to secure the Borrowers' obligations hereunder and to pay for such replacement, acquisition or construction whenever no Specified Default is then continuing or except as otherwise agreed to by the Agents for disbursement at the request of the Company or the Restricted Subsidiary, as the case may be, or (ii) if all such Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in clause (d) above) aggregating in excess of $1,000,000 have not theretofore been applied as described in the notice required above (or in accordance with clause (d) above), all such Net Disposition Proceeds and Casualty Proceeds shall be applied to prepay Revolving Loans (which amount may not be reborrowed except to provide funds for uses permitted for such Net Disposition Proceeds or Casualty Proceeds, as the case may
         be) or deposited in an account maintained with, and pledged under the Loan Documents to, the Collateral Agent to secure the Borrowers' obligations hereunder and for disbursement at the request of the Company or the Restricted Subsidiaries, as the case may be, to be used for the purpose(s) set forth in such written notice(s) or (iii) if such Net Disposition Proceeds were related to assets held by (x) a Foreign Borrower, such Casualty Proceeds shall be reinvested by or disbursed to the respective Foreign Borrower or applied by the Collateral Agent (or the Australian Trustee, as applicable) to repay or secure the Loans of such Foreign Borrower in accordance with the conditions described above and (y) the Company or a Domestic Subsidiary, any such reinvestment must be made by the Company or a Domestic Restricted Subsidiary.

                  (f) The Company shall, no later than five Business Days following the delivery by Holdings of its annual audited financial reports required pursuant to clause (c) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 2002 Fiscal
         Year), deliver to the Agents a calculation of the Excess Cash Flow for the Fiscal Year last ended (or, in the case of the 2002 Fiscal Year, for the period from the Closing Date through the end of such Fiscal
         Year) and make a mandatory prepayment of the Term Loans in an amount equal to 50% of the Excess Cash Flow (if any) for such period, to be applied as set forth in Section 3.1.2.

                  (g) (i) Except for Net Equity Proceeds with respect to the exercise of options or warrants, within one Business Day following the receipt by Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries of any Net Debt Proceeds (other than proceeds from an Australian Qualifying Transaction) or Net Equity Proceeds, or
         (ii) for Net Equity Proceeds from the exercise of options or warrants, within 30 days of the end of each Fiscal Quarter, Holdings shall deliver to the Agents a calculation of the amount of such Net Debt Proceeds or Net Equity Proceeds, as the case may be, and (x) for Net Equity Proceeds and Net Debt Proceeds described in clause (i) above, within 30 days of receipt or (y) for Net Equity Proceeds described in clause (ii) above, concurrent with delivery of the calculation, the Company shall make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Debt Proceeds or 50% of such Net Equity Proceeds, as the case may be, to be applied as set forth in
         Section 3.1.2; PROVIDED, HOWEVER, that Holdings or the Company may use the Net Debt Proceeds from the issuance of Subordinated Debt permitted by Section 7.2.2(c) to repay in full the principal of the Senior Subordinated Notes.

                  (h) On the Business Day following the date upon which Holdings shall have delivered a certificate required to be delivered pursuant to clause (l) of Section 7.1.1 (or, during a period that a Specified Default has occurred and is continuing, on each Business Day), the applicable Foreign Borrower shall,

                           (A) if the U.S. Dollar Equivalent of the aggregate
                  outstanding principal amount of all Canadian Revolving Loans is equal to or greater than 103% of the Canadian Revolving Loan Commitment Amount, make a prepayment of its Canadian Revolving Loans in Canadian Dollars (or cash collateralize Canadian BAs pursuant to, and in accordance with, the terms of clause (a) of Section 3.1.1) in an amount equal to such excess over the Canadian Revolving Loan Commitment Amount; and

                           (B) if the U.S. Dollar Equivalent of the aggregate
                  outstanding principal amount of all Australian Revolving Loans is equal to or greater than 103% of the Australian Revolving Loan Commitment Amount, make a prepayment of its Australian Revolving Loans in Australian Dollars in an amount equal to such excess over the Australian Revolving Loan Commitment Amount.

         For purposes of this clause, the conversion rate of such Foreign Currency into U.S. Dollars shall be determined by the Administrative Agent for each day.

                  (i) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrowers shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid). Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

                  (j) Holdings may, at any time, redesignate RAA and the Australian Subsidiaries as Unrestricted Subsidiaries, PROVIDED that (i) the Borrowers first apply all or a portion of the proceeds of an Australian Qualifying Transaction and/or funds that are not otherwise required to be paid to the Lenders under this Agreement to repay (x) any outstanding principal amounts of Australian Revolving Loans and terminate the Australian Revolving Loan Commitment hereunder and (y) at least $50,000,000 aggregate principal amount of Term Loans, PROVIDED that the repayment under this subclause (y) shall be applied first to the Australian Term Loan until repaid in full and then PRO RATA among the other Term Loans and (ii) if the financial covenants in Section
         7.2.4 and the limits on Capital Expenditures in Section 7.2.7 are all met on a PRO FORMA basis after giving effect to such sale and all such related repayments. If any such Australian Qualifying Transaction is in the form of a disposition or issuance of Capital Stock, but with the Company and its

         Subsidiaries continuing to own more than a DE MINIMIS portion of the Capital Stock of the Australian Subsidiaries, such redesignation of RAA and the Australian Subsidiaries as Unrestricted Subsidiaries shall also be conditioned on the prior or simultaneous execution of a management agreement between the Australian Subsidiaries and the Company upon terms and conditions no less favorable to the Company than the existing management agreement and the Company will use reasonable efforts to obtain more favorable conditions. Upon the appropriate designation as an Unrestricted Subsidiary, RAA and the Australian Subsidiaries shall be released from all applicable Pledge and Security Agreements within 5 Business Days of such full repayment.

                  (k) If the Company does not apply the proceeds of the Term Loans for the purposes stated in the proviso in Section 7.1.7(a)(i) within the time period stated in such proviso, the Company shall prepay, on the next Business Day after such period expires, an aggregate principal amount of the Term Loans equal to the amount of such proceeds not so applied.

                  (l) If any portion of any prepayment otherwise required pursuant to clause (d), (e), (f) or (g) of this Section would cause more than 25% of the original outstanding principal amount of a Canadian Term Loan to be prepaid within five years after the date of issue thereof, then the Canadian Term Borrower may give written notice thereof to the Administrative Agent and each Lender holding Canadian Term Loans prior to the date payment is due, whereupon, notwithstanding such clauses, that portion of the Canadian Term Loans in excess of such 25% (the "EXCESS CANADIAN PRINCIPAL AMOUNT") shall not be mandatorily prepayable pursuant to such clauses and, in lieu thereof, each Lender of Canadian Term Loans may elect to sell to the Company a portion of its Canadian Term Loan equal to its PRO RATA portion of such Excess Canadian Principal Amount by written notice to the Administrative Agent. Each Lender shall have 10 Business Days after receipt of such notice to make such election. The Company agrees to purchase the requisite portion of the Canadian Term Loans held by each Lender who so elects to sell, without representation or warranty by such Lender except as to its title thereto, by payment, on the first Business Day after expiration of such ten-day period, to the Administrative Agent for the account of such Lender in immediately available funds equal to the aggregate principal amount of the Canadian Term Loan being purchased plus accrued interest thereon. This provision shall not affect the Canadian Term Borrower's obligation to pay any accrued but unpaid interest. This provision may apply to successive events that would result in an Excess Canadian Principal Amount being created.

         SECTION 3.1.2. APPLICATION. Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

                  (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

                  (b) Subject to clauses (j) and (l) of Section 3.1.1, (i) each prepayment of Term Loans made pursuant to clauses (d) and (e) of
         Section 3.1.1 shall be applied first as set forth in clause (iii) thereof and then PRO RATA to a mandatory prepayment of the outstanding principal amount of the other Term Loans and (ii) each prepayment of Term Loans made pursuant to clauses (f) and (g) of Section 3.1.1 shall be applied PRO RATA to a mandatory prepayment of the outstanding principal amount of all Term Loans, (in each case, with the amount of such prepayment of the Term Loans being applied to the remaining Term Loan amortization payment PRO RATA in accordance with the amount of each such remaining Term Loan amortization payment); PROVIDED that to the extent that after giving effect to any such prepayment or portion thereof of the Australian Term Loans or Canadian Term Loans pursuant to clause (g) of Section 3.1.1 the aggregate outstanding principal amount of such Loans would be less than 85% of the aggregate initial principal amount of Australian Term Loans or Canadian Term Loans, as the case may be, that portion of such mandatory prepayment that would otherwise be applied to the Australian Term Loans or Canadian Term Loans, as applicable, may be applied, in the discretion of the Company, to prepay an additional amount of U.S. Term Loans.

         SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with the terms set forth below.

         SECTION 3.2.1. RATES. Subject to Section 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the applicable Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate (if such Loan is a Term Loan or U.S. Revolving Loan) or Canadian Prime Rate (if such loan is a Canadian Revolving Loan) from time to time in effect plus the Applicable Margin; PROVIDED that all Swing Line Loans shall always accrue interest at the Alternate Base Rate plus the then effective Applicable Margin; and

                  (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of (x) the LIBO Rate (Reserve Adjusted) or in the case of Australian Revolving Loans, the BBSY Rate for such Interest Period plus (y) the Applicable Margin.

Interest on Base Rate Loans and Australian Revolving Loans shall be calculated on the basis of the actual number of days elapsed in a year of (i) in the case of Base Rate Loans, 365 days (or, if appropriate, 366 days) and (ii) in the case of Australian Revolving Loans, 364 days, and payable in arrears. Interest on LIBO Rate Loans (other than Australian Revolving Loans) shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but



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

not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2. POST-DEFAULT RATES. Upon the occurrence and during the continuance of an Event of Default and after written notice to the Borrowers from the Administrative Agent specifying that the Loans shall bear interest as provided in this Section, the Borrowers shall pay on demand, but only to the extent permitted by law, interest (after as well as before judgment) in an amount equal to (a) in the case of any principal of any Loan or unpaid interest thereon, a rate of 2% per annum plus the higher of (i) the Base Rate plus the Applicable Margin and (ii) the rate (including the Applicable Margin) otherwise applicable to such Loan or other amount and (b) in the case of any accrued and unpaid commitment fees, letter of credit fees or other monetary Obligations, the rate that would otherwise be applicable to Revolving Loans that are maintained as Base Rate Loans pursuant to Section 3.2.1 plus 2%.

         SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                  (a)  on the Stated Maturity Date therefor;

                  (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

                  (c) with respect to Base Rate Loans, which bear interest with respect to (i) the Alternate Base Rate, on each Quarterly Payment Date and (ii) the Canadian Prime Rate on the first day of each month occurring after the Closing Date;

                  (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

                  (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                  (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. FEES. The Company agrees to pay the fees set forth below. All such fees shall be non-refundable.



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

         SECTION 3.3.1. COMMITMENT FEE. (a) The Company agrees to pay to the Administrative Agent for the account of each U.S. Revolving Loan Lender, for the period (including any portion thereof when any of its U.S. Revolving Loan Commitments are suspended by reason of the Company's inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the applicable Commitment Termination Date, a commitment fee in an amount equal to the Applicable Revolving Loan Commitment Fee Margin, in each case on such Lender's Percentage of the sum of the average daily unused portion of the applicable U.S. Revolving Loan Commitment Amount net of Letter of Credit Outstandings. The making of Swing Line Loans shall not constitute usage of the U.S. Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Company to the U.S. Revolving Loan Lenders other than the Swing Line Lender.

         (b) The Canadian Revolver Borrower agrees to pay to the Administrative Agent for the account of each Canadian Lender, for the period (including any portion thereof when its Canadian Revolving Loan Commitment is suspended by reason of the Canadian Revolver Borrower's inability to satisfy any condition of
Article V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Revolving Loan Commitment Fee Margin on such Lender's Percentage of the sum of the average daily unused portion of the Canadian Revolving Loan Commitment Amount.

         (c) The Australian Revolver Borrower agrees to the Administrative Agent for the account of each Australian Lender, for the period (including any portion thereof when its Australian Revolving Loan Commitment is suspended by reason of the Australian Revolver Borrower's inability to satisfy any condition of Article
V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Revolving Loan Commitment Fee Margin per annum, in each case on such Lender's Percentage of the sum of the average daily unused portion of the Australian Revolving Loan Commitment Amount.

         (d) All commitment fees payable pursuant to this Section shall be payable by the applicable Borrower in arrears (calculated on a 360-day basis) on the Effective Date and thereafter on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Revolving Loan Commitment Termination Date. Any term or provision hereof to the contrary notwithstanding, commitment fees payable for any period prior to the Closing Date shall be payable in accordance with the Fee Letter.

         SECTION 3.3.2. AGENTS' FEE. (a) The Company agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

         (b) The Company agrees to pay to the Syndication Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.




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         SECTION 3.3.3. LETTER OF CREDIT FEE. The Company agrees to pay to the
Administrative Agent, for the PRO RATA account of the applicable Issuer and each U.S. Revolving Loan Lender, a Letter of Credit fee in an amount equal to the then effective Applicable Margin for LIBO Rate Loans, multiplied by the Stated Amount of each Letter of Credit Outstanding, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date. The Company further agrees to pay to the applicable Issuer with respect to each issuance or extension of a Letter of Credit a fronting fee in an amount equal to 1/4 of 1% per annum on the Stated Amount of such Letter of Credit payable on each Quarterly Payment Date following the date of such issuance or extension and on the Revolving Loan Commitment Termination Date. In addition, the Company agrees to pay to the Issuer of each Letter of Credit, for its own account, all customary administrative, issuance, amendment, payment and negotiation charges.


                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers and the Administrative Agent, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans or in the case of Australian Revolving Loans shall bear interest as set forth in Section 4.2 at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 4.2. DEPOSITS UNAVAILABLE; CIRCUMSTANCES MAKING CANADIAN BAS UNAVAILABLE. If the Administrative Agent shall have determined that

                  (a) deposits in the relevant Currency and amount and for the relevant Interest Period are not available to it in its relevant market; or

                  (b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans in a particular Currency;

then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended and, in the case of U.S. Loans, such Loans shall accrue interest at the Base Rate plus the Applicable Margin in respect of



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

such Loans and, in the case of Australian Revolving Loans, such Loans shall accrue interest at each applicable Lender's cost of funds, as reasonably determined and as notified by such Lender to the Administrative Agent and the applicable Borrowers, plus the Applicable Margin in respect of such Loans, in each case from the end of the then current Interest Period applicable thereto, until the Administrative Agent shall notify the applicable Borrowers and the Lenders that the circumstances causing such suspension no longer exist, and subsequent LIBO Rate Loans in respect of such Currency shall be made at an interest rate equal to, in the case of Term Loans and U.S. Revolving Loans, the Base Rate plus the Applicable Margin in respect of such Loans, in the case of Canadian Revolving Loans, such Loans shall accrue interest at the Canadian Prime Rate plus the Applicable Margin in respect of such Loans and, in the case of Australian Revolving Loans, each applicable Lender's cost of funds, as reasonably determined and as notified by such Lender to the Administrative Agent and the Borrowers, plus the Applicable Margin in respect of such Loans.

         (c) If the Administrative Agent shall have determined that by reason of circumstances affecting the Canadian money market, there is no market for Canadian BAs, then the right of the Canadian Revolver Borrower to request the acceptance of Canadian BAs and the acceptance thereof shall be suspended until the Administrative Agent determines that the circumstances causing such suspension no longer exist and the Administrative Agent so notifies the Canadian Revolver Borrower and any Borrowing Request or Continuation/Conversion Notice requesting the acceptance of Canadian BAs shall be canceled and the Loans requested therein shall be made as, continued as or converted into Canadian Prime Rate Loans or, in the case of a Credit Extension, if requested by the Canadian Revolver Borrower at least one Business Day prior to the scheduled date of the Credit Extension, not be made.

         SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The applicable Borrower agrees to reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the applicable Borrower directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.



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

         SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         Article III or VIII or otherwise;

                  (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor (other than as a result of the willful failure of such Lender to fund such requested LIBO Rate Loan); or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the applicable Borrowers (with a copy to the Administrative Agent), the applicable Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

         SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Borrowers, the applicable Borrower shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 4.6. TAXES. Each Borrower covenants and agrees as follows with respect to Taxes.




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

                  (a) Any and all payments by such Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by a Borrower to or on behalf of any Secured Party under any Loan Document, then:

                           (i) subject to clause (f), if such Taxes are
                  Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes (including deductions applicable to additional sums payable under this Section), in an amount that is not less than the amount provided for in such Loan Document; and

                           (ii) such Borrower shall withhold the full amount of
                  such Taxes from such payment (as increased pursuant to clause
                  (a) (i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

                  (b) In addition, such Borrower shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

                  (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the applicable Borrower shall furnish to the Administrative Agent an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

                  (d) Subject to clause (f), the Company shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on or asserted with respect to (and whether or not paid directly by) such Secured Party (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Company shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (PROVIDED, HOWEVER, that no Secured Party shall be under any obligation to provide any such notice to the Company). In addition, the Company shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Company to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. The Company acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Company provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

                  (e) Each Non-Domestic Lender, on or prior to the date on which such Non-Domestic Lender becomes a Lender (other than a Lender making only Australian Revolving Loans or Canadian Revolving Loans) hereunder (and from time to time thereafter upon the written request of the Borrower or the Administrative Agent, but only for so long as such non-Domestic Lender is legally entitled to do so), shall deliver to the Company and the Administrative Agent either

                           (i) two duly completed copies of either (A) Internal
                  Revenue Service Form W-8BEN (with respect to treaty benefits only) or (B) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or

                           (ii) in the case of a Non-Domestic Lender that is not
                  legally entitled to deliver either form listed in clause
                  (e)(i) for the purposes specified therein, (x) a certificate of a duly authorized officer of such Non-Domestic Lender to the effect that such Non-Domestic Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Company within the meaning of
                  Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "EXEMPTION CERTIFICATE") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN (with respect to Foreign status) or applicable successor form.

                  (f) No Borrower shall be obligated to gross up any payments to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (and only in any period during) (i) the failure of such Lender to deliver to the Company the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) the information or certifications made on such form or forms and/or Exemption Certificate by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; PROVIDED, HOWEVER, that the Borrowers shall be obligated to gross up any payments to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender



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

         no longer legally entitled to deliver such form or forms or Exemption Certificate, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of the Company or (iii) the obligation to gross up payments to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Company.

                  (g) Upon the written request of the Borrower or the Administrative Agent, each Lender that is entitled to an exemption from or reduction of a withholding tax otherwise imposed under the laws of Canada, or pursuant to any treaty to which Canada is a party, with respect to payments under this agreement, shall use reasonable efforts (consistent with applicable legal and regulatory restrictions) to deliver to the Administrative Agent, any certificate or document requested by the Borrower or the Administrative Agent if (i) the delivery of such certificate or document would avoid the need for making any payment, or reduce the amount of any payment, which may thereafter accrue to or for the account of such Lender pursuant to this Section with respect to Canadian Taxes and (ii) such filing would not, in the sole judgment of such Lender, require such Lender to disclose any confidential or proprietary information or be otherwise disadvantageous to such Lender.

         SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided in a Loan Document, all payments by the Borrowers pursuant to each Loan Document shall be made by the Borrowers to the Administrative Agent for the PRO RATA account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. Local Time on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers. Funds received after that time shall be deemed to have been received by the Administrative Agent, or such Lenders as the case may be, on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans, PROVIDED that for purposes of this sentence LIBO Rate shall not refer to BBSY Rate) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, (i) in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate) 365 days or, if appropriate, 366 days and (ii) in the case of interest on an Australian Revolver Loan, 364 days). Payments due on other than a Business Day shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.



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

         SECTION 4.8. SHARING OF PAYMENTS. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its PRO RATA share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party TO (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. Each Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 4.9. SETOFF. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in clauses (b) through (d) of
Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) Holdings and each Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of Holdings or such Borrower then or thereafter maintained with such Secured Party; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of
Section 4.8. Each Secured Party agrees promptly to notify Holdings and the Company and the Administrative Agent after any such setoff and application made by such Secured Party; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have. Notwithstanding the foregoing, no Secured Party shall appropriate or apply to the payment of Obligations owed to it by Holdings, Intermediate Holdings, the Company or any Domestic Subsidiary Guarantor (each, a "U.S. PERSON") (but only to the extent such Obligation is owed by any such U.S. Person, and without limitation of any Foreign Subsidiary's Obligations as to which such U.S. Person may be a guarantor) and no security interest is granted by any Foreign Borrower or other Foreign Subsidiary that is an Obligor with respect to such Obligations in, any balances, credits, deposits, accounts or moneys of such Foreign Borrower or other Foreign Subsidiary at any time maintained with a Secured Party.

         SECTION 4.10. REPLACEMENT OF LENDERS. Each Lender hereby severally agrees as set forth in this Section. If any Lender (a "SUBJECT LENDER") (i) makes demand upon a Borrower for (or if such Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 or (ii) gives notice pursuant to Section 4.1 requiring a conversion of such Subject Lender's LIBO Rate Loans to Base Rate Loans or any change in the basis upon which interest is to accrue in respect of such Subject Lender's LIBO Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Company may, within 180 days of receipt by such Borrower of such demand or notice (or the occurrence of such other event causing such Borrower to be required to pay such compensation) as the case may be, give notice (a "REPLACEMENT NOTICE") in writing to the Agents and such Subject Lender of its intention to replace such Subject Lender with a financial institution (a "REPLACEMENT LENDER") designated in such Replacement Notice. If the Agents shall, in the exercise of their reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Company and such Subject Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Subject Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 11.11, all of its Commitments, Loans and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations) to such designated financial institution; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty (except as to title) and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its funded participations in unreimbursed Disbursements, if any, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Subject Lender hereunder. Upon the effective date of an assignment described above, the designated financial institution or Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.


                                    ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

         SECTION 5.1. INITIAL CREDIT EXTENSION. The obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.



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

         SECTION 5.1.1. RESOLUTIONS, ETC. The Agents shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate (except with respect to Australian Subsidiaries), dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated the Closing Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

                  (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

                  (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

                  (c) the full force and validity of each Organic Document of such Person and attaching true and complete copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

         SECTION 5.1.2. RECEIPT OF REPORTS. The Lenders shall have received all reports and opinions requested by the Joint Lead Arrangers from appraisers, consultants or other advisors retained by them to review the business, operations or condition of Holdings, the Borrowers and their Subsidiaries giving effect to the transactions contemplated by the Loan Documents and shall be satisfied with such reports and opinions.

         SECTION 5.1.3. LOAN DOCUMENTS. The Agents shall have received (with copies for each Lender that shall have requested in writing copies thereof) copies of fully executed versions of the Loan Documents, certified to be true and complete copies thereof by an Authorized Officer of Holdings, Intermediate Holdings and the Company. Each Loan Document shall be in full force and effect and shall not have been modified or waived in any material respect.

         SECTION 5.1.4. CLOSING DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Closing Date Certificate, dated the Closing Date and duly executed and delivered by an Authorized Officer, of each of Holdings, Intermediate Holdings and the Company, in which certificate each of Holdings, Intermediate Holdings and the Company shall agree and acknowledge that the statements made therein are true and correct representations and warranties of each of Holdings, Intermediate Holdings and the Company as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All



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

documents and agreements required to be appended to the Closing Date Certificate shall be in form and substance reasonably satisfactory to the Syndication Agent.

         SECTION 5.1.5. DELIVERY OF NOTES. The Agents shall have received, for the account of each Lender that has requested a Note in writing two Business Days prior to the Closing Date, such Lender's Notes duly executed and delivered by an Authorized Officer of the applicable Borrower.

         SECTION 5.1.6. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule (Indebtedness to Be Paid), together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements and mortgage releases or other instruments as may be suitable or appropriate in connection therewith.

         SECTION 5.1.7. CLOSING FEES, EXPENSES, ETC. The Agents shall have received for their respective accounts, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3, to the extent then invoiced.

         SECTION 5.1.8. FINANCIAL INFORMATION, MATERIAL ADVERSE CHANGE. (a) The Agents shall have received, with counterparts for each Lender,

                           (i) the audited consolidated balance sheets of
                  Holdings for each of the two fiscal years ended more than 90 days prior to the Closing Date and related statements of income, stockholders' equity and cash flows of Holdings for each of the three fiscal years ended more than 90 days prior to the Closing Date,

                           (ii) the unaudited consolidated balance sheets and
                  related statements of income, stockholders' equity and cash flows of Holdings for each fiscal quarter of the fiscal year in which the Closing Date occurs ended prior to 45 days prior to the Closing Date,

                           (iii) the PRO FORMA consolidated balance sheets and
                  statements of income and cash flows for Holdings, as well as the PRO FORMA levels of EBITDA and other operating data, for the last fiscal year for which audited financial statements are required pursuant to clause (i) and PRO FORMA statements of income for Holdings for each fiscal quarter of the fiscal year in which the Closing Date occurs ended prior to 45 days prior to the Closing Date and for the comparable periods of the preceding fiscal year, after giving effect to the transactions contemplated hereby,

                           (iv) projected consolidated financial statements
                  (including balance sheets and statements of income, stockholders' equity and cash flows) of Holdings and its




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

                  Restricted Subsidiaries for the seven-year period following the Closing Date (the "PROJECTIONS") satisfactory in form and substance to the Agents; and

                           (v) the annual consolidated business plan for
                  Holdings and its Restricted Subsidiaries for Fiscal Year 2002.

                  (b) Since December 31, 2001, there shall not have been any material adverse change in the business, assets, condition (financial or otherwise), operations, performance, properties, Projections or prospects of Holdings, Intermediate Holdings, the Company and the Restricted Subsidiaries, taken as a whole.

                  (c) As a result of their continuing diligence, the Lenders shall not have become aware after the date of the Commitment Letter of any information or other matter affecting Holdings or the Borrowers and their Subsidiaries (including business, financial, legal, tax, environmental and accounting) or the transactions contemplated by the Loan Documents which is inconsistent in a material and adverse manner with any such information or other matter disclosed to the Lenders prior to such date.

         SECTION 5.1.9. OPINIONS OF COUNSEL. The Agents shall have received opinions, dated the Closing Date and addressed to the Agents and all of the Lenders, from

                  (a) Greenberg Traurig, P.A., counsel to the Obligors, in form and substance satisfactory to the Agents;

                  (b) Ball Janik LLP, counsel to the Obligors, in form and substance satisfactory to the Agents;

                  (c) Heenan Blaikie LLP, Canadian counsel to the Obligors, in form and substance satisfactory to the Agents;

                  (d) Minter Ellison, Australian counsel to the Obligors, in form and substance satisfactory to the Agents; and

                  (e) local counsel to the Obligors in the jurisdictions agreed upon by the Agents and the Borrowers, each in form and substance, and from counsel, satisfactory to the Agents.

         SECTION 5.1.10. FILING AGENT, ETC. All Uniform Commercial Code financing statements and other similar financing statements in other jurisdictions and Uniform Commercial Code (Form UCC-3) termination statements and other similar termination statements in other jurisdictions and similar authorities in other jurisdictions required pursuant to the Loan Documents (collectively, the "FILING STATEMENTS") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Agents (the "FILING AGENT") and other arrangements acceptable to the Agents for filing in other jurisdictions shall have been made. All Mortgages,



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

releases and other termination statements (collectively, the "Mortgage Documents") shall have been delivered to First American Title Insurance Company (the "TITLE COMPANY") and other arrangements acceptable to the Agents for recording such instruments (including the payment to the Title Company of all recording taxes and filing fees and charges) shall have been made. Each of the Filing Agent and the Title Company shall have acknowledged in a writing satisfactory to the Agents and their counsel (i) the Filing Agent's receipt of all Filing Statements and the Title Company's receipt of all Mortgage Documents, respectively, (ii) that the Filing Statements or Mortgage Documents (as applicable) have either been submitted for filing in the appropriate filing offices or will be submitted for filing and/or recording in the appropriate offices within ten days following the Closing Date and (iii) that each of the Filing Agent and the Title Company will notify the Agents and their counsel of the results of such submissions within 45 days following the Closing Date. All filings with the STB required pursuant to the Loan Documents shall have been executed and delivered to Ball Janik. Ball Janik shall have submitted all such filings to the STB on the Closing Date or within five days following the Closing Date. If such filing is made after the Closing Date, Ball Janik shall notify the Agents and their counsel when the filing has been made.

         SECTION 5.1.11. SOLVENCY CERTIFICATE. The Agents shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial officer of each of Holdings, Intermediate Holdings and the Company, dated the date of the Closing Date, in the form of Exhibit F attached hereto.

         SECTION 5.1.12. PLEDGE AND SECURITY AGREEMENTS. The Agents shall have received executed counterparts of:

                  (a) the U.S. Guarantee and Security Agreement, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of Holdings, Intermediate Holdings, the Company and each other Domestic Subsidiary Guarantor, as applicable, together with

                           (i) the certificates evidencing all of the issued and
                  outstanding shares of Capital Stock pledged pursuant to the U.S. Guarantee and Security Agreement, which certificates shall in each case be accompanied by undated powers of transfer duly executed in blank, or, if any such shares of Capital Stock of each Domestic Subsidiary of such Obligor pledged pursuant to the Pledge and Security Agreement are uncertificated securities or are held through a securities intermediary, the Collateral Agent shall have obtained "control" (as defined in the UCC) over such shares of Capital Stock and such other instruments and documents as the Agents shall deem necessary or, in the reasonable opinion of the Agents, desirable under applicable law to perfect the security interest of the Collateral Agent in such shares of Capital Stock;




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

                           (ii) all promissory notes evidencing intercompany
                  Indebtedness payable to Holdings, Intermediate Holdings, the Company or any other Domestic Subsidiary Guarantor duly endorsed to the order of the Collateral Agent;

                           (iii) U.C.C. financing statements (Form UCC-1) naming
                  such Obligor as the debtor and the Collateral Agent as the secured party, or other similar instruments or documents, suitable for filing under the U.C.C. of all jurisdictions as may be necessary or, in the opinion of the Agents, desirable to perfect the security interest of the Collateral Agent in the interests of such Obligor in the collateral pledged pursuant to the Pledge and Security Agreement (PROVIDED that perfection of security interests in motor vehicles shall not be required);

                           (iv) executed copies of proper U.C.C. termination
                  statements (Form UCC-3), if any, necessary to release all Liens and other rights of any Person (other than Liens permitted under Section 7.2.3)

                                    (A) in any collateral described in the
                           applicable Pledge and Security Agreement previously granted by any Person, and

                                    (B) securing any of the Indebtedness to be
                           repaid on or prior to the Closing Date,

                  together with such other U.C.C. termination statements (Form UCC-3) as the Agents may reasonably request from such Obligor; and

                           (v) certified copies of U.C.C. Requests for
                  Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Agents, dated a date reasonably near to the Closing Date, listing all effective financing statements which name such Obligor (under its present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause (iii) above, together with copies of such financing statements.

                  (b) the Australian Security Documents, duly executed and delivered by Authorized Officers of each Australian Borrower and each of its Affiliates that is a Restricted Subsidiary and is organized in, or a resident of, Australia, the Australian Security Trustee and any other parties required to sign thereunder together with

                           (i) the certificates evidencing all of the issued and
                  outstanding shares of Capital Stock pledged pursuant to the Australian Equitable Mortgage of Shares, which certificates shall in each case be accompanied by undated powers of transfer duly executed in blank and such other instruments and documents as the Agents shall deem necessary or, in the reasonable opinion of the Agents, desirable under



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

                  applicable law to perfect the security interest of the Administrative Agent in such shares of Capital Stock;

                           (ii) ASIC Form 309 and 350, if necessary, in respect
                  of the Australian Security Documents to be registered under the Australian Corporations Law with the relevant agreement properly annexed to Form 309, together with the appropriate registration fee; and

                           (iii) forms and any other documents required to
                  effect the registration of the Australian Security Documents with any other relevant Governmental Authority, together with the appropriate registration fee; and

                  (c) the Canadian Security Documents, dated as of the date hereof, duly executed and delivered by Authorized Officers of each of the Canadian Borrowers and their respective Affiliates that is a Restricted Subsidiary and is organized in, or a resident of, Canada, together with

                           (i) the certificates evidencing all of the issued and
                  outstanding shares of Capital Stock pledged pursuant to the Canadian Pledge Agreements (PROVIDED that not more than 65% of any Subsidiary's share of Capital Stock shall be pledged if such pledge would result in adverse U.S. Tax consequences to the applicable pledgor), which certificates shall in each case be accompanied by undated powers of transfer duly executed in blank and such other instruments and documents as the Agents shall deem necessary or, in the reasonable opinion of the Agents, desirable under applicable law to perfect the security interest of the Collateral Agent in such shares of Capital Stock,

                           (ii) a verification statement evidencing the filings
                  under the P.P.S.A. of financing statements in form satisfactory to the Agents, naming the relevant Canadian Borrower and each such Affiliate as debtor and the Collateral Agent as secured party, and evidence satisfactory to the Agents of filings in the other provinces and territories of Canada as may be necessary or, in the opinion of the Agents, desirable to perfect the security interest of the Collateral Agent pursuant to the Canadian Security Documents, and

                           (iii) searches of the Personal Property Registry
                  under the P.P.S.A. showing that there are no outstanding financing statements naming either Canadian Borrower or any such Affiliate as debtor under the P.P.S.A. other than that described in clause (c)(ii) above, and evidence satisfactory to the Agents concerning the absence of filings by other creditors pursuant to other relevant statutes in Ontario and in any other provinces or territories of Canada where filings in respect of the Canadian Debentures have been made,



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

in each case, free from all prior security interests and third party rights and interests except as expressly permitted by any Loan Document.

         SECTION 5.1.13. TRADEMARK SECURITY AGREEMENT. The Agents shall have received the Trademark Security Agreement, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each Obligor that has delivered the U.S. Guarantee and Security Agreement.

         SECTION 5.1.14. FOREIGN PLEDGE AGREEMENTS. All Foreign Pledge Agreements shall have been duly executed and delivered by all parties thereto and shall remain in full force and effect, and all Liens granted to the Administrative Agent thereunder shall be duly perfected to provide the Administrative Agent with a security interest in and Lien on all collateral granted thereunder free and clear of other Liens, except to the extent consented to by the Agents.

         SECTION 5.1.15. INSURANCE. The Agents shall have received, with copies for each Lender, certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies reasonably satisfactory to the Agents, evidencing coverage required to be maintained pursuant to each Loan Document.

         SECTION 5.1.16. MORTGAGES. The Administrative Agent shall have received counterparts of each Mortgage, dated as of the date hereof, duly executed by each applicable Borrower and/or each applicable Subsidiary Guarantor, together with

                  (a) evidence of the completion (or reasonably satisfactory arrangements for the completion) of all recordings and filings of each Mortgage as may be necessary or, in the reasonable opinion of the Agents, desirable effectively to create a valid, perfected first priority Lien against the properties purported to be covered thereby, including satisfactory arrangements for payment of mortgage recording taxes and other similar taxes and charges; and

                  (b) executed releases, deeds of reconveyance or satisfactions of mortgage (as applicable) necessary to release all Liens and other rights of any Person (other than the Secured Parties and other than Liens permitted under Section 7.2.3) in any real property or other collateral described in the applicable mortgage previously granted by any Person.

         SECTION 5.1.17. LITIGATION. There shall exist no pending or threatened action, suit, investigation, litigation or proceeding in any court or before any arbitrator or Governmental Authority which (x) purports to affect the consummation of the transactions contemplated hereby or the legality or validity of the Credit Agreement, any other Loan Document or any Material Document or (y) except as disclosed in Item 6.7 of the Disclosure Schedule, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.1.18. CORPORATE, TAX AND CAPITAL STRUCTURE. The ownership, corporate, legal, tax, management and capital structure of Holdings, Intermediate Holdings, the Company



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

and their respective Subsidiaries shall be reasonably satisfactory to the Syndication Agent in all respects. The corporate and capital structure of Holdings, Intermediate Holdings, the Company and such Subsidiaries shall be as set forth in Annex I hereto.

         SECTION 5.1.19. APPROVALS. All governmental, shareholder and third party consents (including STB clearance) and approvals necessary or desirable in connection with the execution and delivery of the Loan Documents by the Obligors and the performance of their obligations thereunder and hereunder shall have been duly obtained and all applicable waiting periods shall have expired, without any action being taken by any competent authority that could restrain, prevent or impose any materially adverse conditions on the execution and delivery of the Loan Documents by the Obligors and the performance of their Obligations thereunder and hereunder, and no such law or regulation shall be applicable which in the judgment of the Syndication Agent could have any such effect.

         SECTION 5.1.20. ENVIRONMENTAL ASSESSMENT. The Agents shall have received copies (whether in paper or electronic form) of existing environmental assessments of the properties of the Company and its Subsidiaries reasonably requested by the Agents, including the assessment completed by Pilko & Associates, Inc. and dated January 2000.

         SECTION 5.1.21. APPRAISAL OF ASSETS. The Agents shall have received copies of appraisals of the assets of the Company and its Subsidiaries performed by Main Line Rail Management Services, Inc. , Halcrow Rail and Norman Seip and Associates.

         SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth below.

         SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                  (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and

                  (b)  no Default shall have then occurred and be continuing.

         SECTION 5.2.2. CREDIT EXTENSION REQUEST, ETC. Subject to Section 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by a Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by such Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects.

         SECTION 5.2.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of Holdings or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Agents and their counsel and the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, each of Holdings, Intermediate Holdings and the Company, jointly and severally, represents and warrants to each Secured Party as set forth in this Article.

         SECTION 6.1. ORGANIZATION, ETC. Holdings, Intermediate Holdings, each Borrower and each of the Restricted Subsidiaries is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, except in the case of good standing as set forth in Item 6.1 of the Disclosure Schedule; is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect and as set forth in Item 6.1 of the Disclosure Schedule; and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except such licenses, permits and approvals the failure of which to have could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each of Holdings, Intermediate Holdings, each Borrower and each other Obligor of each Loan Document executed or to be executed by it are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

                  (a) contravene any (i) Obligor's Organic Documents, (ii) contractual restriction binding on or affecting any Obligor which contravention could reasonably be expected to have a Material Adverse Effect, (iii) court decree or order binding on or affecting any Obligor or (iv) law or governmental regulation binding on or affecting any Obligor which contravention could reasonably be expected to have a Material Adverse Effect; or



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

                  (b) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by this Agreement).

         SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, (except for U.C.C., STB and P.P.S.A. and other filings duly executed and delivered to the Administrative Agent or the Filing Agent, or for which other filing arrangements reasonably satisfactory to the Agents have been made, on the Closing Date) any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by each of Holdings, Intermediate Holdings, any Borrower or any other Obligor of any Loan Document to which it is a party. Neither Holdings, Intermediate Holdings, the Company nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended. Without limitation of the foregoing, neither any Obligor nor any of their respective Subsidiaries is in violation of the Trading with the Enemy Act, as amended, the United States Treasury Department foreign assets control regulations and Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism.

         SECTION 6.4. VALIDITY, ETC. This Agreement and each other Loan Document to which Holdings, Intermediate Holdings, a Borrower or any other Obligor is a party has been duly executed and delivered by such Obligor and constitutes the legal, valid and binding obligations of each such Obligor, enforceable against such Obligor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

         SECTION 6.5. FINANCIAL INFORMATION. The consolidated financial statements of Holdings and its Subsidiaries furnished to the Agents and each Lender pursuant to Section 5.1.8 have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject in the case of interim financial statements to normal year-end adjustments. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of Holdings and its Subsidiaries furnished pursuant to
Section 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject in the case of interim financial statements to normal year-end adjustments. None of Holdings or its Subsidiaries has, as of the Effective Date, any



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material contingent liability, unusual long-term commitments or unrealized losses, except as disclosed in the financial statements referred to above or the notes thereto.

         SECTION 6.6. NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the business, assets, condition (financial or otherwise), operations, performance, properties, or prospects of Holdings, Intermediate Holdings, the Company, any other Obligor or any of the Restricted Subsidiaries since December 31, 2001.

         SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of Holdings, Intermediate Holdings, any Borrower or any of their respective Restricted Subsidiaries, threatened litigation, action, proceeding or labor controversy

                  (a) except as disclosed in Item 6.7 of the Disclosure Schedule, affecting Holdings or any of its Restricted Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no material adverse development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in Item 6.7; or

                  (b) which purports to affect the legality, validity or enforceability of any Loan Document.

         SECTION 6.8. SUBSIDIARIES. Neither Holdings, Intermediate Holdings nor the Company has any Subsidiaries, except those Subsidiaries

                  (a) which are identified in Item 6.8 of the Disclosure Schedule; or

                  (b) which are permitted to have been organized or acquired in accordance with Sections 7.2.5 or 7.2.10 or are organized or acquired by an Unrestricted Subsidiary.

         SECTION 6.9. OWNERSHIP OF PROPERTIES. Each of Holdings, Intermediate Holdings, the Company and each of the Restricted Subsidiaries possesses (i) in the case of real property, good and valid fee title, leasehold, easement, right of way or other similar estate which is sufficient to permit such Persons to operate as railroads and conduct such other business as is currently conducted or carried on without undue charge or expense, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 7.2.3.

         SECTION 6.10. TAXES. Holdings and each of its Subsidiaries have filed all material tax returns and reports required by law to have been filed by it and have paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which



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adequate reserves in accordance with GAAP shall have been set aside on the relevant party's books.

         SECTION 6.11. PENSION AND WELFARE PLANS. Except as disclosed in Item
6.11 of the Disclosure Schedule, during the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. Except as disclosed in Item
6.11 of the Disclosure Schedule, no condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by Holdings, the Company or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 of the Disclosure Schedule, neither Holdings, the Company nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA. Holdings does not and will not have any Pension Plan.

         SECTION 6.12. ENVIRONMENTAL WARRANTIES. Except (i) as set forth in Item
6.12 of the Disclosure Schedule or (ii) for any individual matter arising at or relating to a particular facility or property, as could not reasonably be expected to (x) give rise to liabilities of Holdings or any of its Subsidiaries in excess of $250,000 or (y) result in an involuntary shutdown, or closure of a facility or other asset:

                  (a) each of Holdings, each of its Subsidiaries, and each facility and property (including underlying groundwater) owned, leased, or operated upon (including all right of way easements) by Holdings or any of its Subsidiaries has been, and continue to be, in compliance with all Environmental Laws;

                  (b) there have been no past governmental, and there are no pending or, to the best knowledge of the Company, threatened (i) claims, complaints, notices, penalties, investigations, orders or requests for information received by Holdings, Intermediate Holdings, the Company or any of the Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) claims, complaints, notices, requests for information, investigations or orders to Holdings or any of its Subsidiaries regarding potential liability under any Environmental Law;

                  (c) there have been no Releases of Hazardous Materials at, on or under any property now or (with respect to the period of ownership, lease or operation) previously owned, leased or operated upon (including all rights of way easements) by Holdings or any of its Subsidiaries;

                  (d) to the best knowledge of the Company, after all due inquiry Holdings and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters;



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

                  (e) no property now or (with respect to the period of ownership, lease or operation) previously owned or leased or operated upon (including all right of way easements) by Holdings or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state or foreign list of sites requiring investigation or clean-up or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against Holdings or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (f) to the best knowledge of the Company, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned, leased or operated upon (including all right of way easements) by Holdings or any of its Subsidiaries;

                  (g) to the best knowledge of the Company, neither Holdings nor any Subsidiary has transported or arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state or foreign list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against Holdings or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, leased or operated upon (including right of way easements) by Holdings or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

                  (i) no conditions exist at, on or under any properties now or previously owned, leased or operated upon (including right of way easements) by Holdings or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would singly or in the aggregate give rise to a material liability to Holdings or any Subsidiary under any Environmental Law;

                  (j) There has been no material environmental investigation, study, audit, test, review or other analysis conducted which is within Holding's or any Subsidiaries' possession, custody or control, which relates to the current or prior business, facilities or properties of Holdings or any Subsidiary and which has not been delivered to the Agents (on behalf of the Lenders) at least ten days prior to the date hereof; and

                  (k) For the purposes of this Section 6.12 and Sections 11.4(d), (e) and (f) the terms "Holdings", "Subsidiary", "Obligor", shall include any business or business entity which is, in whole or in part, a predecessor of Holdings, a Subsidiary or an Obligor, such that Holdings, a Subsidiary or an Obligor is subject to, by operation of law or otherwise,



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         the liabilities of such business or business entity as a successor to such business or business entity.

For purposes of this Section 6.12, "KNOWLEDGE" means the knowledge, after reasonable investigation or inquiry, of the employees of Holdings and its Subsidiaries with responsibility for environmental matters, which reasonable investigation or inquiry shall include, for purposes of the representations and warranties made on the Closing Date only, confirmation and inquiry with outside environmental counsel of Holdings or its Subsidiaries.

         SECTION 6.13. ACCURACY OF INFORMATION. None of the factual information heretofore or contemporaneously furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading in light of the circumstances under which made, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statement of a material fact or will omit to state any material fact necessary to make any information not misleading in light of the circumstances under which made on the date as of which such information is dated or certified.

         SECTION 6.14. REGULATIONS T, U AND X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 6.15. REPRESENTATIONS IN OTHER LOAN DOCUMENTS. Each of the representations and warranties made by any Obligor in any of the other Loan Documents is true and correct.

         SECTION 6.16. STATUS OF OBLIGATIONS AS SENIOR INDEBTEDNESS, ETC. All Obligations, including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness" (or similar term) relating to the Obligations (as defined in the Subordinated Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by the Subordinated Debt Documents. The Company acknowledges that each Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Subordinated Debt Documents.

         SECTION 6.17. SOLVENCY. The incurrence of the initial Credit Extension hereunder and the execution and delivery by the Guarantors of the Guarantees will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss.101 ET SEQ., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or




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fraudulent conveyances. On the Closing Date, after giving effect to the incurrence of the initial Credit Extension hereunder and the execution and delivery by the Guarantors of the Guarantees, Holdings and its Subsidiaries, Intermediate Holdings and its Subsidiaries and the Company and the Restricted Subsidiaries, in each case taken as a whole, are Solvent.


                                   ARTICLE VII
                                    COVENANTS

         SECTION 7.1. AFFIRMATIVE COVENANTS. Each of Holdings, Intermediate Holdings and each of the Borrowers agrees with each Lender, each Issuer and each Agent that until the Termination Date has occurred, such Obligor will, and will cause its Restricted Subsidiaries to, perform or cause to be performed the obligations set forth below.

         SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. Holdings, Intermediate Holdings and each Borrower will furnish or cause to be furnished to the Agents (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information:

                  (a) as soon as practicable, and in any event within forty-five
         (45) days after the end of each calendar month in each Fiscal Year, the unaudited consolidated and consolidating statements of income of Holdings and its Subsidiaries for such fiscal month and for the period from the beginning of the then current Fiscal Year to the end of such fiscal month, setting forth in each case for each month beginning in the month of the Closing Date in comparative form and the corresponding figures from the consolidated financial forecast for the current Fiscal Year delivered pursuant to Section 7.1.1(g), certified as complete and correct by the chief financial or accounting Authorized Officer of Holdings and including (in each case), in comparative form the figures for the corresponding calendar month in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of Holdings;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, unaudited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the end of such Fiscal Quarter and the related consolidated and consolidating statements of income and cash flow of Holdings and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding figures from the consolidated financial forecast for the current Fiscal Year delivered pursuant to Section 7.1.1(g), certified as complete and correct by the chief financial or accounting Authorized Officer of Holdings and including (in each case), in comparative form the



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         figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of Holdings; PROVIDED, HOWEVER, that in lieu of delivery of such consolidated financial statements of Holdings and its Subsidiaries, Holdings may deliver instead a copy of its SEC Form 10-Q for such Fiscal Quarter;

                  (c) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, and the related consolidated and consolidating statements of income and cash flow of Holdings and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year and the corresponding figures from the consolidated financial forecasts for such Fiscal Year delivered pursuant to Section 7.1.1(g), audited (without any Impermissible Qualification), in the case of the consolidated financial statements by PwC or such other independent public accountants acceptable to the Agents, which shall include a calculation of the financial covenants set forth in Section
         7.2.4 and stating that, in performing the examination necessary to deliver the audited financial statements of Holdings, no knowledge was obtained of any Event of Default and, in the case of all other financial statements certified by the chief financial or accounting Authorized Officer of Holdings; PROVIDED, HOWEVER, that in lieu of delivery of such consolidated financial statements of Holdings and its Subsidiaries, Holdings may deliver instead a copy of its SEC Form 10-K for such Fiscal Year;

                  (d) concurrently with the delivery of the financial information pursuant to clauses (a), (b) and (c), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of Holdings, showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing to the knowledge of a Responsible Officer (or, if a Default has occurred, specifying the details of such Default and the action that Holdings or an Obligor has taken or proposes to take with respect thereto);

                  (e) as soon as possible and in any event within three Business Days after Holdings or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of Holdings setting forth details of such Default and the action which Holdings or such Obligor has taken and proposes to take with respect thereto;

                  (f) as soon as possible and in any event within three Business Days after Holdings or any other Obligor obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy or other matter described in Item 6.7 or Item 6.12 of the Disclosure Schedule (ii) the commencement of any litigation, action, proceeding or labor controversy or other matter of the type and materiality described in Section 6.7 or
         Section 6.12, notice thereof and, to the extent either Agent requests, copies of all documentation relating thereto or (iii) the



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         occurrence of an event or condition which reasonably can be expected to have a Material Adverse Effect;

                  (g) no later than the last day of each Fiscal Year beginning with Fiscal Year 2002, (i) an annual consolidated business plan by geographical segment for the next Fiscal Year for Holdings and its Restricted Subsidiaries, substantially in the form of the business plan heretofore delivered to the Administrative Agent and the Lenders; and
         (ii) a consolidated and consolidating (by geographical segment) plan and financial forecast consisting of balance sheets, income statements and cash flow statements on a monthly basis for the next 12 months and on an annual basis for each Fiscal Year from such Fiscal Year through the 2009 Fiscal Year of Holdings and its Restricted Subsidiaries based upon facts and assumptions that Holdings believes to be reasonable in light of the then current and foreseeable business conditions (it being understood that actual results may differ from the projections);

                  (h) promptly after the sending or filing thereof, (i) copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange or sends to shareholders or (ii) if available though EDGAR, notice of such filing and its availability from EDGAR;

                  (i) promptly upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

                  (j) promptly upon receipt thereof, copies of all "management letters" submitted to Holdings or any other Obligor by the independent public accountants referred to in clause (c) in connection with each audit made by such accountants;

                  (k) promptly following the mailing or receipt of any notice, financial information or report delivered under the terms of any Subordinated Debt Document that is not otherwise required to be delivered hereunder, copies of such notice, financial information or report;

                  (l) within 20 days after the end of each calendar month, a certificate in substantially the form of Exhibit E-2, executed by the president, chief executive officer, treasurer, controller or chief financial Authorized Officer of Holdings showing the U.S. Dollar Equivalent of the aggregate outstanding principal amount of all Foreign Currency



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         Revolving Loans, as of the end of such month, for (i) all Foreign
         Borrowers, taken as a whole, and (ii) each Foreign Borrower, individually; and

                  (m) such other financial and other information as any Lender or Issuer through the Administrative Agent or either Agent may from time to time reasonably request (including information and reports in such detail as either Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

         SECTION 7.1.2. MAINTENANCE OF EXISTENCE; COMPLIANCE WITH LAWS, ETC. Each of Holdings, Intermediate Holdings and each Borrower will, and will cause each of the Restricted Subsidiaries to,

                  (a) except as otherwise permitted by Section 7.2.10, preserve and maintain its legal existence;

                  (b) preserve, renew and keep in full force and effect its rights, licenses, permits, privileges, franchises, trademarks, trade name and other similar property rights, except to the extent that the failure to comply with any of the foregoing will not have a Material Adverse Effect; and

                  (c) comply in all material respects with all applicable laws, rules, regulations and orders and material contractual obligations, including the payment (before the same become delinquent) of all taxes, assessments and governmental charges imposed upon Holdings or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Holdings or its Subsidiaries, as applicable, except to the extent that the failure to comply with any of the foregoing will not have a Material Adverse Effect.

         SECTION 7.1.3. MAINTENANCE OF PROPERTIES. Each of Holdings, Intermediate Holdings and each Borrower will, and will cause each of the Restricted Subsidiaries to, maintain, preserve, protect and keep its and their respective properties whether owned, leased or operated upon (including right of way easements) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by Holdings and its Subsidiaries may be properly conducted at all times, unless Holdings or such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable.

         SECTION 7.1.4. INSURANCE. Each of Holdings, Intermediate Holdings and each Borrower will, and will cause each of the Restricted Subsidiaries to:

                  (a) maintain insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as may be required by law or



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         as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as Holdings and its Subsidiaries and will furnish to the Administrative Agent upon request information in reasonable detail as to the insurance so carried;

                  (b) all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business; and

                  (c) obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require, if at any time the area in which any improvements located on any real property covered by a Mortgage is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1975, as amended from time to time.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent on behalf of the Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance) or loss payee (in the case of casualty insurance), as applicable, and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents. Each such policy referred to in this Section also shall provide that it shall not be canceled, modified or not renewed (x) by reason of nonpayment of premium except upon at least 10 days' prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (y) for any other reason except upon at least 30 days' prior written notice thereof by the insurer to the Administrative Agent.

         SECTION 7.1.5. BOOKS AND RECORDS. Each of Holdings, Intermediate Holdings and each of the Borrowers will, and will cause each of their respective Subsidiaries to, keep books and records in accordance with GAAP and/or statutory accounts for the jurisdiction of the Subsidiary which accurately reflect all of its business affairs and transactions and permit each Secured Party or any of their respective representatives, at reasonable times and intervals upon reasonable notice to the Company and, in the case of the Agents, at the Company's expense, to visit each Obligor's offices, to discuss such Obligor's financial matters with its officers and employees, and its independent public accountants (and the Company hereby authorizes such independent public accountants to discuss the Company's and each Obligor's financial matters with each Secured Party or their representatives whether or not any representative of the Company or such Obligor is present) and to examine (and photocopy extracts from) any of its books and records. The Company shall pay any fees of such independent public accountants incurred in connection with any Secured Party's exercise of its rights pursuant to this Section.




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         SECTION 7.1.6. ENVIRONMENTAL LAW COVENANT. Each of Holdings,
Intermediate Holdings and each of the Borrowers will, and will cause each of their respective Subsidiaries to,

                  (a) use and operate all of its and their facilities and properties owned, leased or operated upon (including right of way easements) in material compliance with all Environmental Laws, keep all necessary material permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

                  (b) promptly notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries of any Person alleging a material liability or violation of an Environmental Law and relating to the condition of its facilities and properties whether owned, leased or operated upon (including right of way easements) in respect of, or as to compliance with, Environmental Laws, and shall promptly resolve any non-compliance with Environmental Laws and keep such property free of any Lien imposed by any Environmental Law. The parties hereto agree that "material" as used in this Section 7.1.6(b) shall mean any liability or violation that could reasonably be expected to result in costs, damages, losses, expenses or liabilities in excess of $250,000, for any individual matter arising at or related to a particular facility or property.

         SECTION 7.1.7. USE OF PROCEEDS. The Borrowers will apply the proceeds of the Credit Extensions as follows:

         (a)  apply the proceeds of the Loans

                           (i) in the case of the U.S. Term Loans, (A) to repay
                  existing indebtedness of the Borrowers and their respective Subsidiaries in full as further identified in Item 7.2.2(b) of the Disclosure Schedule, (B) to fund the Term Loan Acquisitions from time to time, (C) to pay the termination cost for terminating the Company's interest rate swap agreement in effect prior to the Closing Date, (D) to pay fees and expenses in connection therewith and (E) for working capital and general corporate purposes of the Company and its Restricted Subsidiaries; PROVIDED that the Company may hold the proceeds of the U.S. Term Loans for (a) up to 365 days pending application by the Company to pay the purchase price of the Term Loan Acquisitions and (b) for up to six months pending application by the Company to pay the cost of terminating the Company's existing interest rate swap agreement and expenses related thereto;

                           (ii) in the case of U.S. Revolving Loans and Swing
                  Line Loans, for working capital and general corporate purposes (including funding Permitted Acquisitions) of the Company and its Restricted Subsidiaries;



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                           (iii) in the case of Canadian Loans, for working
                  capital and general corporate purposes (including funding Permitted Acquisitions) of the Canadian Borrowers and their Restricted Subsidiaries; and

                           (iv) in the case of Australian Loans, for working
                  capital and general corporate purposes (including funding Permitted Acquisitions) of the Australian Borrowers and their Restricted Subsidiaries; and

                  (b) use Letters of Credit only for purposes of supporting working capital and general corporate purposes of the Company and the Restricted Subsidiaries.

         SECTION 7.1.8. FUTURE GUARANTORS, SECURITY, ETC. Each of Holdings, Intermediate Holdings and each Borrower will, and will cause each Domestic Restricted Subsidiary, Canadian Restricted Subsidiary and Australian Restricted Subsidiary to execute any documents, Financing Statements, agreements and instruments, and take all further action (including filing Mortgages) that may be required under applicable law, or that either Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Loan Documents. Each Borrower will cause any subsequently acquired or organized Domestic Subsidiary, Canadian Subsidiary and Australian Subsidiary to execute the U.S. Guarantee and Security Agreement, the Canadian Guarantee and the Australian Guarantee, respectively (or, in each case, a supplement thereto); PROVIDED that no such Restricted Subsidiary that is a Domestic Subsidiary shall be required to pledge more than 65% of the Voting Stock of any directly held Foreign Subsidiary. If any Domestic Restricted Subsidiary, Canadian Restricted Subsidiary and Australian Restricted Subsidiary (including any subsequently acquired Domestic Subsidiary, Canadian Subsidiary and Australian Subsidiary as described above) acquires any owned real property (including easements), the Company will notify the Administrative Agent thereof promptly (but in any event within 20 Business Days of the occurrence of such event) and if requested by the Administrative Agent or the Required Lenders, will cause such real property (unless the granting of a Lien on such real property would violate applicable law or any contract existing on the date hereof or otherwise permitted by
Section 7.2.3) to be subjected to a Lien securing the Obligations and will take, or cause the relevant Guarantor to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect or record such Lien, including actions described in Section 5.1.16, all at the Company's expense. In addition, from time to time, each of Holdings, Intermediate Holdings and each Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as either Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that (i) all of the Obligations shall be secured by, among other things, all of the Capital Stock of the Company and substantially all the assets of the Company and its Domestic Subsidiaries that are Restricted Subsidiaries; PROVIDED that neither the Company nor any such Domestic Subsidiary shall be required to pledge more than 65% of the Voting Stock of any directly held Foreign Subsidiary, (ii) the Obligations of each Australian Borrower will also be



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

secured by substantially all of the assets of such Australian Borrower and each of its Affiliates that is an Australian Restricted Subsidiary and is organized in, or a resident of, Australia and by substantially all of the assets of each Canadian Borrower and each of its Affiliates that is a Canadian Restricted Subsidiary and is organized in, or a resident of, Canada and (iii) the Obligations of each Canadian Borrower will also be secured by substantially all of the assets of such Canadian Borrower and each of its Affiliates that is a Canadian Restricted Subsidiary and is organized in, or a resident of, Canada, in each case including real and other properties acquired subsequent to the Effective Date). Such security interests and Liens will be created under the Loan Documents in form and substance satisfactory to the Agents, and each of Holdings and the Company shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Agents shall reasonably request to evidence compliance with this Section. Holdings and the Company shall deliver or cause to be delivered to the Agents an opinion of Luxembourg counsel satisfactory to the Agents prior to any contribution pursuant to Section 7.2.5(e)(iii)(z).

         SECTION 7.1.9. RATE PROTECTION AGREEMENTS. Within 6 months following the Closing Date, the Company will (a) terminate the Company's interest rate swap agreement in effect prior to the Closing Date on terms satisfactory to the Administrative Agent and (b) enter into interest rate swap, cap, collar or similar arrangements designed to protect the Company against fluctuations in interest rates to the extent necessary to provide on a net basis that at least 40% of the aggregate principal amount then outstanding of Term Loans, the outstanding Senior Subordinated Notes and Indebtedness permitted under clause
(a) of Section 7.2.2 is subject to a fixed interest rate (after giving effect to each such arrangement) for a minimum period of two years from the date of such determination (but not beyond the Stated Maturity Date of the Term Loans), with the terms and conditions of such arrangement being reasonably satisfactory to the Agents.

         SECTION 7.1.10. AUSTRALIAN SECURITY TRUSTEE. Within 60 days following the Closing Date, the Company will use its best efforts to replace Barclays Bank PLC, as Australian Security Trustee, with an alternative Australian Security Trustee reasonably acceptable to the Administrative Agent.

         SECTION 7.2. NEGATIVE COVENANTS. Each of Holdings, Intermediate Holdings and each Borrower covenants and agrees with each Lender, each Issuer and each Agent that until the Termination Date has occurred, Holdings, Intermediate Holdings and each Borrower will, and will cause the Restricted Subsidiaries to, perform or cause to be performed the obligations set forth below.

         SECTION 7.2.1. BUSINESS ACTIVITIES. (a) Each Borrower will not, and each of Holdings, Intermediate Holdings and each Borrower will not permit any of the Restricted Subsidiaries to, engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably related thereto.

                  (b) Holdings will not engage in any business activity other than (i) its direct ownership of the Capital Stock of Intermediate Holdings and its indirect ownership of the Capital Stock of the Company, the Canadian Borrowers, the Australian Borrowers and each Subsidiary of each Borrower, (ii) its employment and provision of benefits to certain employees, (iii) its ownership and management of Unrestricted Subsidiaries and (iv) its compliance with the obligations applicable to it under the Loan Documents

                  (c) Intermediate Holdings will not engage in any business activity other than (i) its direct ownership of the Capital Stock of the Company and its indirect ownership of the Capital Stock of the Canadian Borrowers, the Australian Borrowers and each Subsidiary of each Borrower, (ii) its ownership and management of Unrestricted Subsidiaries and (iii) its compliance with the obligations applicable to it under the Loan Documents and the Transaction Documents.

         SECTION 7.2.2. INDEBTEDNESS. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

                  (a) Indebtedness in respect of the Obligations and up to $100,000,000 aggregate principal amount of additional term loans under this Agreement, either as additional Term Loans or another tranche of term loans (the "ADDITIONAL TERM LOANS"), to the Company, PROVIDED that
         (i) the Administrative Agent and Joint Lead Arrangers consent to such borrowing of Additional Term Loans, (ii) two borrowings may be made and the first borrowing shall be for a minimum of $50,000,000 and no Default exists at the time of either borrowing, (iii) all financial covenants in Section 7.2.4 are satisfied on a PRO FORMA basis on the date of such borrowing and for the then most recent determination period after giving effect to such Additional Term Loans and any acquisition funded in whole or in part by such Additional Term Loans,
         (iv) the Additional Term Loans do not mature or require any amortization payments prior to the Stated Maturity Date of the existing Term Loans (other than DE MINIMIS amortization payments similar to those of the existing Term Loans) and are otherwise no more than PARI PASSU with the Term Loans with respect to mandatory prepayments and other payment rights, (v) the Company seeks commitments for the Additional Term Loans first from existing Lenders (each of which may agree or decline to participate in its sole discretion) and, thereafter if necessary, additional financial institutions, (vi) this Agreement and the other Loan Documents are amended as necessary to provide fully for such Additional Term Loans and the Lenders thereof by amendments satisfactory to each Obligor, the Required Lenders and each Agent and
         (vii) all conditions precedent to such borrowing (including compliance with the Senior Leverage Ratio in Section 7.2.4(b) hereof) set forth in this Agreement as so amended are satisfied or waived by the Lenders;

                  (b) until the Closing Date, Indebtedness that is to be repaid in full as further identified in Item 7.2.2(b) of the Disclosure Schedule;



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

                  (c) in the case of Holdings, the Borrowers and the Restricted Subsidiaries, Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and Indebtedness constituting a refinancing of such Indebtedness so identified ("REFINANCING INDEBTEDNESS"), PROVIDED that (i) the principal amount of any Refinancing Indebtedness will have an aggregate principal amount not exceeding the aggregate outstanding principal amount plus outstanding accrued interest and fees and expenses relating to the refinancing of the refinanced Indebtedness at the time of such refinancing, (ii) in the case of the Senior Subordinated Notes, the terms of such Refinancing Indebtedness, including the terms of subordination, are no less favorable in any material respect to the Lenders than those of the Senior Subordinated Notes and the related Subordinated Debt Documents (and, without limitation of the foregoing, do not provide for any security interests), (iii) the obligors in respect of such Refinancing Indebtedness shall not include any Restricted Subsidiary that was not an obligor in respect of the refinanced Indebtedness at the time of such refinancing (excluding any guarantees or other obligations created in contemplation of such refinancing) and (iv) such Refinancing Indebtedness does not mature or require any amortization, redemption, defeasance, repayment or acquisition prior to the date required in the debt being refinanced; and PROVIDED, FURTHER that the Company may not refinance its Junior Convertible Subordinated Debentures;

                  (d) in the case of the Company and the Restricted Subsidiaries, unsecured Indebtedness of the Company and the Restricted Subsidiaries (i) incurred in the ordinary course of business of the Company and the Restricted Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company or such Restricted Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

                  (e) in the case of the Company and the Restricted Subsidiaries, Indebtedness of the Company and the Restricted Subsidiaries (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of the Company and the Restricted Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of the Company and the Restricted Subsidiaries (PROVIDED that such Indebtedness is incurred within 60 days of the acquisition of such property) and (iii) Capitalized Lease Liabilities; PROVIDED that the aggregate amount of all Indebtedness outstanding pursuant to this clause (e) shall not at any time exceed $20,000,000;

                  (f) Indebtedness of any Subsidiary owing to the Company or any other Restricted Subsidiary, which Indebtedness

                           (i) shall, if payable to the Company or a Domestic
                  Subsidiary, be evidenced, if requested by the Administrative Agent, by one or more promissory notes in form and substance satisfactory to the Agents, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part (PROVIDED that only the amount repaid in part shall be discharged); and

                           (ii) if incurred by a Foreign Subsidiary owing to the
                  Company or a Domestic Subsidiary Guarantor, shall not (when aggregated with the amount of Investments made by the Company and such Subsidiary Guarantors in Foreign Subsidiaries under clause (e)(ii) of Section 7.2.5) at any time exceed $15,000,000 for all such Subsidiaries (PROVIDED that such limit shall not include amounts loaned or contributed to the Australian Term Borrower or the Canadian Term Borrower to pay Obligations hereunder, Indebtedness pursuant to intercompany interest rate swap arrangements and Indebtedness incurred primarily for tax planning purposes);

                  (g) subject to application of the Net Debt Proceeds thereof pursuant to Section 3.1.1(g), up to $200,000,000 aggregate principal amount of senior subordinated notes (the "ADDITIONAL SENIOR SUBORDINATED NOTES"), PROVIDED that any Additional Senior Subordinated Notes shall (i) have terms, including the terms of subordination for both the issuer and any guarantor thereof, no less favorable to the Lenders than those contained in the Subordinated Debt Documents governing the Senior Subordinated Notes (and, without limitation of the foregoing, do not provide for any security interests), (ii) not be guaranteed by any Restricted Subsidiary that is not a Subsidiary Guarantor and (iii) have no required amortization, redemption, defeasance, repayment or acquisition prior to the first anniversary of the latest scheduled maturity of the Loans hereunder (including any Additional Term Loans);

                  (h) Indebtedness of a Person existing at the time such Person became a Subsidiary of the Company in an aggregate amount of all such Persons not to exceed $20,000,000, but only to the extent that such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary;

                  (i) Indebtedness of the Company and the Restricted Subsidiaries owing to a Governmental Authority, bearing a low interest rate or subsidized interest rate in an aggregate principal amount not to exceed $15,000,000 per loan or $40,000,000 at any time outstanding;

                  (j) other Indebtedness of the Company and its Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the Company or any of its Domestic

         Subsidiaries) in an aggregate principal amount at any time outstanding not to exceed $30,000,000 in aggregate principal amount, PROVIDED that such Indebtedness is unsecured;

                  (k) Indebtedness of the Company and any of its Subsidiaries incurred in connection with "fuel rate hedging agreements" entered into by the Company or any of its Subsidiaries in the ordinary course of business and not for speculative purposes in an aggregate notional amount not to exceed 50% of the annual amount of fuel consumption at any time outstanding;

                  (l) Indebtedness of the Company and the Restricted Subsidiaries incurred in respect of Synthetic Leases not to exceed $10,000,000 at any time outstanding; and

                  (m) Indebtedness of one or more Australian Restricted Subsidiaries under an Australian Qualifying Transaction.

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by clauses (e),
(f)(ii), (g), (h), (i), (j), (k), (l) or (m) shall be assumed or otherwise incurred if a Specified Default has occurred and is then continuing or would result therefrom.

         SECTION 7.2.3. LIENS. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

                  (a)  Liens securing payment of the Obligations;

                  (b) until the Closing Date, Liens securing payment of Indebtedness of the type described in clause (b) of Section 7.2.2;

                  (c) Liens existing as of the Effective Date and disclosed in
         Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2, and refinancings of such Indebtedness; PROVIDED that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date except for undrawn amounts indicated on Section 7.22(c) of the Disclosure Schedule and increases for accrued interest (as such Indebtedness may have been permanently reduced subsequent to the Effective Date);

                  (d) Liens securing Indebtedness of the type permitted under clause (e) of Section 7.2.2; PROVIDED that (i) such Lien is granted within 60 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and
         (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;



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

                  (e) Liens securing Indebtedness of the type permitted under clause (i) of Section 7.2.2; PROVIDED that such Indebtedness may be secured (i) on a first lien basis by the assets that are subject to the Indebtedness referred to in clause (i) of Section 7.2.2 and (ii) by a second lien on other fixed assets of such Person with an aggregate value (determined at the greater of the cost or the fair market value thereof) not to exceed the principal amount of the applicable Loan less the value of the assets secured by the first lien;

                  (f) Liens securing Indebtedness permitted by clause (h) of
         Section 7.2.2; PROVIDED that such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof and attach only to specific tangible assets of such Person (and not assets of such Person generally);

                  (g) Liens on the stock and assets of Unrestricted
         Subsidiaries;

                  (h) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (i) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

                  (j) judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 8.1.6;

                  (k) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value for railroad property or use of the property to which such Lien is attached;

                  (l) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; and

                  (m) Permitted Senior Easements; PROVIDED that the Mortgagor shall have first delivered to the Mortgagee a certificate of an Authorized Officer describing in reasonable detail the proposed easement, certifying that such easement is a Permitted Senior Easement and attaching thereto the requested form of subordination agreement. The



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

         Mortgagee shall, within ten (10) business days' after the Mortgagor's request, execute and deliver to the grantee of any such Permitted Senior Easement an agreement subordinating the lien of such Mortgage to such Permitted Senior Easement. The Mortgagor shall pay all fees and expenses related to the granting of a Permitted Senior Easement, including the Mortgagee's out-of-pocket expenses incurred in connection therewith. The Mortgagee may conclusively rely on a certificate of the Mortgagor stating that the Permitted Senior Easement is permitted by the terms of this Credit Agreement and such Mortgage. For purposes of this Section, "MORTGAGEE" means, with respect to any Mortgage, the Collateral Agent as the mortgagee or the beneficiary named therein; "MORTGAGOR" means, with respect to any Mortgage, an Obligor as mortgagor or grantor named therein; and "PERMITTED SENIOR EASEMENTS" means in respect of any real property used by an Obligor in the operation of a shortline railroad (a) easements that burden solely an asset which is not used in the operation of a shortline railroad, (b) underground easements, (c) access, pedestrian and vehicular crossing, longitudinal driveway, public and private grade crossing and similar easements, (d) aerial easements or rights (including leases) granted in connection with communications, fiber optic or utility facilities (including easements for installation of cellular towers), (e) pylon sign and billboard easements and leases, (f) above-ground drainage or slope easements, (g) scenic and clear vision easements, (h) liens and easements given to a public utility or any municipality or governmental or other public authority when required or requested, or (i) easements, licenses, rights of way or similar encumbrances granted in the ordinary course of business; PROVIDED that in any case except clause (h), in the judgment of the Mortgagee no material adverse impact on the fair market value of the property or the use of the property for railroad operations or the operation of the railroad line would result from the granting of such easement or other right.

         SECTION 7.2.4. FINANCIAL COVENANTS. The Company and the Restricted Subsidiaries will not permit to Occur any of the events set forth below.

                  (a) The Company and the Restricted Subsidiaries will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                                  Leverage
Period                                                              Ratio
------                                                            --------

Closing - 12/31/03                                                  4.75
1/1/04 - 3/31/04                                                    4.50
4/1/04 - 6/30/04                                                    4.25
7/1/04 - 12/31/04                                                   4.00
1/1/05 - 6/30/05                                                    3.75
7/1/05 and thereafter                                               3.50

                  (b) So long as any Additional Term Loans are outstanding, the Company and the

         Restricted Subsidiaries will not permit the Senior Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:


                                                                    Senior
                                                                   Leverage
Period                                                               Ratio
------                                                             --------

Closing - 12/31/03                                                   3.50
1/1/04 - 3/31/04                                                     3.25
4/1/04 - 6/30/04                                                     3.00
7/1/04 and thereafter                                                2.75

                  (c) The Company and the Restricted Subsidiaries will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                         Fixed Charge
Period                                                  Coverage Ratio
------                                                  --------------

Closing - 12/31/03                                           1.30
1/1/04 and thereafter                                        1.50


                   (d) The Company and the Restricted Subsidiaries will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                            Interest
                                                            Coverage
Period                                                        Ratio
------                                                      --------

Closing - 12/31/03                                            1.75
1/1/04 - 3/31/04                                              2.00
4/1/04 - 6/30/04                                              2.25
7/1/04 - 12/31/04                                             2.35
1/1/05 - 6/30/05                                              2.50
7/1/05 and thereafter                                         2.75

                   (e) Net Worth of Holdings and its Subsidiaries (other than Ferronor) on a consolidated basis as of the last day of any Fiscal Quarter will not be less than the sum of (i) $250,000,000 plus (ii) the sum of the Net Income for each Fiscal Quarter ending after



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         the Closing Date and ending on or before such date of measurement in which the Net Income was positive, multiplied by 75%.

         SECTION 7.2.5. INVESTMENTS. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

                  (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

                  (b) Cash Equivalent Investments;

                  (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (d) Investments permitted as Capital Expenditures pursuant to
         Section 7.2.7;

                  (e) Investments by way of contributions to capital or purchases of Capital Stock

                           (i) by Holdings in Intermediate Holdings or
                  Intermediate Holdings in the Company,

                           (ii) by any Subsidiary in the Company, or

                           (iii) by the Company in any Restricted Subsidiary or
                  by any Subsidiary in other Restricted Subsidiaries; PROVIDED that the aggregate amount of intercompany loans made pursuant to clause (f)(ii) of Section 7.2.2 and Investments under this clause made by the Company and Domestic Subsidiary Guarantors in Subsidiaries that are not Domestic Subsidiary Guarantors shall not exceed $15,000,000 at any time; PROVIDED FURTHER that such limit shall not include

                                    (x) amounts loaned or contributed to the
                           Australian Term Borrower or the Canadian Term Borrower to pay Obligations hereunder,

                                    (y) amounts contributed, in connection with
                           a restructuring, by an existing Subsidiary to the Canadian Term Borrower, the Australian Term Borrower or to a newly formed Australian Restricted Subsidiary or Canadian Restricted Subsidiary which was formed solely for the purpose of holding such Capital Stock, so long as such contributions do not increase the aggregate amount of Investments in Canadian Restricted Subsidiaries or Australian Restricted Subsidiaries and Holdings makes arrangements satisfactory to the Joint Lead Arrangers for the Canadian Term Borrower, the Australian Term Borrower and such newly formed entities to provide guarantees and grant security interests consistent with those being provided by the Canadian Term Borrower, the Australian Term Borrower and the Australian or Canadian Restricted Subsidiaries on the Closing Date (including as set forth in Section 7.1.8) or

                                    (z) contributions, not to exceed the
                           applicable minimum capitalization requirements, to a Luxembourg company to be formed within 30 days of the Closing Date to which the stock of the Canadian Term Borrower will be transferred;

                  (f) Investments by Subsidiaries of Holdings constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                  (g) Investments by the Company or any Restricted Subsidiary by way of the acquisition of Capital Stock constituting Permitted Acquisitions in an amount not to exceed $50,000,000 in any one transaction, but in any event not to exceed $300,000,000 over the term of this Agreement; PROVIDED that (i) such Investments shall result in the acquisition of a wholly owned Subsidiary and (ii) upon making such Investments, the provisions of Section 7.1.8 are complied with;

                  (h) Investments consisting of any deferred portion of the sales price received by the Company or any Restricted Subsidiary in connection with any Disposition permitted under Section 7.2.11;

                  (i) other Investments by the Company or any Restricted Subsidiary in an amount not to exceed $20,000,000 over the term of this Agreement;

                  (j) Holdings and Intermediate Holdings may acquire or invest in additional Unrestricted Subsidiaries, PROVIDED that (w) the source of funds is the 50% of Net Equity Proceeds which is not required to be used to repay Loans under Section 3.1.1(g), dividends from the Australian Subsidiaries or cash received in respect of, or in connection with a Disposition of, an Investment in an Unrestricted Subsidiary, (x) prior to, and after giving effect to such acquisition or investment on a PRO FORMA basis, no Default exists, (y) except in the case of the Australian Subsidiaries and Ferronor, no subsidiary of the Company may be an Unrestricted Subsidiary and (z) Holdings or Intermediate Holdings, as applicable, designates such Subsidiary as an Unrestricted Subsidiary in a notice to the Administrative Agent;

PROVIDED, HOWEVER, that

                           (x) any Investment which when made complies with the
                  requirements of clauses (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                           (y) no Investment otherwise permitted by clauses
                  (e)(i), (g) or (i) shall be permitted to be made if any Specified Default has occurred and is continuing or would result therefrom.

Notwithstanding any other provision of this Section 7.2.5, contributions by the Company to Ferronor which are then paid as interest, principal or agent fees pursuant to the Ferronor Loan Documents shall not constitute Investments for so long as the Participation Agreement as referred to in clause (iii) of the definition of Ferronor Loan Documents is in effect.

         SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than (a) Restricted Payments made by Subsidiaries to the Company or wholly owned Subsidiaries of the Company, (b) the Company may make Restricted Payments to Intermediate Holdings and Intermediate Holdings may make Restricted Payments to Holdings in amounts sufficient to pay (i) so long as no Specified Default has occurred and is continuing or would be created thereby, scheduled payments of interest on and, when due, principal of Junior Convertible Subordinated Debentures and Senior Subordinated Notes, (ii) salaries, wages, employee benefits and direct expenses for Holdings' employees, (iii) insurance,
(iv) public company expenses, including but not limited to, accounting fees, director's fees, legal fees and printing fees and related expenses, (v) payments under the Tax Sharing Agreement and (vi) so long as no Specified Default has occurred and is continuing or would be created thereby, up to $10,000,000 per Fiscal Year (including up to $5,000,000 per year to buy back Holdings' common stock under Holdings' stock buyback program) for various other expenses and (c) Intermediate Holdings may make Restricted Payments to Holdings of any amounts not received from the Company and the Restricted Subsidiaries.

         SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. (a) Subject (in the case of Capitalized Lease Liabilities) to clause (e) of Section 7.2.2, each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year which aggregate in excess of 15% of the revenues (the "BASE AMOUNT") of the Company and the Restricted Subsidiaries for such Fiscal Year; PROVIDED, THAT with respect to any business acquired during such Fiscal Year, both capital expenditures and revenue will be included as of the date of acquisition; PROVIDED, FURTHER, that, to the extent the Base Amount for such Fiscal Year exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount (up to an aggregate of 50% of the amount of the Base Amount for such Fiscal Year) may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by Holdings to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to the



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Company and the Restricted Subsidiaries using the Base Amount for such succeeding Fiscal Year, without giving effect to such carry-forward).

                  (b) The parties acknowledge and agree that the permitted Capital Expenditure level set forth in clause (a) above shall be exclusive of the amount of Capital Expenditures actually made with Casualty Proceeds or Net Disposition Proceeds that are reinvested by the Company or any of the Restricted Subsidiaries after the Closing Date in accordance with Section 3.1.1(d) or (e), as applicable, and specifically identified in a certificate delivered by an Authorized Officer of the Company to the Agents on or about the time such reinvestment is made (but in any event prior to the time of the Capital Expenditure made with such reinvestment).

         SECTION 7.2.8. NO PREPAYMENT OF CERTAIN DEBT. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to,

                  (a) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (i) which would violate the terms of this Agreement or the applicable Subordinated Debt Documents or (ii) other than (A) the scheduled payments of interest on and, when due, principal of Subordinated Debt and (B) pursuant to Refinancing Indebtedness permitted by Section 7.2.2(c), in each case so long as no Specified Default has occurred and is continuing or would be created thereby;

                  (b) redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt, except for the purchase by the Company of up to $15,000,000 of Senior Subordinated Notes; or

                  (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

Furthermore, neither Holdings, Intermediate Holdings, the Company nor any Restricted Subsidiary will designate any Indebtedness other than the Obligations as "Designated Senior Debt" (or any analogous term) in any Subordinated Debt Document.

         SECTION 7.2.9. CAPITAL STOCK OF SUBSIDIARIES. Each of Intermediate Holdings and the Borrowers will not, and will not permit any of the Restricted Subsidiaries to, (i) issue any Capital Stock (whether for value or otherwise) to any Person other than (x) in the case of any Restricted Subsidiary, to the Company or another wholly owned Restricted Subsidiary of the Company, PROVIDED that RAAPL may issue one share to an individual who is a Related Party or (y) in the case of the Company, to Intermediate Holdings or (z) in the case of Intermediate Holdings, to Holdings or (ii) become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Capital Stock of Holdings, any Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Capital Stock.




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         SECTION 7.2.10. CONSOLIDATION, MERGER, ETC. Each of Holdings,
Intermediate Holdings and the Borrowers will not, and will not permit any of the Restricted Subsidiaries to, liquidate or dissolve complete a share exchange with, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except

                  (a) any Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Company or any other Restricted Subsidiary (PROVIDED, HOWEVER, that a Domestic Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Company or another Domestic Subsidiary Guarantor), and the assets or Capital Stock of any Subsidiary may be purchased or otherwise acquired by the Company or any other Restricted Subsidiary (PROVIDED, HOWEVER, that the assets or Capital Stock of any Domestic Subsidiary Guarantor may only be purchased or otherwise acquired by the Company or another Domestic Subsidiary Guarantor); PROVIDED, FURTHER, that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary (other than another Subsidiary the Capital Stock of which is pledged to the Administrative Agent for the benefit of the same Secured Parties to which the Capital Stock of such Pledged Subsidiary are pledged) unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Stock (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation pursuant to such documentation and opinions, in form and substance satisfactory to the Agents and its counsel, as shall be necessary in the opinion of the Agents to create, perfect or maintain the collateral position of the Secured Parties therein; and

                  (b) so long as no Specified Default has occurred and is continuing or would occur after giving effect thereto, the Company or any of its Subsidiaries may (to the extent permitted by clause (g) of Section 7.2.5) purchase all or substantially all of the assets or Capital Stock of any Person (or any division thereof), or acquire such Person by merger.

         SECTION 7.2.11. PERMITTED DISPOSITIONS. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, Dispose of any of such Obligor's or such Restricted Subsidiaries' assets (including accounts receivable and Capital Stock of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition is either (a) inventory Disposed of in the ordinary course of its business or is of obsolete or worn-out property, (b) permitted by Section 7.2.10, (c) an Australian Qualifying Transaction made for fair market value and the Net Disposition Proceeds are applied in accordance with clauses (e) and (j) of Section 3.1.1, (d) between the Company and Domestic Restricted Subsidiaries, between Canadian Restricted Subsidiaries, between Australian Restricted Subsidiaries or between Domestic Restricted Subsidiaries, (e) a Disposition of the Capital Stock of any Unrestricted Subsidiary made for fair market value, (f) a Disposition for fair market value, including a Disposition constituting a Permitted Senior Easement as defined in Section 7.2.3(m) (which does not constitute a Disposition of all or a substantial part of the Company's and its Subsidiaries' assets, taken as a whole) (PROVIDED that the consideration to be received by the Company or the Restricted Subsidiaries is at



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least 75% cash, HOWEVER for purposes of calculating this percentage any non-cash consideration received in the form of seller notes or similar instruments shall be excluded to the extent that the aggregate outstanding amount of seller notes or similar instruments held by the Company and the Restricted Subsidiaries at any time does not exceed $20,000,000) and the aggregate value of which (to be determined by the greater of net book value or the fair market value) is not to exceed $50,000,000 in the aggregate in any Fiscal Year and $150,000,000 in the aggregate for the term of this Agreement and the Net Disposition Proceeds are applied pursuant to clause (e) of Section 3.1.1, or (g) a Sale Leaseback permitted under Section 7.2.15, and the Net Disposition Proceeds are applied pursuant to clause (e) of Section 3.1.1.

         SECTION 7.2.12. MODIFICATION OF CERTAIN AGREEMENTS. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in (a) the Subordinated Debt Documents, other than any amendment, supplement, waiver or modification for which no fee is payable to the holders of the Subordinated Debt and which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Indebtedness or (iii) makes the covenants, events of default or remedies in such Subordinated Debt Documents less restrictive on Holdings, Intermediate Holdings or the Company, as the case may be or (b) the Organic Documents of any Obligor.

         SECTION 7.2.13. TRANSACTIONS WITH AFFILIATES. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract (i) is on fair and reasonable terms no less favorable to Holdings and Intermediate Holdings, the Company or such Restricted Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (ii) is of the kind which would be entered into by a prudent Person in the position of Holdings, the Company or such Restricted Subsidiary with a Person that is not one of its Affiliates or unless such arrangement, transaction, or contract is (i) an Investment made in accordance with Section 7.2.5, (ii) is between the Company and Domestic Restricted Subsidiaries, between Canadian Restricted Subsidiaries, between Australian Restricted Subsidiaries, or between Domestic Restricted Subsidiaries or (iii) pursuant to the Ferronor Loan Documents.

         SECTION 7.2.14. RESTRICTIVE AGREEMENTS, ETC. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, enter into any agreement prohibiting




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                  (a) the creation or assumption of any Lien upon its
         properties, revenues or assets, whether now owned or hereafter acquired;

                  (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

                  (c) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Company, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document or any of the Subordinated Debt Documents or (ii) in the case of clause (a), any agreement governing any Indebtedness permitted by clause (e) of
Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness.

         SECTION 7.2.15. SALE AND LEASEBACK. Each of Holdings, Intermediate Holdings and each Borrower will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly enter into any agreement or arrangement ("SALE LEASEBACKS") providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person other than Sale Leasebacks for fair market value PROVIDED that the consideration to be received is solely comprised of cash and the aggregate value (to be determined by the greater of net book value or the fair market value thereof) does not exceed $50,000,000 in the aggregate for the term of this Agreement and the Net Disposition Proceeds are applied pursuant to clause (e) of Section 3.1.1.

         SECTION 7.2.16. CHANGE OF FISCAL YEAR. Neither Holdings, Intermediate Holdings or the Company will, or will permit any of its Subsidiaries to, change its Fiscal Year.


                                  ARTICLE VIII
                                EVENTS OF DEFAULT

         SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this Article shall constitute an "EVENT OF DEFAULT".

         SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. Any Borrower shall default in the payment or prepayment when due of

                  (a) any principal of any Loan, or any Reimbursement Obligation or any deposit of cash to Cash Collateralize a Letter of Credit pursuant to Section 2.6.4;




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                  (b) any interest on any Loan or Reimbursement Obligation and such default shall continue unremedied for a period of three Business Days after such amount was due; or

                  (c) any fee described in Article III, or any other monetary Obligation, and such default shall continue unremedied for a period of three Business Days after such amount was due.

         SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

         SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. Holdings, Intermediate Holdings or any Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.1(e),
Section 7.1.7 or Section 7.2.

         SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to Holdings, Intermediate Holdings or the Company by either Agent or any Lender.

         SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of Holdings, Intermediate Holdings or the Company or any of the Restricted Subsidiaries or any other Obligor having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

         SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money individually or in the aggregate in excess of $5,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against Holdings, Intermediate Holdings or the Company or any of the Restricted Subsidiaries or any other Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within



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30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

         SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

                  (a) the institution of any steps by Holdings, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, Holdings or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         SECTION 8.1.8. CHANGE IN CONTROL. Any Change in Control shall occur.

         SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries or any other Obligor shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; PROVIDED that Holdings, Intermediate Holdings, the Company each Restricted Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by Holdings, Intermediate Holdings, the Company any Restricted Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by Holdings, Intermediate Holdings, the Company, such Restricted Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; PROVIDED that Holdings, Intermediate Holdings, each Restricted Subsidiary and each Obligor hereby expressly authorizes each



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         Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in any material part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

         SECTION 8.1.11. FAILURE OF SUBORDINATION. Unless otherwise waived or consented to by the Agents, all of the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Agents, the Lenders and the Issuers in accordance with the terms thereof or the monetary Obligations shall fail to constitute "Senior Indebtedness" or similar term referring to the Obligations in the Subordinated Debt Documents or Holdings, the Company or any of their respective Restricted Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Agents, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

         SECTION 8.1.12. GUARANTEE INVALID. Any Guarantor's Guarantee shall at any time fail to constitute a valid and binding agreement of such Guarantor or any party shall so assert in writing.

         SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to Holdings or any Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person and the Company shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

         SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
8.1.9 with respect to Holdings or any Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount



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of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Company shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.


                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

         SECTION 9.1. ACTIONS. Each Lender hereby appoints Morgan Stanley Senior Funding, Inc. ("MSSF") as its Syndication Agent and UBS AG, Stamford Branch ("UBS") as Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes each Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, PRO RATA according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by Holdings or the Company; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent's gross negligence or willful misconduct. Neither Agent shall be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of either Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and Holdings and the Company severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day



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from the date the Administrative Agent made such amount available to the applicable Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of a Borrower) and (in the case of a Lender), at the Federal Funds Rate for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

         SECTION 9.3. EXCULPATION. Neither Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations. Any such inquiry which may be made by either Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 9.4. SUBAGENTS AND RELATED PARTIES. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through one or more subagents (including the Australian Subagent) appointed by it. The Administrative Agent and any such subagent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory and indemnity provisions of the preceding Sections of this Article shall apply MUTATIS MUTANDIS to any such subagent and to the Related Parties of the Administrative Agent and any subagent.

         SECTION 9.5. SUCCESSOR. The Syndication Agent may resign as such upon one Business Day's notice to the Borrowers and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to Holdings and the Borrowers and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any state thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; PROVIDED, HOWEVER that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth above, the retiring



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Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Section 11.3 and Section 11.4 shall continue to inure to its benefit. If the Syndication Agent shall resign, then all actions required to be taken by or consented to by the Agents shall only be required to be taken or consented to, as the case may be, by the Administrative Agent.

         SECTION 9.6. CREDIT EXTENSIONS BY EACH AGENT AND ISSUER. Each Agent and each Issuer shall have the same rights and powers with respect to (x)(i) in the case of an Agent, the Credit Extensions made by it or any of its Affiliates and
(ii) in the case of an Issuer, the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent or Issuer. Each Agent, each Issuer and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Holdings, the Company or any Subsidiary or Affiliate of Holdings as if such Agent or Issuer were not an Agent or Issuer hereunder.

         SECTION 9.7. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of Holdings and the Company, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

         SECTION 9.8. COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by Holdings or any Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by Holdings or any Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Company for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.




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         SECTION 9.9. RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties. For purposes of applying amounts in accordance with this Section, each Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of each Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Company to the contrary, each Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

         SECTION 9.10. DEFAULTS. Neither Agent shall be deemed to have knowledge or notice of the occurrence of a Default unless such Agent has received a written notice from a Lender or Holdings or any Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that either Agent receives such a notice of the occurrence of a Default, such Agent shall give prompt notice thereof to the Lenders. Each Agent shall (subject to Section 11.1) take such action with respect to such Default as shall be directed by the Required Lenders; PROVIDED that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders, as applicable.

         SECTION 9.11. COLLATERAL AGENTCOLLATERAL AGENT. Each Lender appoints The Bank of Nova Scotia as Collateral Agent and authorizes it to sign and deliver the Security Documents and documents reasonably ancillary thereto and to take such actions on its behalf with respect to the collateral as are delegated to it by the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         SECTION 9.12. DOCUMENTATION AGENT. The Lender identified on the signature pages of this Agreement as the "Documentation Agent" shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to all Lenders as such. Without limiting the foregoing, the Lender so identified as the "Documentation Agent" shall not have or be deemed to have any fiduciary relationship with



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any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified as the "Documentation Agent" in deciding to enter into this Agreement and each other Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

         SECTION 9.13. SECURITY TRUST DEED. In order for the Lenders to become beneficiaries under the Australian Security Trust Deed, the Administrative Agent is hereby authorized and instructed to execute as agent on behalf each Lender an Australian Accession Deed. Each Lender authorizes the Administrative Agent to act as its representative for the purposes of the Australian Security Trust Deed in connection with any communication or other dealings with the Australian Security Trustee, and the Australian Security Trustee shall not be required to accept any communication from any other party other than the Administrative Agent with respect to any request, instruction, direction, approval, consent, agreement or other instruction of the Lenders (as beneficiaries) under the Australian Security Trust Deed.


                                    ARTICLE X

                             [Intentionally Omitted]

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         SECTION 11.1. WAIVERS, AMENDMENTS, ETC. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Holdings, Intermediate Holdings, the Borrowers and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall:

                  (a)  modify this Section without the consent of all Lenders;

                  (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or reduce any fees described in Article III payable to any Lender without the consent of such Lender;

                  (c) extend the final Stated Maturity Date for any Lender's Loan, or reduce the principal amount of, rate of interest or fees on any Loan or Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor), or extend the date on which interest or fees are payable in respect of such Loan or Reimbursement Obligation, in each case, without the consent of the Lender which has made such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant



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         to Section 8.2 and Section 8.3 of amounts owing with respect to the
         Loans and other Obligations shall only require the vote of the Required Lenders);

                  (d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

                  (e) except as otherwise expressly provided in a Loan Document, release (i) Holdings, Intermediate Holdings or any Borrower from its Obligations under the Loan Documents or any Guarantor from its Obligations under a Guaranty or (ii) all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders;

                  (f) (i) amend, modify or waive clause (b) of Section 3.1.1 or
         (ii) have the effect (either immediately or at some later time) of enabling any Borrower to satisfy a condition precedent to the making of a Revolving Loan or the issuance of a Letter of Credit unless such amendment, modification or waiver shall have been consented to by the holders of at least 51% of the Revolving Loan Commitments of the applicable Tranche;

                  (g) amend, modify or waive the provisions of clause (a)(i) or
         (c) of Section 3.1.1 or clause (b) of Section 3.1.2, or effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of other Lenders participating in other Tranches, unless such amendment, modification or waiver shall have been consented to by the holders of at least 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such modification or, in the case of a modification affecting any of the Revolving Loan Commitments, the Lenders holding at least 51% of the Revolving Loan Commitments of the applicable Tranche;

                  (h) change any of the terms of clause (e) of Section 2.1.4 or
         Section 2.3.2 without the consent of the Swing Line Lender; or

                  (i) affect adversely the interests, rights or obligations of either Agent (in its capacity as an Agent) or any Issuer (in its capacity as an Issuer), unless consented to by such Agent or such Issuer, as the case may be.

No failure or delay on the part of either Agent, any Issuer or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either Agent, any Issuer or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval



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hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         For purposes of this Section 11.1, the Syndication Agent, in coordination with the Administrative Agent, shall have primary responsibility, together with Holdings, Intermediate Holdings and the Borrowers, in the negotiation, preparation and documentation relating to any amendment, modification or waiver under this Agreement, any other Loan Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section.

         SECTION 11.2. NOTICES; TIME. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to either Agent or to Holdings or a Borrower, to the applicable Person at its address or facsimile number set forth below its signature in this Agreement, and if to a Lender or Issuer to the applicable Person at its address or facsimile number set forth below its signature in this Agreement or set forth in the Lender Assignment Agreement pursuant to which it may become a Lender hereunder, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Each such notice, request or other communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address referred to in this Section; PROVIDED that notices to the Administrative Agent pursuant to Articles II, III and IV shall not be effective until received by it. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York time.

         SECTION 11.3. PAYMENT OF COSTS AND EXPENSES. Each of Holdings, Intermediate Holdings and the Company agrees to pay on demand all expenses of each Agent, each Joint Lead Arranger and each Lender (including the reasonable fees (subject to the limitation agreed between the Company and the Agents) and expenses of Davis Polk & Wardwell, counsel to the Agents, and of local counsel, if any, who may be retained by or on behalf of the Agents, the out-of-pocket due diligence and travel expenses of each Agent up to $30,000 each, the expenses of the Filing Agent and the Title Company and the courier, reproduction, printing and delivery expenses of the Agents, the Joint Lead Arrangers and the Lenders) in connection with

                  (a) the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and the syndication of the Commitments and the Loans; and

                  (b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have




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         been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

                  (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

Each of Holdings, Intermediate Holdings and the Company further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution, delivery, recording or filing of each Loan Document, the Credit Extensions or the issuance of the Notes. Each of Holdings, Intermediate Holdings and the Company also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with Holdings, Intermediate Holdings or any Borrower, whether or not consummated, of any Obligations, (y) the enforcement of any Obligations and (z) the preparation, execution, delivery, administration or enforcement of any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required or requested.

         SECTION 11.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Secured Party, each of Holdings, Intermediate Holdings and the Company, jointly and severally, hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension or any other actual or proposed use of the proceeds of any Loan or Letter of Credit;

                  (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of Holdings, Intermediate Holdings or a Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, PROVIDED that any such action is resolved in favor of such Indemnified Party);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the



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

         Capital Stock or assets of any Person, whether or not an Indemnified Party is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter at, under or arising from any operations (including, off-site disposal of Hazardous Materials) or property currently or formerly owned, leased or operated upon (including right of way easements) of Holdings or its Subsidiaries or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

                  (e) the presence on or under, or the Release from, any operations of Obligor or Subsidiary or any real property currently or formerly owned, leased, or operated upon (including right of way easements) by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

                  (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party which are determined by a final judgment of a court of competent jurisdiction to have been incurred solely by reason of the relevant Indemnified Party's gross negligence or willful misconduct. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 11.5. SURVIVAL. The obligations of Holdings, Intermediate Holdings and the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 11.3 and 11.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.



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         SECTION 11.6. SEVERABILITY. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 11.7. HEADINGS. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

         SECTION 11.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective (the "EFFECTIVE DATE") when counterparts hereof executed on behalf of Holdings, Intermediate Holdings and each Borrower, each Agent and each Lender (or notice thereof satisfactory to the Agents), shall have been received by the Agents.

         SECTION 11.9. GOVERNING LAW; ENTIRE AGREEMENT. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 11.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither Holdings nor Intermediate Holdings nor the Borrowers may assign or transfer their rights or obligations hereunder without the consent of all Lenders.

         SECTION 11.11. SALE and TRANSFER OF CREDIT EXTENSIONS; PARTICIPATIONS IN CREDIT EXTENSIONS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.



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         (a) Any Lender may assign ("ASSIGNOR LENDER") to one or more Eligible
Assignees ("ASSIGNEE LENDER") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); PROVIDED that

                  (i) except in the case of an assignment of the entire remaining amount of the Assignor Lender's Commitments and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or principal outstanding balance of the Loans of the Assignor Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 in the case of Revolving Loans or Revolving Loan Commitments and $1,000,000 in the case of Term Loans, unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company, otherwise consent (each such consent not to be unreasonably withheld or delayed),

                  (ii) (A) each partial assignment shall be, (w) as among U.S. Revolving Loan Commitments, U.S. Revolving Loans and participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans, (x) as among Canadian Revolving Loan Commitments and Canadian Revolving Loans, (y) as among Australian Revolving Loan Commitments and Australian Revolving Loans and (z) as among Term Loan Commitments and participations in the Term Loans, in each case, of a constant, and not a varying, percentage and (B) each full or partial assignment of Term Loans shall include all or a portion (as the case may be) of such Assignor Lender's U.S. Term Loan, Australian Term Loan and Canadian Term Loan, in each case comprising an equal percentage of the aggregate amount of all outstanding U.S. Term Loans, Australian Term Loans and Canadian Term Loans, respectively and

                  (iii) the parties to each assignment shall execute and deliver to the Administrative Agent (A) a Lender Assignment Agreement (including, if the Assignee Lender is not a Lender, the delivery of administrative details information to the Administrative Agent), together with (B) unless the Assignor Lender or Assignee Lender is one of the Agents or an Affiliate of either, a processing and recordation fee of $3,500, to be paid by the Assignor Lender or the Assignee Lender,

PROVIDED, FURTHER that assignments that are made on the same day to funds that
(A) invest in commercial loans and (B) are managed or advised by the same investment advisor or an Affiliate of such investment advisor may be treated as a single assignment for purposes of the minimum amounts described in subclause
(i) above and application of the processing fee described in subclause (iii) above.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (b) below and the last sentence of clause (b) of Section 2.7, from and after the effective date specified in each Lender Assignment Agreement, the Assignee Lender thereunder shall be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights



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and obligations of a Lender under this Agreement, and the Assignor Lender thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the Assignor Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) below. If the consent of the Company to an assignment is required hereunder, the Company shall be deemed to have given its consent five Business Days after the date written notice thereof has been received by the Company from the Administrative Agent unless such consent is expressly refused by the Company prior to such fifth Business Day.

         (b) The Administrative Agent shall record each assignment made in accordance with this Section in the Register pursuant to clause (b) of Section
2.7 and to the extent applicable, the register maintained pursuant to the Australian Debenture Deed Poll and in accordance with the terms of that document. The Register shall be available for inspection by the Company, at any reasonable time and from time to time upon reasonable prior notice.

         (c) Any Lender may, without the consent of, or notice to, the Company or the Agents, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); PROVIDED that (x) such Lender's obligations under this Agreement shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (z) the Company, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following: (i) modification of clauses (a), (b), (c), (d) or (e) of Section 11.1 (except as otherwise expressly permitted thereby), (ii) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to receive (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 1.4 shall not constitute a reduction in the interest rate or the fees payable to such Participant), (iii) a decrease in the principal amount of, or an extension of the final Stated Maturity Date of, any Loan in which such Participant has purchased a participating interest, (iv) an extension of the date on which interest or fees are payable in respect of any Loan, (v) a reduction in the percentage set forth in the definition of "Required Lenders" (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as



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the extensions of Term Loans and Revolving Loan Commitments are included on this
Closing Date), or (vi) a release of all or substantially all of the collateral security under the Loan Documents or all or substantially all of the Guarantors from their obligations under the Guarantees, in each case except as otherwise specifically provided in the proviso to clause (e) of Section 11.1 or in any Loan Document. Subject to clause (d) below, the Company agrees that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1.1, 11.3 and 11.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (a). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, provided such Participant agrees to be subject to
Section 4.8 as though it were a Lender.

         (d) Each Participant shall be indemnified for increased costs and taxes pursuant to Section 4.3, 4.5 or 4.6 only if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Company for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Company and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Company or the Administrative Agent as a result of the failure of the Company or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant complied with Section 2.3.3(e) and clauses (e) and (g) of Section 4.6.

         (e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (i) to secure obligations of such Lender to a Federal Reserve Bank and (ii) in connection with any securitization of any portfolio loans of such Lender, in each case without the prior written consent of any other Person; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (f) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING BANK") may grant to a special purpose funding vehicle (a "SPV"), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Company, the option to provide to the Company all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Company pursuant to this Agreement; PROVIDED THAT (i) nothing herein shall constitute a commitment by any SPV to make any Loan, (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPV shall be granted no voting rights other than those permitted to be granted to a Participant pursuant to CLAUSE (C) of Section
11.11. The making of a Loan by a SPV hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may (i) with notice to, but without the prior written consent of, the Company and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by the Company and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

(g) In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall, after the date that any Lender with a Commitment to make U.S. Revolving Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB+, Baa or B (or BB, in the case of Lender that is an insurance company (or B++, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the applicable Borrower or Holdings shall have the right, but not the obligation, upon notice to such Lender and the Agents, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its U.S. Revolving Loan Commitment under this Agreement to such Assignee Lender; PROVIDED, HOWEVER, that (i) no such assignment shall conflict with any law, regulation or order of any Governmental Authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment 100% of the principal of and interest and fees (if any) accrued to the date of payment on the U.S. Revolving Loans made (including any fees in respect of Letters of Credit participated in, if any) by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder as a U.S. Revolving Loan Lender. The Administrative Agent shall, upon request of either Joint Lead Arranger from time to time, deliver a then-current list of Lenders and their respective Commitments or Loans.

         SECTION 11.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with Holdings, Intermediate Holdings, any Borrower or any of their Affiliates in which such Obligor or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 11.13. JUDGMENT CURRENCY. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder (including under Section 9.1), under any Note or under any other Loan Document in another currency into U.S. Dollars or into a Foreign Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with U.S. Dollars or with such Foreign Currency, as the case may be, in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

         (b) The obligation of each Borrower, Intermediate Holdings and Holdings in respect of any sum due from it to any Agent or any Lender hereunder, under any Note or under any other Loan Document shall, notwithstanding any judgment in a currency other than U.S. Dollars or a Foreign Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by such Agent or such Lender of any sum adjudged to be so due in such other currency, such Agent or such Lender may, in accordance with normal banking procedures, purchase U.S. Dollars or such Foreign Currency, as the case may be, with such other currency. If the U.S. Dollars or such Foreign Currency so purchased are less than the sum originally due to such Agent or such Lender in U.S. Dollars or in such Foreign Currency, such Borrower and Holdings agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Lender against such loss.

         SECTION 11.14. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, ANY ISSUER OR ANY OBLIGOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENTS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OBLIGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION
11.2. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER

MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OBLIGOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEMS (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, UNITED STATES, AS IT'S AGENT TO RECEIVE, ON SUCH OBLIGOR'S BEHALF AND ON BEHALF OF SUCH OBLIGOR'S PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING TO SUCH OBLIGOR AS PROVIDED IN SECTION 11.2 OR DELIVERING A COPY OF SUCH PROCESS TO SUCH OBLIGOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH OBLIGOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH OBLIGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

         SECTION 11.15. WAIVER OF JURY TRIAL. EACH AGENT, EACH LENDER, EACH ISSUER AND EACH OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF PERSON IN CONNECTION THEREWITH. EACH OBLIGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

         SECTION 11.16. INDEPENDENCE OF COVENANTS. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of Default or an Event of Default if such action is taken or such condition exists.

         SECTION 11.17. CERTAIN MATTERS RELATED TO COLLATERAL SHARING . (a) Each Lender and each other Secured Party, by accepting the benefits of one or more of the Australian Security Documents, the Canadian Security Documents and the U.S. Security Documents (collectively, the "SECURITY DOCUMENTS"), hereby agrees that, in determining the ratable amount of principal, interest and other Secured Obligations owed to such Secured Party for purposes of Section 21 of the U.S. Guarantee and Security Agreement or any other distribution or application provision with respect to the Secured Obligations thereunder or otherwise under any U.S. Security Document (any such provision, an "APPLICATION PROVISION"; and such share thereof for any Lender with respect to any U.S. Security Document application provision, its "SHARING PERCENTAGE"), each Secured Party holding Foreign Secured Obligations shall first be deemed to satisfy such Foreign Secured Obligations from the Foreign Collateral securing such Foreign Secured Obligations (to the extent such Foreign Collateral secure such Foreign Secured Obligations and is available therefor) before determining its Sharing Percentage with respect to any application provision under any U.S. Security Document or otherwise with respect to Shared Collateral. This Section 11.17 constitutes an agreement among and for the benefit of the Secured Parties only, and nothing contained in this Section 11.17 shall be deemed to create any rights for the benefit of, or confer any benefit on, any other party or Person, and any amendment or waiver of the rights in this Section may be made only with the consent of the Lenders.

         (b)  For purposes of this Section 11.17:

         "FOREIGN COLLATERAL" means, collectively, all "Collateral" as defined in the Australian Security Documents and the Canadian Security Documents, and any other collateral secured by a Lien thereunder, whether or not so defined therein.

         "FOREIGN LENDER" means any of the Australian Lenders and the Canadian Lenders.

         "FOREIGN SECURED OBLIGATIONS" means Obligations with respect to the Australian Loans and the Canadian Loans which are secured by the Australian Security Documents and the Canadian Security Documents, respectively.

         "SECURED OBLIGATION" has the meaning assigned thereto in the U.S. Guarantee and Security Agreement.

         "SHARED COLLATERAL" means all "Collateral" as defined in any U.S. Security Document, and any other collateral secured by a Lien thereunder, whether or not so defined therein.

         "U.S. MORTGAGES" means the Mortgages governed by the laws of the United States or any state or other political subdivision thereof.

         "U.S. SECURITY DOCUMENTS" means, collectively, the U.S. Guarantee and Security Agreement and the U.S. Mortgages, and any other security or collateral document pursuant to which Obligations with respect to the U.S. Term Loans and U.S. Revolving Loans may from time to time be secured.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                       RAILAMERICA, INC.



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention:   Michael Howe

                                       PALM BEACH RAIL HOLDING, INC.



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention: Michael Howe

                                       RAILAMERICA TRANSPORTATION CORP.



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention: Michael Howe

                                       RAILAMERICA CANADA CORP.



                                       By: /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention:   Michael Howe

                                       RAILINK LTD.



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention:   Michael Howe

                                       RAILAMERICA AUSTRALIA FINANCE PTY. LTD.



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention:   Michael Howe

                                       FREIGHT VICTORIA LIMITED



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention: Michael Howe

                                       RAILAMERICA AUSTRALIA PTY. LTD.



                                       By:  /s/ Bennett Marks
                                           -------------------------------------
                                           Name: Bennett Marks
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                       Address:     5300 Broken Sound Blvd. N.W.
                                                    Boca Raton, FL 33487

                                       Facsimile No.: (561) 994-3929

                                       Attention:   Michael Howe

                                       UBS WARBURG LLC, as a Joint Lead
                                       Arranger and a Joint Bookrunner



                                       By:  /s/ James Boland
                                           -------------------------------------
                                           Name: James Boland
                                           Title: Executive Director



                                       By:  /s/ Oliver O. Trumbo
                                           -------------------------------------
                                           Name: Oliver O. Trumbo
                                           Title: Director



                                       Address:     677 Washington Blvd.
                                                    Stamford, CT 06901

                                       Facsimile No.: (203) 719-3888

                                       Attention: Vladimira Holeckova

                                       UBS AG, STAMFORD BRANCH, as the
                                       Administrative Agent and as a Lender



                                       By:  /s/ Wilfred Saint
                                           -------------------------------------
                                           Name: Wilfred Saint
                                           Title: Associate Director
                                                  Banking Products Services, US


                                       By:  /s/ Thomas Salzano
                                           -------------------------------------
                                           Name: Thomas Salzano
                                           Title: Director,
                                                  Banking Products Services, US


                                       Address:     677 Washington Blvd.
                                                    Stamford, CT 06901

                                       Facsimile No.: (203) 719-3888

                                       Attention: Vladimira Holeckova

                                       UBS AUSTRALIA LIMITED, as Lender



                                       By:  /s/ Wilfred Saint
                                           -------------------------------------
                                           Name: Wilfred Saint
                                           Title: Associate Director,
                                                  Banking Products, US


                                       By:  /s/ Thomas Salzano
                                           -------------------------------------
                                           Name: Thomas Salzano
                                           Title: Director,
                                                  Banking Products, US


                                       Address:   Level 25 Governor Philip Tower
                                                  1 Farrer Place
                                                  Sydney NSW 2000

                                       Facsimile No.: (612) 9324 3170

                                       Attention: Lucy Clarke

                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                         as a Joint Lead Arranger, a Joint
                                         Bookrunner, the Syndication Agent and a
                                         Lender



                                       By:  /s/ Eric H. Coombs
                                           -------------------------------------
                                           Name: Eric H. Coombs
                                           Title: Vice President



                                       Address:     1585 Broadway 2nd Floor
                                                    New York, NY 10036

                                       Facsimile No.: (212) 761-0322

                                       Attention: David Reganato

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                         as a Documentation Agent and a Lender



                                       By:  /s/ Attila Koc
                                           -------------------------------------
                                           Name: Attila Koc
                                           Title: Senior Vice President



                                       Address:     1301 Avenue of the Americas
                                                    New York, NY 10019


                                       Facsimile No.: (212) 459-3187

                                       Attention: Ron Finn

                                       THE BANK OF NOVA SCOTIA, as the
                                         Documentation Agent, Collateral Agent
                                         and Lender



                                       By:  /s/ William E. Zarrett
                                           -------------------------------------
                                           Name: William E. Zarrett
                                           Title: Managing Director



                                       Address:     600 Peachtree Street
                                                    Suite 2700
                                                    Atlanta, GA 30308

                                       Facsimile No.: (404) 888-8998

                                       Attention: Andrew Johnson

                                       THE GOVERNOR AND COMPANY OF
                                         THE BANK OF IRELAND



                                       By:  /s/ Maurice Fitzgerald
                                           -------------------------------------
                                           Name: Maurice Fitzgerald
                                           Title: Authorized Signatory



                                       By:  /s/ David Walsh
                                           -------------------------------------
                                           Name: David Walsh
                                           Title: Authorized Signatory



                                       Address:    Bank of Ireland International
                                                   Finance
                                                   La Touche House, IFSC
                                                   Dublin 1
                                                   Ireland


                                       Facsimile No.: (353) 1-829-0129

                                       Attention: Maurice FitzGerald

                                       NATIONAL BANK OF CANADA



                                       By:  /s/ Polk Rostrup
                                           -------------------------------------
                                           Name: Polk Rostrup
                                           Title: Senior Manager



                                       By:  /s/ Robert Ziger
                                           -------------------------------------
                                           Name: Robert Ziger
                                           Title: Account Manager



                                       Address:     3901 Highway #7, West
                                                    Suite 301
                                                    Vaughan, Ontario L4L 8L5

                                       Facsimile No.: (905) 856-8474

                                       Attention: Paul Rostrup

                                       WELLS FARGO BANK TEXAS,
                                       NATIONAL ASSOCIATION



                                       By:  /s/ Anthony C. Frels
                                           -------------------------------------
                                           Name: Anthony C. Frels
                                           Title: Vice President



                                       Address:     40 NE Loop 410
                                                    Suite 301
                                                    San Antonio, TX 78216

                                       Facsimile No.: (210) 856-5003

                                       Attention: Anthony C. Frels

                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By:  /s/ Karl Kieffer
                                           -------------------------------------
                                           Name: Karl Kieffer
                                           Title: Duly Authorized Signatory



                                       Address:     6 High Ridge Park
                                                    Building 6C
                                                    Stamford, CT 06927-5100

                                       Facsimile No.: (203) 316-7978

                                       Attention: Karl Kieffer

                                       ALLIED IRISH BANKS PLC



                                       By:  /s/ Rima Terradista
                                           -------------------------------------
                                           Name: Rima Terradista
                                           Title: Senior Vice President



                                       By:  /s/ John Farrace
                                           -------------------------------------
                                           Name: John Farrace
                                           Title: Senior Vice President



                                       Address:     405 Park Avenue
                                                    New York, NY 10022

                                       Facsimile No.: (212) 339-8325

                                       Attention: Anthony C. Frels

                                                                      SCHEDULE I


                     DISCLOSURE SCHEDULE TO CREDIT AGREEMENT

ITEM 6.1.  Organization


ITEM 6.7.  Litigation.


ITEM 6.8.  Existing Subsidiaries.


ITEM 6.11.  Employee Benefit Plans.


ITEM 6.12.  Environmental Matters.


ITEM 7.2.2(b) Indebtedness to be Paid.


             CREDITOR                              OUTSTANDING PRINCIPAL AMOUNT
             --------                              ----------------------------





ITEM 7.2.2(c) Indebtedness Remaining.


             CREDITOR                              OUTSTANDING PRINCIPAL AMOUNT
             --------                              ----------------------------



ITEM 7.2.3(c) Ongoing Liens.


ITEM 7.2.5(a) Ongoing Investments.

                                                                     SCHEDULE II



                                  PERCENTAGES;
                                  LIBO OFFICE;
                                 DOMESTIC OFFICE


                                                                                  Percentages
                                                       -------------------------------------------------------------------
                                                       U.S. Revolving      Canadian          Austrilian
                                 LIBO       Domestic       Loan         Revolving Loan     Revolving Loan   Revolving Loan
Address of Lender               Office       Office      Commitment       Commitment         Commitment       Commitment
-----------------               ------      --------   --------------   --------------     --------------   --------------
